Exhibit 3.1

VEDTÆGTER	ARTICLES OF ASSOCIATION

ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

VEDTÆGTER	ARTICLES OF ASSOCIATION

ZEALAND PHARMA A/S (CVR-nr.: 20 04 50 78)	ZEALAND PHARMA A/S (CVR no.: 20 04 50 78)

1	Navn	Name

1.1	Selskabets navn er Zealand Pharma A/S.	The Company’s name is Zealand Pharma A/S.

1.2	Selskabets binavn er Zealand Pharmaceuticals A/S.	The Company’s secondary name is Zealand Pharmaceuticals A/S.

2	Formål	Objects

2.1	Selskabets formål er at drive forskning, produktion, handel og dermed beslægtet virksomhed, primært inden for medicinalbranchen.	The object of the Company is to engage in research, manufacture, trade and related activities, primarily within the pharmaceutical industry.

3	Koncernsprog	Corporate language

3.1	Selskabets koncernsprog er engelsk.	The corporate language of the Company is English.

4	Aktiekapital	Share Capital

4.1	Selskabets aktiekapital udgør DKK 37.049.690.	The share capital of the Company is DKK 37,049,690.

4.2	Aktiekapitalen er fuldt indbetalt.	The share capital has been paid up in full.

5	Aktier	Shares

5.1	Hver akties pålydende er DKK 1.	The nominal amount of each share is DKK 1.

5.	Aktierne er udstedt gennem VP Securities A/S.	The shares are issued through VP Securities A/S.

5.3	Aktierne er omsætningspapirer.	The shares are negotiable instruments.

5.4	Ingen aktier har særlige rettigheder.	No shares carry any special rights.

5.5	Der gælder ingen indskrænkninger i aktiernes omsættelighed.	No restrictions shall apply as to the transferability of the shares.

5.6	Ingen aktionær skal være forpligtet til at lade sine aktier indløse helt eller delvist.	No shareholder shall be obliged to have the shares redeemed fully or partly.

5.7	Aktierne udstedes på navn og skal noteres i Selskabets ejerbog.	The shares shall be issued in the holder’s name and shall be registered in the Company’s Register of Shareholders.

5.8	Selskabets ejerbog føres af Computershare A/S, CVR-nr. 27 08 88 99, der er valgt som ejerbogsfører på Selskabets vegne.	The Register of Shareholders is handled by Computershare A/S, CVR no. 27 08 88 99, on behalf of the Company.

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6	Udbytte	Dividend

6.1	Udbytte betales til aktionærerne ved overførsel gennem VP Securities A/S.	Dividend shall be paid out to shareholders by transfer through VP Securities A/S.

6.2	Udbytte, der ikke har været hævet inden tre år fra forfaldsdagen, tilfalder Selskabet.	Dividend that has not been claimed within three years of the due date shall accrue to the Company.

7	Bemyndigelse til kapitalforhøjelse	Authorization to increase the share capital

7.1	Bestyrelsen er i perioden indtil den 2.	During the period until 2 April 2025

april 2025 bemyndiget til ad en eller flere gange at forhøje Selskabets aktiekapital ved udstedelse af nye aktier med indtil nominelt DKK 9.013.665. Forhøjelsen af aktiekapitalen skal ske til markedskurs og skal gennemføres uden fortegningsret for Selskabets eksisterende aktionærer. Forhøjelsen skal ske ved kontant indbetaling.

the board of directors is authorized to increase at one or more times the Company’s share capital by issuance of new shares of up to nominally DKK 9,013,665. The capital increase shall be effected at market price and shall be implemented without pre-emption rights for the Company’s existing shareholders. The capital increase must be implemented by way of cash contribution.
7.2	Bestyrelsen er i perioden indtil den 2. april 2025 bemyndiget til ad en eller flere gange at forhøje Selskabets aktiekapital ved udstedelse af nye aktier med indtil nominelt DKK 3.605.466. Forhøjelsen af aktiekapitalen skal ske til markedskurs og skal gennemføres uden fortegningsret for Selskabets eksisterende aktionærer. Forhøjelsen skal ske ved apportindskud.	During the period until 2 April 2025 the board of directors is authorized to increase at one or more times the Company’s share capital by issuance of new shares by up to nominally DKK 3,605,466. The capital increase shall be effected at market price and shall be implemented with pre-emption rights for the Company’s existing shareholders. The capital increase must be implemented by way of contribution in kind.

7.3	Bestyrelsen er i perioden indtil den 2. april 2025 bemyndiget til ad en eller flere gange at forhøje Selskabets aktiekapital ved udstedelse af nye aktier med indtil nominelt DKK 18.027.330. Forhøjelsen af aktiekapitalen skal gennemføres med fortegningsret for Selskabets eksisterende aktionærer, og den kan ske til en favørkurs fastsat af bestyrelsen. Bestyrelsen kan bestemme, at forhøjelsen skal ske ved kontant indbetaling, apportindskud eller ved konvertering af gæld.	During the period until 2 April 2025 the board of directors is authorized to increase at one or more times the Company's share capital by issuance of new shares by up to nominally DKK DKK 18,027,330. The capital increase shall be implemented with pre-emption rights for the Company's existing shareholders and the subscription price may be a favourable price fixed by the board of directors of the Company. The board of directors may decide to implement the capital increase by way of cash contribution, by contribution in kind or by debt conversion.

7.4	De nye aktier udstedt i henhold til punkt 7.1-7.3 skal være ligestillet med den bestående aktiekapital. De nye aktier skal være omsætningspapirer og navneaktier og skal noteres i Selskabets ejerbog. Ingen aktionær skal være forpligtet til at lade sine aktier indløse helt eller delvist. De nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra det tidspunkt, som fastsættes af bestyrelsen i forhøjelsesbeslutningen.	The new shares issued pursuant to articles 7.1-7.3 shall have the same rights as the existing shares of the Company. The new shares shall be negotiable instruments and issued in the holder’s name and shall be registered in the Company’s Register of Shareholders. No shareholder shall be obliged to have the shares redeemed fully or partly. The new shares shall give rights to dividends and other rights in the Company from the time which is determined by the board of directors in connection with the decision to increase the share capital.

7.5	Bestyrelsen er bemyndiget til at fastsætte de nærmere vilkår for kapitalforhøjelser i henhold til ovennævnte bemyndigelser. Bestyrelsen er endvidere bemyndiget til at foretage de ændringer i vedtægterne som måtte være nødvendige som følge af bestyrelsens udnyttelse af ovenstående bemyndigelser.	The board of directors is authorized to stipulate detailed terms and conditions governing capital increases under the authority given above. The board of directors is also authorized to amend these Articles of Association as required in connection with its use of such authority.

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8	Bemyndigelse til udstedelse af warrants	Authorization to issuance of warrants

8.1	På et bestyrelsesmøde i Selskabet afholdt den 1. april 2014 vedtog Selskabets bestyrelse at udstede warrants (2014-1 employee incentive program) i henhold til bemyndigelse, som udløb den 2. november 2015, svarende til nominelt DKK 100.000 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed, i henhold til bemyndigelse, som udløb den 2. november 2015. Det konkrete antal warrants tildelt udgør 100.000. De fuldstændige vilkår for warrants er vedlagt som 8.1.f. Bilag 8.1.f udgør en integreret del af nærværende vedtægter. 28.000 warrants er udnyttet den 14. december 2018 og 72.000 warrants er udnyttet den 15. marts 2019, og hermed er alle warrants udnyttet.	At a meeting of the board of directors of the Company held on 1 April 2014, the board of directors of the Company resolved to issue warrants (2014-1 employee incentive program) pursuant to an authorization which expired on 2 November 2015, corresponding to a nominal amount of DKK 100,000 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith pursuant to an authorization which expired on 2 November 2015. The final number of warrants granted is 100,000. The complete terms of the warrants are attached as Schedule 8.1.f. Schedule 8.1.f constitutes an integrated part of these Articles of Association. 28,000 warrants were exercised on 14 December 2018 and 72,000 warrants were exercised on 15 March 2019, and thus all warrants were exercised.

	På et bestyrelsesmøde i Selskabet afholdt den 25. marts 2015 vedtog Selskabets bestyrelse at udstede warrants (2015-1 employee incentive program) i henhold til bemyndigelse, som udløb den 2. november 2015, svarende til nominelt DKK 100.000 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed i henhold til bemyndigelse, som udløb den 2. november 2015. Det konkrete antal warrants tildelt udgør 100.000. De fuldstændige vilkår for warrants er vedlagt som bilag 8.1.g. Bilag 8.1.g udgør en integreret del af nærværende vedtægter. 35.000 warrants er udnyttet den 13. september 2019, 33.000 warrants er udnyttet den 22. november 2019, og 32.000 warrants er udnyttet den 20. marts 2020 og hermed er alle warrants udnyttet.	At a meeting of the board of directors of the Company held on 25 March 2015, the board of directors of the Company resolved to issue warrants (2015-1 employee incentive program) pursuant to an authorization which expired on 2 November 2015, corresponding to a nominal amount of DKK 100,000 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith pursuant to an authorization which expired on 2 November 2015. The final number of warrants granted is 100,000. The complete terms of the warrants are attached as Schedule 8.1.g. Schedule 8.1.g constitutes an integrated part of these Articles of Association. 35,000 warrants were exercised on 13 September 2019, 33,000 warrants were exercised on 22 November 2019, and 32,000 warrants were exercised on 20 March 2020, and thus all warrants were exercised..

 På et bestyrelsesmøde i Selskabet afholdt den 5. maj 2015 vedtog Selskabets bestyrelse at udstede warrants (2015-4 employee incentive program) i henhold til bemyndigelse, som udløb den 2. november 2015, svarende til nominelt DKK 46.359 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed i henhold til bemyndigelse, som udløb den 2. november 2015. Det konkrete antal warrants tildelt udgør 46.359. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4. Bilag 8.4 udgør en integreret del af nærværende vedtægter. 12.000 warrants er udnyttet den 23. august 2019, og 12.000 warrants er udnyttet den 13. september 2019, 12.000 warrants er udnyttet den 22. november 2019, 4.900 warrants er udnyttet den 20. marts 2020, og 5.459 warrants er udnyttet den 15. april 2020, og hermed er alle warrants udnyttet.

At a meeting of the board of directors of the Company held on 5 May 2015, the board of directors of the Company resolved to issue warrants (2015-4 employee incentive program) pursuant to an authorization which expired on 2 November 2015, corresponding to a nominal amount of DKK 46,359 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith pursuant to an authorization which expired on 2 November 2015. The final number of warrants granted is 46,359. The complete terms of the warrants are attached as Schedule 8.4. Schedule 8.4 constitutes an integrated part of these Articles of Association. 12,000 warrants were exercised on 23 August 2019, and 12,000 warrants were exercised on 13 September 2019, 12,000 warrants were exercised on 22 November 2019, 4,900 warrants were exercised on 20 March 2020, and 5,459 warrants were exercised on 15 April 2020, and thus all warrants were exercised.

8.2	Alle aktier, der ved udnyttelse af warrants udstedt i henhold til § 8.1 skal være omsætningspapirer og navneaktier og noteres i Selskabets ejerbog.	The shares subscribed for by exercise of the warrants issued pursuant to article 8.1 shall be negotiable instruments and issued in the holder’s name and shall be registered in the Company’s Register of Shareholders.

	De nye aktier skal være ligestillet med den bestående aktiekapital. Ingen aktionær skal være forpligtet til at lade sine aktier indløse helt eller delvist. De nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra det tidspunkt, som fastsættes af bestyrelsen i forhøjelsesbeslutningen.	The new shares shall have the same rights as the existing shares of the Company. No shareholder shall be obliged to have the shares redeemed fully or partly. The new shares shall give rights to dividends and other rights in the Company from the time which is determined by the board of directors in connection with the decision to increase the share capital.

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8.3	Bestyrelsen er bemyndiget til at ændre nærværende vedtægter i tilfælde af udnyttelse af de givne bemyndigelser eller warrants.	The board of directors is authorized to amend these Articles of Association as a consequence of applying the authorizations granted or the exercise of warrants.

8.4	Bestyrelsen er i perioden indtil den 21. april 2020 bemyndiget til ad en eller flere gange at udstede warrants med ret til at tegne op til nominelt DKK 2.750.000 aktier i Selskabet. Selskabets aktionærer skal ikke have fortegningsret ved bestyrelsens udnyttelse af denne bemyndigelse. De nærmere vilkår fastsættes af bestyrelsen. Bestyrelsen fastsætter selv udnyttelseskursen samt øvrige vilkår for warrants, dog således at udnyttelseskursen som minimum skal svare til markedskursen på tidspunktet for udstedelsen af warrants, medmindre disse udstedes til Selskabets medarbejdere.	During the period until 21 April 2020 the board of directors is authorized to issue at one or more times warrants with a right to subscribe for shares up to an aggregate amount of nominally DKK 2,750,000 shares in the Company. The shareholders of the Company will not have pre-emptive subscription rights when the Board of Directors exercises this authorization. The specific terms and conditions in this respect are to be determined by the Board of Directors. The Board of Directors determines, at its own discretion, the exercise price as well as other terms and conditions for the warrants, always provided that the exercise price as a minimum corresponds to the market price at the time of issuance of the warrants, unless these are issued to the Company’s employees.

	Bestyrelsen kan efter de til enhver tid gældende regler i selskabsloven genanvende eller genudstede eventuelle bortfaldne ikke udnyttede warrants, forudsat at genanvendelsen eller genudstedelsen finder sted inden for de vilkår og tidsmæssige begrænsninger, der fremgår af denne bemyndigelse. Ved genanvendelse forstås adgangen for bestyrelsen til at lade en anden aftalepart indtræde i en allerede bestående aftale om warrants. Ved genudstedelse forstås bestyrelsens mulighed for inden for samme bemyndigelse at genudstede nye warrants, hvis allerede udstedte warrants er bortfaldet.	Pursuant to the provisions of the Danish Companies Act in force from time to time, the Board of Directors may reapply or reissue any lapsed non-exercised warrants, provided that such realication or reissue is made under the terms and conditions and within the time limits specified under this authority. Reapplication means the right of the Board of Directors to let another contractual party become a party to an already existing agreement on warrants. Reissue means the possibility for the Board of Directors to reissue new warrants under the same authorization if those already issued have lapsed.

	Bestyrelsen er i perioden indtil den 21. april 2020 endvidere bemyndiget til ad en eller flere gange at forhøje Selskabets aktiekapital med op til nominelt DKK 2.750.000 aktier ved kontant indbetaling i forbindelse med udnyttelse af warrants eller et sådant beløb som måtte følge af en eventuel regulering af antallet af warrants ved ændringer i Selskabets kapitalforhold. Selskabets aktionærer skal ikke have fortegningsret til aktier som udstedes ved udnyttelse af udstedte warrants.	During the period until 21 April 2020, the Board of Directors is also authorized to increase at one or more times the Company’s share capital by up to nominally DKK 2,750,000 shares by cash payment in connection with the exercise of the warrants or such an amount caused by an adjustment (if any) in the number of warrants due to changes in the capital structure, without pre-emptive subscription rights for the shareholders of the Company to shares issued by exercise of the issued warrants.

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På et bestyrelsesmøde i Selskabet afholdt den 5. maj 2015 vedtog Selskabets bestyrelse at udstede warrants (2015-2 employee incentive program) svarende til nominelt DKK 366.250 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 366.250. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4. Bilag 8.4 udgør en integreret del af nærværende vedtægter. 25.550 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. 7.500 warrants er udnyttet den 14. september 2018, 18.250 warrants er udnyttet den 5. april 2019, 45.539 warrants er udnyttet den 28. maj 2019, 89.315 warrants er udnyttet den 14. juni 2019, 4.500 warrants er udnyttet den 23. august 2019, 10.671 warrants er udnyttet den 13. september 2019, 57,925 warrants er udnyttet den 22. november 2019, 16.350 warrants er udnyttet den 13. december 2019, og 50.250 warrants er udnyttet den 20. marts 2020, og 400 warrants er udnyttet den 15. april 2020. Som følge af dels udnyttelse dels bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 40.000 warrants.	At a meeting of the board of directors of the Company held on 5 May 2015, the board of directors of the Company resolved to issue warrants (2015-2 employee incentive program) corresponding to a nominal amount of DKK 366,250 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. The final number of warrants granted is 366,250. The complete terms of the warrants are attached as Schedule 8.4. Schedule 8.4 constitutes an integrated part of these Articles of Association. 25,550 warrants issued under this program has lapsed per 13 December 2019. 7,500 warrants were exercised on 14 September 2018, 18,250 warrants were exercised on 5 April 2019, 45,539 warrants were exercised on 28 May 2019, 89,315 warrants were exercised on 14 June 2019, 4,500 warrants were exercised on 23 August 2019, 10,671 warrants were exercised on 13 September 2019, 57,925 warrants were exercised on 22 November 2019, 16,350 warrants were exercised on 13 December 2019, 50,250 warrants were exercised on 20 March 2020, and 400 warrants were exercised on 15 April 2020. As a result of exercise/lapse of warrants, the number of warrants available for exercise has been reduced to 40,000 warrants.

På et bestyrelsesmøde i Selskabet afholdt den 5. maj 2015 vedtog Selskabets bestyrelse at udstede warrants (2015-3 employee incentive program) svarende til nominelt DKK 100.000 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Samtlige warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.a.	At a meeting of the board of directors of the Company held on 5 May 2015, the board of directors of the Company resolved to issue warrants (2015-3 employee incentive program) corresponding to a nominal amount of DKK 85,434 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. All warrants issued under this program have lapsed per 28 February 2019. As a result of lapse of warrants, Schedule 8.4.a is terminated.

På et bestyrelsesmøde i Selskabet afholdt den 5. april 2016 vedtog Selskabets bestyrelse at udstede warrants (2016-1 employee incentive program) svarende til nominelt DKK 347.250 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 347.250. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.b. Bilag 8.4.b udgør en integreret del af nærværende vedtægter. 65.750 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. 1.500 warrants er udnyttet den 13. september 2019, 55.300 warrants er udnyttet den 22. november 2019, 14.625 warrants er udnyttet den 13. december 2019, 4.325 warrants er udnyttet den 20. marts 2020, 6.250 warrants er udnyttet den 15. april 2020, 52.750 warrants er udnyttet den 26. maj 2020, og 27.000 warrants er udnyttet den 12. juni 2020. Som følge af dels udnyttelse, dels bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 119.750 warrants.	At a meeting of the board of directors of the Company held on 5 April 2016, the board of directors of the Company resolved to issue warrants (2016-1 employee incentive program) corresponding to a nominal amount of DKK 347,250 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. The final number of warrants granted is 347,250. The complete terms of the warrants are attached as Schedule 8.4.b. Schedule 8.4.b constitutes an integrated part of these Articles of Association. 65,750 warrants issued under this program has lapsed per 13 December 2019. 1,500 warrants were exercised on 13 September 2019, 55,300 warrants were exercised on 22 November 2019, 14,625 warrants were exercised on 13 December 2019, 4,325 warrants were exercised on 20 March 2020, 6,250 warrants were exercised on 15 April 2020, 52,750 warrants were exercised on 26 May 2020, and 27,000 warrants were exercised on 12 June 2020. As a result of exercise/lapse of warrants, the number of warrants available for exercise has been reduced to 119,750 warrants.

På et bestyrelsesmøde i Selskabet afholdt den 5. april 2016 vedtog Selskabets bestyrelse at udstede warrants (2016-2 employee incentive program) svarende til nominelt DKK 85.434 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Samtlige warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.c.	At a meeting of the board of directors of the Company held on 5 April 2016, the board of directors of the Company resolved to issue warrants (2016-2 employee incentive program) corresponding to a nominal amount of DKK 85,434 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. All warrants issued under this program have lapsed per 28 February 2019. As a result of lapse of warrants, Schedule 8.4.c is terminated.

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På et bestyrelsesmøde i Selskabet afholdt den 15. juli 2016 vedtog Selskabets bestyrelse at udstede warrants (2016-3 employee incentive program) svarende til nominelt DKK 40.000 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 40.000. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.d. Bilag 8.4.d udgør en integreret del af nærværende vedtægter. Samtlige warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.d.	At a meeting of the board of directors of the Company held on 15 July 2016, the board of directors of the Company resolved to issue warrants (2016-3 employee incentive program) corresponding to a nominal amount of DKK 40,000 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. The final number of warrants granted is 40,000. The complete terms of the warrants are attached as Schedule 8.4.d. Schedule 8.4.d constitutes an integrated part of these Articles of Association. All warrants issued under this program have lapsed per 13 December 2019. As a result of lapse of warrants, Schedule 8.4.d is terminated

På et bestyrelsesmøde i Selskabet afholdt den 6. april 2017 vedtog Selskabets bestyrelse at udstede warrants (2017-1 employee incentive program) svarende til nominelt DKK 424.000 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 424.000. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.e. Bilag 8.4.e udgør en integreret del af nærværende vedtægter 131.750 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. 17.263 warrants er udnyttet den 15. april 2020, 38.121 warrants er udnyttet den 26. maj 2020, og 14.495 warrants er udnyttet den 12. juni 2020. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 222.371 warrants.	At a meeting of the board of directors of the Company held on 6 April 2017, the board of directors of the Company resolved to issue warrants (2017-1 employee incentive program) corresponding to a nominal amount of DKK 424,000 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. The final number of warrants granted is 424,000. The complete terms of the warrants are attached as Schedule 8.4.e. Schedule 8.4.e constitutes an integrated part of these Articles of Association131,750 warrants issued under this program has lapsed per 13 December 2019. 17,263 warrants were exercised on 15 April 2020, 38,121 warrants were exercised on 26 May 2020, and 14,495 warrants were exercised on 12 June 2020. As a result of lapse of warrants, the number of warrants available for exercise has been reduced to 222,371 warrants.

På et bestyrelsesmøde i Selskabet afholdt den 6. april 2017 vedtog Selskabets bestyrelse at udstede warrants (2017-2 employee incentive program) svarende til nominelt DKK 93.392 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Samtlige warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.f.	At a meeting of the board of directors of the Company held on 6 April 2017, the board of directors of the Company resolved to issue warrants (2017-2 employee incentive program) corresponding to a nominal amount of DKK 93,392 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. All warrants issued under this program have lapsed per 28 February 2019. As a result of lapse of warrants, Schedule 8.4.f is terminated.

På et bestyrelsesmøde i Selskabet afholdt den 25. august 2017 vedtog Selskabets bestyrelse at udstede warrants (2017-3 employee incentive program) svarende til nominelt DKK 14.566 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Samtlige warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.g.

At a meeting of the board of directors of the Company held on 25 August 2017, the board of directors of the Company resolved to issue warrants (2017-3 employee incentive program) corresponding to a nominal amount of DKK 14,566 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. All warrants issued under this program have lapsed per 28 February 2019. As a result of lapse of warrants, Schedule 8.4.g is terminated.

På et bestyrelsesmøde i Selskabet afholdt den 25. august 2017 vedtog Selskabets bestyrelse at udstede warrants (2017-4 employee incentive program) svarende til nominelt DKK 6.608 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Samtlige warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.h.	At a meeting of the board of directors of the Company held on 25 August 2017, the board of directors of the Company resolved to issue warrants (2017-4 employee incentive program) corresponding to a nominal amount of DKK 6,608 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. All warrants issued under this program have lapsed per 28 February 2019. As a result of lapse of warrants, Schedule 8.4.h is terminated.

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På et bestyrelsesmøde i Selskabet afholdt den 22. maj 2018 vedtog Selskabets bestyrelse at udstede warrants (2018-1 employee incentive program) svarende til nominelt DKK 515.500 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 515.500. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.i. Bilag 8.4.i udgør en integreret del af nærværende vedtægter. 97.500 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 418.000 warrants.	At a meeting of the board of directors of the Company held on 22 May 2018, the board of directors of the Company resolved to issue warrants (2018-1 employee incentive program) corresponding to a nominal amount of DKK 515,500 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. The final number of warrants granted is 515,500. The complete terms of the warrants are attached as Schedule 8.4.i. Schedule 8.4.i constitutes an integrated part of these Articles of Association. 97,500 warrants issued under this program has lapsed per 13 December 2019. As a result of lapse of warrants, the number of warrants available for exercise has been reduced to 418,000 warrants.

På et bestyrelsesmøde i Selskabet afholdt den 22. maj 2018 vedtog Selskabets bestyrelse at udstede warrants (2018-1 employee incentive program) svarende til nominelt DKK 100.000 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Samtlige warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.j.	At a meeting of the board of directors of the Company held on 22 May 2018, the board of directors of the Company resolved to issue warrants (2018-1 employee incentive program) corresponding to a nominal amount of DKK 100,000 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. All warrants issued under this program have lapsed per 28 February 2019. As a result of lapse of warrants, Schedule 8.4.j is terminated.

På et bestyrelsesmøde i Selskabet afholdt den 15. oktober 2018 vedtog Selskabets bestyrelse at udstede warrants (2018-2 employee incentive program) svarende til nominelt DKK 40.000 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 40.000. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.k. Bilag 8.4.k udgør en integreret del af nærværende vedtægter.	At a meeting of the board of directors of the Company held on 15 October 2018, the board of directors of the Company resolved to issue warrants (2018-2 employee incentive program) corresponding to a nominal amount of DKK 40,000 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. The final number of warrants granted is 40,000. The complete terms of the warrants are attached as Schedule 8.4.k. Schedule 8.4.k constitutes an integrated part of these Articles of Association.

På et bestyrelsesmøde i Selskabet afholdt den 10. april 2019 vedtog Selskabets bestyrelse at udstede warrants (2019-1 employee incentive program) svarende til nominelt DKK 397.750 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 397.750. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.l. Bilag 8.4.l udgør en integreret del af nærværende vedtægter. 17.500 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 380.250 warrants.	At a meeting of the board of directors of the Company held on 10 April 2019, the board of directors of the Company resolved to issue warrants (2019-1 employee incentive program) corresponding to a nominal amount of DKK 397,750 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. The final number of warrants granted is 397,750. The complete terms of the warrants are attached as Schedule 8.4.l. Schedule 8.4.l constitutes an integrated part of these Articles of Association. 17,500 warrants issued under this program has lapsed per 13 December 2019. As a result of lapse of warrants, the number of warrants available for exercise has been reduced to 380,250 warrants.

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På et bestyrelsesmøde i Selskabet afholdt den 13. juni 2019 vedtog Selskabets bestyrelse at udstede warrants (2019-2 employee incentive program) svarende til nominelt DKK 168.388 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 168.388. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.m. Bilag 8.4.m udgør en integreret del af nærværende vedtægter. 26.716 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 141.672 warrants.

At a meeting of the board of directors of the Company held on 13 June 2019, the board of directors of the Company resolved to issue warrants (2019-2 employee incentive program) corresponding to a nominal amount of DKK 168,388 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. The final number of warrants granted is 168,388. The complete terms of the warrants are attached as Schedule 8.4.m. Schedule 8.4.m constitutes an integrated part of these Articles of Association.

26,716 warrants issued under this program has lapsed per 13 December 2019. As a result of lapse of warrants, the number of warrants available for exercise has been reduced to 141,672 warrants.

På et bestyrelsesmøde i Selskabet afholdt den 13. juni 2019 vedtog Selskabets bestyrelse at udstede warrants (2019-3 employee incentive program) svarende til nominelt DKK 25.976 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 25.976. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.n. Bilag 8.4.n udgør en integreret del af nærværende vedtægter.	At a meeting of the board of directors of the Company held on 13 June 2019, the board of directors of the Company resolved to issue warrants (2019-3 employee incentive program) corresponding to a nominal amount of DKK 25,976 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. The final number of warrants granted is 25,976. The complete terms of the warrants are attached as Schedule 8.4.n. Schedule 8.4.n constitutes an integrated part of these Articles of Association.

På et bestyrelsesmøde i Selskabet afholdt den 5. december 2019 vedtog Selskabets bestyrelse at udstede warrants (2019-4 employee incentive program) svarende til nominelt DKK 48.915 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 48.915. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.o. Bilag 8.4.o udgør en integreret del af nærværende vedtægter.

At a meeting of the board of directors of the Company held on 5 December 2019, the board of directors of the Company resolved to issue warrants (2019-4 employee incentive program) corresponding to a nominal amount of DKK 48,915 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. The final number of warrants granted is 48,915. The complete terms of the warrants are attached as Schedule 8.4.0. Schedule 8.4.0 constitutes an integrated part of these Articles of Association.

På et bestyrelsesmøde i Selskabet afholdt den 15. april 2020 vedtog Selskabets bestyrelse at udstede warrants (2020-1 employee incentive program) svarende til nominelt DKK 283.250 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 283.250. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.p. Bilag 8.4.p udgør en integreret del af nærværende vedtægter.	At a meeting of the board of directors of the Company held on 15 April 2020, the board of directors of the Company resolved to issue warrants (2020-1 employee incentive program) corresponding to a nominal amount of DKK 283,250 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. The final number of warrants granted is 283,250. The complete terms of the warrants are attached as Schedule 8.4.p. Schedule 8.4.p constitutes an integrated part of these Articles of Association.

På et bestyrelsesmøde i Selskabet afholdt den 15. april 2020 vedtog Selskabets bestyrelse at udstede warrants (2020-2 employee incentive program) svarende til nominelt DKK 79.882 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 79.882. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.r. Bilag 8.4.r udgør en integreret del af nærværende vedtægter.	At a meeting of the board of directors of the Company held on 15 April 2020, the board of directors of the Company resolved to issue warrants (2020-2 employee incentive program) corresponding to a nominal amount of DKK 79,882 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. The final number of warrants granted is 79,882. The complete terms of the warrants are attached as Schedule 8.4.r. Schedule 8.4.r constitutes an integrated part of these Articles of Association.

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	På et bestyrelsesmøde i Selskabet afholdt den 15. april 2020 vedtog Selskabets bestyrelse at udstede warrants (2020-3 employee incentive program) svarende til nominelt DKK 220.764 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 220.764. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.q. Bilag 8.4.q udgør en integreret del af nærværende vedtægter.	At a meeting of the board of directors of the Company held on 15 April 2020, the board of directors of the Company resolved to issue warrants (2020-3 employee incentive program) corresponding to a nominal amount of DKK 220,764 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. The final number of warrants granted is 220,764. The complete terms of the warrants are attached as Schedule 8.4.q. Schedule 8.4.q constitutes an integrated part of these Articles of Association.

	På et bestyrelsesmøde i Selskabet afholdt den 15. april 2020 vedtog Selskabets bestyrelse at udstede warrants (2020-4 employee incentive program) svarende til nominelt DKK 47.392 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 47.392. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.s. Bilag 8.4.s udgør en integreret del af nærværende vedtægter.	At a meeting of the board of directors of the Company held on 15 April 2020, the board of directors of the Company resolved to issue warrants (2020-4 employee incentive program) corresponding to a nominal amount of DKK 47,392 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith. The final number of warrants granted is 47.392. The complete terms of the warrants are attached as Schedule 8.4.s. Schedule 8.4.s constitutes an integrated part of these Articles of Association.

	Som følge af dels udstedelse af warrants dels bortfald af warrants, er det udestående antal warrants, der kan udstedes i henhold til bemyndigelsen i nærværende § 8.4, ændret til 149.449 warrants.	As a result of issuance/lapse of warrants, the number of warrants available for issuance under the authorization in this article 8.4 has been changed to 149,449 warrants.

8.5	Alle aktier, der tegnes ved udnyttelse af warrants udstedt i henhold til § 8.4, skal være omsætningspapirer og navneaktier og noteres i Selskabets ejerbog.	The shares subscribed for by exercise of the warrants issued pursuant to article 8.4 shall be negotiable instruments and issued in the holder’s name and shall be registered in the Company’s Register of Shareholders.

	De nye aktier skal være ligestillet med den bestående aktiekapital. Ingen aktionær skal være forpligtet til at lade sine aktier indløse helt eller delvist. De nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra det tidspunkt, som fastsættes af bestyrelsen i forhøjelsesbeslutningen.	The new shares shall have the same rights as the existing shares of the Company. No shareholder shall be obliged to have the shares redeemed fully or partly. The new shares shall give rights to dividends and other rights in the Company from the time which is determined by the Board of Directors in connection with the decision to increase the share capital.

8.6	Bestyrelsen er bemyndiget til at ændre nærværende vedtægter i tilfælde af udnyttelse af de givne bemyndigelser eller warrants.	The board of directors is authorized to amend these Articles of Association as a consequence of applying the authorizations granted or the exercise of warrants.

8.7	Bestyrelsen er i perioden indtil den 2. april 2021 bemyndiget til ad en eller flere gange at udstede warrants med ret til at tegne op til nominelt DKK 821.544 aktier i Selskabet. Selskabets aktionærer skal ikke have fortegningsret ved bestyrelsens udnyttelse af denne bemyndigelse. De nærmere vilkår fastsættes af bestyrelsen. Bestyrelsen fastsætter selv udnyttelseskursen samt øvrige vilkår for warrants, dog således at udnyttelseskursen som minimum skal svare til markedskursen på tidspunktet for udstedelsen af warrants, medmindre disse udstedes til Selskabets medarbejdere.	During the period until 2 April 2021 the board of directors is authorized to issue at one or more times warrants with a right to subscribe for shares up to an aggregate amount of nominally DKK 821,544 shares in the Company. The shareholders of the Company will not have pre-emptive subscription rights when the Board of Directors exercises this authorization. The specific terms and conditions in this respect are to be determined by the Board of Directors. The Board of Directors determines, at its own discretion, the exercise price as well as other terms and conditions for the warrants, always provided that the exercise price as a minimum corresponds to the market price at the time of issuance of the warrants, unless these are issued to the Company's employees.

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	Bestyrelsen kan efter de til enhver tid gældende regler i selskabsloven genanvende eller genudstede eventuelle bortfaldne ikke udnyttede warrants, forudsat at genanvendelsen eller genudstedelsen finder sted inden for de vilkår og tidsmæssige begrænsninger, der fremgår af denne bemyndigelse. Ved genanvendelse forstås adgangen for bestyrelsen til at lade en anden aftalepart indtræde i en allerede bestående aftale om warrants. Ved genudstedelse forstås bestyrelsens mulighed for inden for samme bemyndigelse at genudstede nye warrants, hvis allerede udstedte warrants er bortfaldet.	Pursuant to the provisions of the Danish Companies Act in force from time to time, the Board of Directors may reapply or reissue any lapsed non-exercised warrants, provided that such reapplication or reissue is made under the terms and conditions and within the time limits specified under this authority. Reapplication means the right of the Board of Directors to let another contractual party become a party to an already existing agreement on warrants. Reissue means the possibility for the Board of Directors to reissue new warrants under the same authorization if those already issued have lapsed.

	Bestyrelsen er i perioden indtil den 2. april 2021 endvidere bemyndiget til ad en eller flere gange at forhøje Selskabets aktiekapital med op til nominelt DKK 821.544 aktier ved kontant indbetaling i forbindelse med udnyttelse af warrants eller et sådant beløb som måtte følge af en eventuel regulering af antallet af warrants ved ændringer i Selskabets kapitalforhold. Selskabets aktionærer skal ikke have fortegningsret til aktier som udstedes ved udnyttelse af udstedte warrants.	During the period until 2 April 2021, the Board of Directors is also authorized to increase at one or more times the Company's share capital by up to nominally DKK 821,544 shares by cash payment in connection with the exercise of the warrants or such an amount caused by an adjustment (if any) in the number of warrants due to changes in the capital structure, without pre-emptive subscription rights for the shareholders of the Company to shares issued by exercise of the issued warrants.

8.8	Alle aktier, der tegnes ved udnyttelse af warrants udstedt i henhold til § 8.7, skal være omsætningspapirer og navneaktier og noteres i Selskabets ejerbog.	The shares subscribed for by exer-cise of the warrants issued pursuant to article 8.78 shall be negotiable instruments and issued in the holder's name and shall be registered in the Company's Register of Shareholders.

	De nye aktier skal være ligestillet med den bestående aktiekapital. Ingen aktionær skal være forpligtet til at lade sine aktier indløse helt eller delvist. De nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra det tidspunkt, som fastsættes af bestyrelsen i forhøjelsesbeslutningen.	The new shares shall have the same rights as the existing shares of the Company. No shareholder shall be obliged to have the shares re-deemed fully or partly. The new shares shall give rights to dividends and other rights in the Company from the time which is determined by the Board of Directors in connec-tion with the decision to increase the share capital.

8.9	Bestyrelsen er bemyndiget til at ændre nærværende vedtægter i tilfælde af udnyttelse af de givne bemyndigelser eller warrants.	The board of directors is authorized to amend these Articles of Associa-tion as a consequence of applying the authorizations granted or the exercise of warrants.

9	Generalforsamling	General Meetings

9.1	Generalforsamlinger afholdes i Storkøbenhavn.	General meetings of the Company shall be held in Greater Copenhagen.

9.2	Ordinære generalforsamlinger skal afholdes i så god tid, at den reviderede og godkendte årsrapport kan indsendes og være modtaget i Erhvervsstyrelsen senest fire måneder efter regnskabsårets udløb.	Annual general meetings shall be held early enough for the audited and adopted annual report to be submitted to and received by the Danish Business Authority not later than four months after the closing of the financial year.

9.3	Bestyrelsen skal senest otte uger før dagen for den påtænkte afholdelse af den ordinære generalforsamling offentliggøre datoen for afholdelsen af generalforsamlingen samt datoen for den seneste fremsættelse af krav om optagelse af et bestemt emne på dagsordenen for aktionærerne, jf. punkt 9.4.	Not later than eight weeks before the date set for the annual general meeting the board of directors shall announce the date on which it intends to hold the general meeting as well as the date by which requests filed by shareholders wishing to have specific items included on the agenda, cf. article 9.4.

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9.4	Forslag fra aktionærerne til behandling på den ordinære generalforsamling skal være skriftligt fremsat til bestyrelsen senest seks uger før generalforsamlingens afholdelse. Modtager bestyrelsen et forslag senere end seks uger før generalforsamlingens afholdelse, afgør bestyrelsen, om forslaget er fremsat i så god tid, at emnet alligevel kan optages på dagsordenen.	Proposals from shareholders for consideration by the annual general meeting shall be submitted to the board of directors in writing not later than six weeks before the date of the general meeting. In the event that the board of directors receives a proposal later than six weeks before the general meeting, the board of directors shall decide whether it was received in time for it to be included on the agenda nonetheless.

9.5	Ekstraordinær generalforsamling afholdes efter en generalforsamlings beslutning, bestyrelsens beslutning, når det kræves af Selskabets revisor, eller når det til behandling af et bestemt emne skriftligt kræves af aktionærer, der ejer mindst 5 % af aktiekapitalen.	An extraordinary general meeting shall be held when decided by a general meeting, the board of directors or requested by the Company’s auditor as well as when requested in writing by shareholders holding at least 5% of the share capital for consideration of a specific issue.

9.6	Alle dokumenter til brug for Selskabets generalforsamlinger i forbindelse med eller efter generalforsamlingen, herunder indkaldelsen og forhandlingsprotokollen, skal alene udarbejdes på engelsk.	All documents prepared for use by or for a general meeting of the Company in connection with or after the general meeting, including the notice and the minutes, must be prepared in English only.

9.7	Generalforsamlinger skal indkaldes med højst fem ugers og mindst tre ugers varsel. Indkaldelse til ekstraordinær generalforsamling skal ske senest 14 dage efter, at bestyrelsen har modtaget behørig anmodning herom.	General meetings shall be convened with a maximum notice of five weeks and a minimum notice of three weeks. An extraordinary general meeting shall be convened within 14 days after a proper request has been received by the board of directors.

9.8	Bestyrelsen skal indkalde til generalforsamling ved bekendtgørelse indrykket i Erhvervsstyrelsens it-system samt ved offentliggørelse på Selskabets hjemmeside (www.zealandpharma.com).	The board of directors shall convene general meetings by publication in the computer information system of the Danish Business Authority and by posting on the Company’s website (www.zealandpharma.com).

9.9	Indkaldelsesvarslet regnes fra den første bekendtgørelse. Indkaldelse sker endvidere ved meddelelse til alle noterede aktionærer i ejerbogen, som har fremsat begæring herom, til den adresse, herunder e-mailadresse, jf. punkt 12, de har opgivet til Selskabet. Er oplysningerne i ejerbogen utilstrækkelige eller mangelfulde, har bestyrelsen ingen pligt til at søge disse berigtiget eller til at indkalde på anden måde.	The length of the notice shall be reckoned from the first advertisement. General meetings shall moreover be convened by sending a notice to all shareholders entered in the Company’s Register of Shareholders having so requested, to the address, including the e-mail address, cf. article 12, informed to the Company. If the information contained in the Register of Shareholders is insufficient or incorrect, the board of directors shall not be obliged to rectify the information or to give notice in any other way.

9.10	Indkaldelsen skal som minimum indeholde:	The notice shall as a minimum include:

	(1) Tid og sted for generalforsamlingen, samt hvilke emner der skal behandles på generalforsamlingen. Såfremt der på generalforsamlingen skal behandles forslag til vedtægtsændringer, skal forslagets væsentligste indhold angives i indkaldelsen.	(1) Time and place for the general meeting and the issues to be considered at the general meeting. If the general meeting is to consider a proposal to amend the Articles of Association, then the notice shall specify the material content of the proposal.

	(2) En beskrivelse af aktiekapitalens størrelse og aktionærernes stemmeret.	(2) The amount of the share capital and the voting rights of the shareholders.

	(3) Den i vedtægternes punkt 10.2 nævnte registreringsdato med en tydeliggørelse af, at det alene er selskaber eller personer, der på denne dato er aktionærer i Selskabet, der har ret til at deltage i og stemme på generalforsamlingen.	(3) The registration date stated in article 10.2 with a clear indication that only companies or persons holding shares in the Company as at said date shall be entitled to attend and vote at the general meeting.

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	(4) Angivelse af hvor og hvordan den komplette, uforkortede tekst til de dokumenter, der skal fremlægges på generalforsamlingen, dagsordenen og de fuldstændige forslag kan fås, herunder den nøjagtige internetadresse til Selskabets hjemmeside, hvor dagsordenen og de dokumenter nævnt i punkt 12.2 vil blive gjort tilgængelige.	(4) An indication of where and how to obtain the full, unbridged text of the documents to be presented at the general meeting, the agenda and the complete proposals, including the exact internet address of the Company’s website where the agenda and the other documents mentioned in article 12.2 will be made available.

	(5) Proceduren for stemmeafgivelse ved fuldmagt, brev og ved elektronisk stemmeafgivelse, herunder at der vil blive stillet en fuldmagtsblanket til rådighed for enhver stemmeberettiget aktionær.	(5) The procedure for voting by proxy, by postal and by electronic means, and the Company will make a proxy form available for the shareholders that are entitled to vote.

	(6) Såfremt generalforsamlingen gennemføres elektronisk eller delvis elektronisk, jf. punkt 11.1, skal indkaldelsen tillige indeholde oplysninger derom samt om tilmelding og de nærmere krav til de elektroniske systemer som vil blive anvendt. Indkaldelsen skal angive, at oplysninger om fremgangsmåden ved elektronisk generalforsamling vil kunne findes på Selskabets hjemmeside.	(6) If the general meeting is conducted by electronic means or partly by electronic means, cf. article 11.1 this shall be stated in the convening notice together with the details on how to sign up and what the requirements are to the electronic systems that will be used. The convening notice shall point out that detailed information about the procedure will be available on the Company’s website.

9.11	Generalforsamlingen afholdes på engelsk, uden at der sker simultantolkning til dansk.	The general meeting is held in English without simultaneous translation to Danish.

9.12	Senest tre uger før generalforsamlingen skal følgende oplysninger som minimum være tilgængelige på Selskabets hjemmeside:	Not later than three weeks prior to a general meeting the following information, as minimum, shall be available on the Company’s website:

	(1) Indkaldelsen.	(1) The notice.

	(2) Det samlede antal aktier og stemmerettigheder på datoen for indkaldelsen.	(2) The total number of shares and voting rights on the date of the notice.

	(3) De dokumenter, der skal fremlægges på generalforsamlingen, herunder for den ordinære generalforsamlings vedkommende den reviderede årsrapport.	(3) The documents to be submitted to the general meeting, including with respect to the annual general meeting the audited annual report.

	(4) Dagsordenen og de fuldstændige forslag.	(4) The agenda and complete proposals.

	(5) De formularer, der skal anvendes ved stemmeafgivelse ved fuldmagt og ved brev.	(5) The forms to be used for voting by proxy or postal.

9.13	Dagsordenen for den ordinære generalforsamling skal omfatte:	The agenda of the annual meeting shall include:

	(1) Bestyrelsens beretning om Selskabets virksomhed i det forløbne regnskabsår.	(1) A report from the board of directors on the Company’s activities in the past financial year.

	(2) Godkendelse af den reviderede årsrapport.	(2) Approval of the audited annual report.

	(3) Beslutning om anvendelse af overskud eller dækning af underskud i henhold til den godkendte årsrapport.	(3) A resolution on the distribution of profit or the cover of loss in accordance with the annual report adopted.

	(4) Valg af medlemmer til bestyrelsen.	(4) Election of members to the board of directors.

	(5) Valg af revisor.	(5) Election of auditor.

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	(6) Bemyndigelse til erhvervelse af egne aktier.	(6) Authorization to acquire the Company’s own shares.

	(7) Eventuelle forslag fra bestyrelse eller aktionærer.	(7) Any proposals submitted by the board of directors or by shareholders.

	(8) Eventuelt.	(8) Any other business.

9.14	Forhandlingerne på generalforsamlingen ledes af en dirigent, der udpeges af bestyrelsen. Dirigenten afgør alle spørgsmål vedrørende emnernes behandling, stemmeafgivning og stemmeresultaterne.	A chairman of the meeting appointed by the board of directors shall preside over the proceedings at general meetings and decide upon all questions of procedure, voting and voting results.

9.15	Et referat af generalforsamlingen indføres i en protokol. Referatet skal underskrives af dirigenten og af bestyrelsens formand. Senest to uger efter generalforsamlingens afholdelse skal generalforsamlingsprotokollen eller en bekræftet udgave af denne gøres tilgængelig for Selskabets aktionærer.	The proceedings at a general meeting shall be recorded in a minute book and be signed by the chairman of the general meeting and the chairman of the board of directors. Not later than two weeks after the general meeting the minute book, or a certified transcript of the minute book, shall be made available to the Company’s shareholders.

9.16	Generalforsamlingsprotokollen skal for hver beslutning som udgangspunkt indeholde en fuldstændig redegørelse for afstemningen, derunder om (i) hvor mange aktier, der er afgivet gyldige stemmer for, (ii) den andel af aktiekapitalen, som disse stemmer repræsenterer, (iii) det samlede antal gyldige stemmer, (iv) det samlede antal af stemmer for og imod hvert beslutningsforslag og (v) antallet af eventuelle stemmeundladelser.	As a general rule, for each resolution made at the general meeting the minute book of the general meeting must set out at a minimum the full details of the voting including information on (i) the total number of shares for which valid votes were cast, (ii) the proportion of the share capital accounted for by these votes, (iii) the total number of valid votes, (iv) the number of votes cast in favour of and against each resolution, and (v) the total number of abstentions, if any.

9.17	Ønsker ingen af aktionærerne en fuldstændig redegørelse for afstemningerne, er det kun nødvendigt i generalforsamlingsprotokollen at fastslå afstemningsresultatet for hver beslutning. Dirigenten skal således i forbindelse med hver generalforsamlingsbeslutning have afklaret hvorvidt, ingen af aktionærerne ønsker en fuldstændig redegørelse for afstemningen.	If no shareholder requests that the full details of the votes be included in the minute book, the minute book need only to state the results of the individual votes. Accordingly, the Chairman of the general meeting shall have to clarify for each individual vote whether or not any shareholders request the inclusion in the minute book of the full details of the vote.

9.18	Senest to uger efter generalforsamlingens afholdelse skal afstemningsresultatet offentliggøres på Selskabets hjemmeside.	Not later than two weeks after the general meeting the voting results from the general meeting shall be posted on the Company’s website.

10	Møderet - Stemmeret	Right of Attendance - Voting Right

10.1	En aktionærs ret til at deltage i og afgive stemme på en generalforsamling fastsættes i forhold til de aktier, som aktionæren besidder på registreringsdatoen.	A shareholders right to attend general meetings and to vote at general meetings is determined on the basis of the shares that the shareholder owns on the registration date.

10.2	Registreringsdatoen ligger en uge før generalforsamlingens afholdelse. De aktier, den enkelte aktionær besidder, opgøres på registreringsdatoen på grundlag af noteringen af aktionærens ejerforhold i ejerbogen samt meddelelser om ejerforhold, som Selskabet har modtaget med henblik på indførsel i ejerbogen.	The registration date is one week before the general meeting is held. The shares which the individual shareholder owns are calculated on the registration date on the basis of the registration of ownership in the Company’s Register of Shareholders as well as notifications concerning ownership which the Company has received with a view to update the ownership in the Register of Shareholders.

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10.3	Enhver aktionær som senest tre dage inden generalforsamlingens afholdelse har meddelt Selskabet sin deltagelse, og som har modtaget et adgangskort, er berettiget til personligt eller ved fuldmagt at deltage i generalforsamlingen. Adgangskort udstedes til den i Selskabets ejerbog noterede aktionær.	Any shareholder who has notified the Company of his participation not later than three days prior to the general meeting and who has received an admission card shall be entitled to attend the general meeting, either in person or by proxy. Admission card will be issued to the holder registered in the Company’s Register of Shareholders.

10.4	På generalforsamlingen giver hvert aktiebeløb på DKK 1 én stemme. En aktionær har ret til at udøve stemmerettighederne i tilknytning til nogle af sine aktier på en måde, der ikke er identisk med udøvelsen af stemmerettighederne i tilknytning til andre af dennes aktier.	Each share of DKK 1 has one vote at general meetings. A shareholder may exercise the voting rights attached to some of his/her shares in a manner that is not identical to the exercise of the voting rights attached to his/her other shares.

10.5	Stemmeret kan udøves i henhold til skriftlig fuldmagt eller ved brevstemme, og Selskabet skal senest tre uger før generalforsamlingen gøre formularer til brug herfor tilgængelige på Selskabets hjemmeside. En brevstemme skal være Selskabet i hænde senest tre dage før generalforsamlingens afholdelse for at blive medtaget på generalforsamlingen.	A shareholder may vote by proxy or by postal, and the Company shall not later than three weeks prior to the general meeting make a form for this use available on the Company’s website. A vote by postal must be received by the Company not later than three days prior to the general meeting is held in order to be counted at the general meeting.

10.6	Aktionæren eller fuldmægtigen kan møde på generalforsamlingen sammen med en rådgiver.	The shareholder or the proxyholder may attend the general meeting accompanied by an advisor.

10.7	Generalforsamlingen træffer beslutning ved simpelt stemmeflertal, medmindre andet følger af lovgivningen eller af Selskabets vedtægter.	At general meetings resolutions shall be decided by simple majority of votes unless otherwise prescribed by law or the Articles of Association.

11	Elektronisk generalforsamling	Electronic general meetings

11.1	Bestyrelsen kan, når den anser det for hensigtsmæssigt og generalforsamlingen kan afvikles på betryggende vis, bestemme at generalforsamlingen udelukkende skal foregå elektronisk (fuldstændig elektronisk generalforsamling). Bestyrelsen kan herudover under samme forudsætninger vælge at tilbyde aktionærerne at deltage elektronisk på generalforsamlinger, der i øvrigt gennemføres ved fysisk fremmøde (delvis elektronisk generalforsamling). Aktionærerne kan derved elektronisk deltage i, ytre sig samt stemme på generalforsamlingen. Nærmere oplysninger vil til sin tid kunne findes på Selskabets hjemmeside og i indkaldelsen til de pågældende generalforsamlinger, ligesom de i Selskabets ejerbog noterede aktionærer vil modtage skriftlig meddelelse herom.	When the board of directors finds it appropriate and technically safe it may decide that the general meeting solely shall be held as an electronic general meeting (completely electronic general meeting). The board of directors may also as an alternative under the same circumstances invite shareholders to attend by electronic means general meetings that are also attended by shareholders in person (partially electronic general meeting). In this way, shareholders will be able to attend, express their opinion and vote at the general meeting by electronic means. In due course more information will be made available on the Company’s website and in the notices convening the general meetings involved, and written information on the subject will also be sent to shareholders listed in the Company’s Register of Shareholders.

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12	Elektronisk kommunikation	Electronic communication

12.1	Bestyrelsen er bemyndiget til at indføre elektronisk kommunikation mellem Selskabet og dets aktionærer, således at Selskabet kan benytte elektronisk dokumentudveksling og elektronisk post, som nærmere angivet nedenfor i sin kommunikation med aktionærerne.	The board of directors has been granted authority to introduce electronic communication between the Company and its shareholders, meaning that the Company may use electronic document exchange and electronic mail as specified below in its communication with the shareholders.

12.2	Indkaldelse af aktionærerne til ordinær og ekstraordinær generalforsamling, herunder de fuldstændige forslag til vedtægtsændringer, tilsendelse af dagsorden, årsrapport, delårsrapport, kvartalsrapport, fondsbørsmeddelelser, generalforsamlingsprotokollater, fuldmagtsblanketter og adgangskort samt øvrige generelle oplysninger fra Selskabet til aktionærerne vil kunne sendes af Selskabet til aktionærerne via e-mail.	The Company shall be able to send notices convening annual and extraordinary general meetings including the complete proposals for amendments to the articles of association, agenda, annual report, interim report, quarterly report, stock exchange releases, minutes and general meetings, proxy forms, mail-in voting forms, admission cards and other general information from the Company to it shareholders by means of email.

12.3	Ovennævnte dokumenter, bortset fra adgangskort til generalforsamlingen, vil tillige blive offentliggjort på Selskabets hjemmeside. På Selskabets hjemmeside vil der tillige kunne findes oplysning om kravene til de anvendte systemer samt om fremgangsmåden i forbindelse med elektronisk kommunikation.	The above documents, to the exclusion of admission cards for the general meeting, shall also be posted on the Company’s website. The Company’s website shall also contain information about requirements to the systems used and the procedures applying to the use of electronic communication.

12.4	Selskabet er forpligtet til at bede navnenoterede aktionærer om en elektronisk adresse hvortil meddelelser m.v. kan sendes, og det er den enkelte aktionærs ansvar at sikre, at Selskabet er i besiddelse af den korrekte elektroniske adresse.	The Company must request registered shareholders for an electronic address to which notices can be sent, and it is the responsibility of each shareholder to ensure that the Company is in possession of a proper electronic address.

13	Bestyrelse	Board of Directors

13.1	Til Selskabets bestyrelse vælger generalforsamlingen mindst fire og højst syv medlemmer.	The general meeting shall elect at least four and not more than seven directors.

13.2	Bestyrelsesmedlemmer, som er valgt af generalforsamlingen, afgår på hvert års ordinære generalforsamling, men kan genvælges.	The directors elected by the general meeting shall retire from office at each annual general meeting but shall be eligible for re-election.

13.3	Bestyrelsen vælger af sin midte en formand og en næstformand.	The board of directors elects a chairman and a vice-chairman from among its members.

13.4	Beslutninger i bestyrelsen træffes, medmindre andet er aftalt, med almindelig stemmeflerhed. I tilfælde af stemmelighed er formandens, og i hans/hendes forfald næstformandens, stemme udslagsgivende.	Unless otherwise decided by the board of directors, decisions of the board of directors shall be decided by simple majority of votes. In the event of an equality of votes, the chairman, and in his/her absence the vice-chairman, shall have a casting vote.

13.5	Bestyrelsen træffer ved en forretningsorden nærmere bestemmelse om udførelsen af sit hverv.	The board of directors shall lay down rules of its proceedings.

13.6	Bestyrelsesmedlemmerne oppebærer et årligt honorar, hvis samlede størrelse skal fremgå af årsrapporten for det pågældende år.	The directors shall be remunerated annually as prescribed in the annual report for the relevant year.

13.7	Bestyrelsen kan meddele prokura, enkel eller kollektiv.	The board of directors may authorize one person alone or more persons jointly to sign for the Company by procuration.

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14	Direktion		Executive management

14.1	Bestyrelsen ansætter en direktion bestående af mellem en og fire direktører. Hvis direktionen består af flere direktører, skal én af disse udnævnes til administrerende direktør.		The board of directors shall employ at least one but not more than four managers to comprise the Company’s executive management. Where more than one manager is employed, one of them shall be appointed managing director.

14.2	Bestyrelsen er bemyndiget til at beslutte at lade Selskabet skadesløsholde medlemmerne af direktionen samt Selskabets medarbejdere for visse krav, der er knyttet til deres rolle i Selskabet.		The board of directors is authorized to resolve to let the Company indemnify the members of executive management and the Company’s employees for certain claims against these individuals in connection with their services to the Company.

	Selskabets skadesløsholdelse omfatter krav og rimelige sagsomkostninger, der er knyttet til den planlagte notering af selskabet i USA og/eller Selskabets efterfølgende status som noteret i USA.		The Company’s indemnification covers claims and reasonable legal costs arising from the listing of the Company in the United States and/or the Company’s subsequent status as listed in the United States.

	Selskabets skadesløsholdelse skal ikke omfatte følgende krav:		However, the Company’s indemnification shall not cover the following claims:

	1)	Krav mod en person, der gøres gældende efter dansk ret ved en dansk domstol, medmindre der er tale om krav, der er knyttet til noteringen af Selskabet i USA og/eller Selskabets efterfølgende status som noteret i USA,	1)	Claims against a person according to Danish law raised before the Danish Courts, except claims arising from the listing of the Company in the United States and/or the Company’s subsequent status as listed in the United States,

	2)	krav mod en person som følge af skader med tilhørende sagsomkostninger, der skyldes kriminelle handlinger og/eller grov uagtsomhed eller forsætlige handlinger eller undladelser, der er begået af personen,	2)	claims against a person for damages and legal costs related to criminal and/or grossly negligent or willful acts or omissions committed by the person,

	3)	krav mod en person, som skyldes opnåelse eller forsøg på at opnå en gevinst eller anden type fordel, som personen eller en nærtstående fysisk eller juridisk person til personen ikke er berettiget til at opnå, og/eller	3)	claims against a person, which is attributable to the gaining or purported gaining of any profit or advantage to which the individual or any related natural or legal person was not legally entitled, and/or

	4)	krav omfattet af forsikringsdækning. Hvis forsikringsselskabet nægter at dække krav af andre årsager end dem, der er nævnt oven for under pkt. 1 og 2, vil Selskabets skadesløsholdelse dække sådanne krav under forudsætning af, at Selskabet i sådanne tilfælde er berettiget til på ethvert tidspunkt at repræsentere den forsikrede under hensyntagen til forsikringsselskabet, og Selskabet skal automatisk overtage samtlige rettigheder i henhold til forsikringspolicen.	4)	claims covered by insurance. If the insurance company refuses to provide cover for reasons other than those mentioned in items 1 and 2 above, the Company’s indemnification will cover such claims, provided, however that the Company in such event shall be entitled at any time to represent the insured in respect of the insurance company and shall automatically by subrogation enter into any and all rights under said insurance policy.

Selskabets skadesløsholdelse pr. krav pr. person er begrænset til maksimalt det bruttoprovenu, Selskabet opnår i forbindelse med noteringen i USA.

Skadesløsholdelsen skal opretholdes i 5 år efter, at den skadesløsholdte person er fratrådt sin stilling hos Selskabet, hvis de krav, der rejses inden for denne periode, er knyttet til personens tidligere hverv i Selskabet.

The indemnification shall be limited to a maximum amount per claim per person equivalent to the gross proceeds obtained by the Company in connection with the listing in the United States.

The indemnification shall remain in force for a period of five years after the resignation of the indemnified person from such person’s position with the Company, if the claims made within such period are related to such person’s services to the Company.

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15 15.1

Tegningsregel

 Selskabet tegnes af bestyrelsens formand i forening med den administrerende direktør, eller af bestyrelsens formand i forening med et bestyrelsesmedlem, eller af en direktør i forening med to bestyrelsesmedlemmer, eller af den administrerende direktør i forening med en direktør eller af den samlede bestyrelse.

Signature Rules

The Company shall be bound by the joint signatures of the chairman of the board of directors with the managing director; or the chairman of the board of directors jointly with one member of the board of directors; or one member of the board of managers jointly with two members of the board of directors; or the joint signatures of the managing director and one member of the board of managers; or all members of the board of directors jointly.

16	Revisor	Auditor

16.1	Selskabets årsrapport revideres af en statsautoriseret revisor.	The Company’s annual report shall be audited by a state-authorized public accountant.

16.2	Revisor vælges af den ordinære generalforsamling for et år ad gangen.	The auditor shall be elected by the annual general meeting for one year at a time.

17	Årsrapport	Annual Report

17.1	Selskabets regnskabsår er kalenderåret.	The financial year of the Company is the calendar year.

17.2	Selskabets årsrapport udarbejdes og aflægges udelukkende på engelsk.	The Company’s annual report shall be prepared and submitted in English only.

18	Selskabsmeddelelser	Company Announcements

18.1	Selskabets offentliggørelse af information i henhold til gældende børslovgivning, herunder selskabsmeddelelser, sker udelukkende på engelsk.	The Company’s disclosure of information pursuant to applicable securities legislation, including company announcements, shall be in English only.

19	Bilag	Schedules

19.1	Bilag 8.1.a: Warrants (2011-1 employee incentive program), jf. vedtægternes § 8.1.	Schedule 8.1.a: Warrants (2011-1 employee incentive program), cf. Article 8.1 of the Articles of Association.

19.2	Bilag 8.1.c: Warrants (2012-1 employee incentive program), jf. vedtægternes § 8.1.	Schedule 8.1.c: Warrants (2012-1 employee incentive program), cf. Article 8.1 of the Articles of Association.

19.3	Bilag 8.1.f: Warrants (2014-1 employee incentive program), jf. vedtægternes § 8.1.	Schedule 8.1.f: Warrants (2014-1 employee incentive program), cf. Article 8.1 of the Articles of Association.

19.4	Bilag 8.1.g: Warrants (2015-1 employee incentive program), jf. vedtægternes § 8.1.	Schedule 8.1.g: Warrants (2015-1 employee incentive program), cf. Article 8.1 of the Articles of Association.

19.5	Bilag 8.4: Warrants (2015-2 og 2015-4 employee incentive program), jf. vedtægternes § 8.1. og 8.4.	Schedule 8.4.: Warrants (2015-2 and 2015-4 employee incentive program), cf. Article 8.1 and 8.4 of the Articles of Association.

19.6	Bilag 8.4.b: Warrants (2016-1 employee incentive program), jf. vedtægternes § 8.4.	Schedule 8.4.b: Warrants (2016-1 employee incentive program), cf. Article 8.4 of the Articles of Association.

19.7	Bilag 8.4.d: Warrants (2016-3 employee incentive program), jf. vedtægternes § 8.4.	Schedule 8.4.d: Warrants (2016-3 employee incentive program), cf. Article 8.4 of the Articles of Association.

19.8	Bilag 8.4.e: Warrants (2017-1 employee incentive program), jf. vedtægternes § 8.4.	Schedule 8.4.e: Warrants (2017-1 employee incentive program), cf. Article 8.4 of the Articles of Association.

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19.9	Bilag 8.4.i: Warrants (2018-1 employee incentive program), jf. vedtægternes § 8.4.	Schedule 8.4.i: Warrants (2018-1 employee incentive program), cf. Article 8.4 of the Articles of Association.

19.10	Bilag 8.4.k: Warrants (2018-2 employee incentive program), jf. vedtægternes § 8.4.	Schedule 8.4.k: Warrants (2018-2 employee incentive program), cf. Article 8.4 of the Articles of Association.

19.11	Bilag 8.4.l: Warrants (2019-1 employee incentive program), jf. vedtægternes § 8.4.	Schedule 8.4.l: Warrants (2019-1 employee incentive program), cf. Article 8.4 of the Articles of Association.

19.12	Bilag 8.4.m: Warrants (2019-2 employee incentive program), jf. vedtægternes § 8.4.	Schedule 8.4.m: Warrants (2019-2 employee incentive program), cf. Article 8.4 of the Articles of Association.

19.13	Bilag 8.4.n: Warrants (2019-3 employee incentive program), jf. vedtægternes § 8.4.	Schedule 8.4.n: Warrants (2019-3 employee incentive program), cf. Article 8.4 of the Articles of Association.

19.14	Bilag 8.4.o: Warrants (2019-4 employee incentive program), jf. vedtægternes § 8.4	Schedule 8.4.o: Warrants (2019-4 employee incentive program), cf. Article 8.4 of the Articles of Association.

19.15	Bilag 8.4.p: Warrants (2020-1 employee incentive program), jf. vedtægternes § 8.4.	Schedule 8.4.p: Warrants (2020-1 employee incentive program), cf. Article 8.4 of the Articles of Association.

19.16	Bilag 8.4.q: Warrants (2020-3 employee incentive program), jf. vedtægternes § 8.4.	Schedule 8.4.q: Warrants (2020-3 employee incentive program), cf. Article 8.4 of the Articles of Association.

19.17	Bilag 8.4.r: Warrants (2020-2 employee incentive program), jf. vedtægternes § 8.4.	Schedule 8.4.r: Warrants (2020-2 employee incentive program), cf. Article 8.4 of the Articles of Association.

19.18	Bilag 8.4.s: Warrants (2020-4 employee incentive program), jf. vedtægternes § 8.4.	Schedule 8.4.s: Warrants (2020-4 employee incentive program), cf. Article 8.4 of the Articles of Association.

	- 0 -	- 0 -

	Vedtaget på bestyrelsesmøde afholdt den 12. juni 2020.	Approved at the Board meeting held on 12 June 2020.

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BILAG 8.1.A TIL VEDTÆGTER FOR	EXHIBIT 8.1.A TO THE ARTICLES OF ASSOCIATION FOR

ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

1	FORMÅL	3
1	PURPOSE	3
2	TILDELING AF WARRANTS	4
2	GRANT OF WARRANTS	4
3	ALMINDELIG UDNYTTELSE AF WARRANTS	5
3	ORDINARY EXERCISE OF THE WARRANTS	5
4	EKSTRAORDINÆR UDNYTTELSE AF WARRANTS	6
4	EXTRAORDINARY EXERCISE OF THE WARRANTS	6
5	PRAKTISK UDNYTTELSE AF WARRANTS	10
5	PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS	10
6	TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS	11
6	SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS	11
7	REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD	11
7	ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY’S CAPITAL STRUCTURE	11
8	OMSÆTTELIGHED	18
8	TRANSFERABILITY	18
9	VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS	19
9	CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS	19
10	KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS	20
10	CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS	20
11	OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER	21
11	COSTS RELATED TO THE ISSUE OF SHARES	21
12	OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE	21
12	CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES	21
13	INSIDERHANDEL	22
13	INSIDER TRADING	22
14	SKATTEMÆSSIGE FORHOLD	23
14	TAX IMPLICATIONS	23
15	SPROG	24
15	LANGUAGE	24

1	Formål	1	Purpose

1.1	På bestyrelsesmødet i Zealand Pharma A/S (“Selskabet”) den 10. februar 2011 blev der i overensstemmelse med vedtægternes punkt 8.1 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere (“Warrantindehaver”) (“Warrants”).	At the board meeting held in Zealand Pharma A/S (the “Company”) on February 2011, the following new provisions were adopted in accordance with Article 8.1 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the “Warrant Holder”) (“Warrants”).

	Bestyrelsen har besluttet at udstede op til 445.500 Warrants i Selskabet til tegning af op til 445.500 aktier til kr. 1,00 (nominelt kr. 445.500) i henhold til vedtægternes punkt 8.1. 23.776 warrants er udnyttet den 21. marts 2015, 30.809 warrants er udnyttet den 11. april 2015, 17.981 warrants er udnyttet den 2. juni 2015, 8.265 warrants er udnyttet den 20. juni 2015, 62.008 warrants er udnyttet den 8. september 2015, 36.076 warrants er udnyttet den 26. september 2015, 143.078 warrants er udnyttet den 13. november 2015, 61.907 warrants er udnyttet den 4. december 2015, og herefter udestår 61.600 warrants.	The Board of Directors has decided to issue up to 445,500 Warrants in the Company for the subscription of up to 445,500 shares of DKK 1.00 (nominally DKK 445,500) according to Article 8.1 of the Articles of Association. 23,776 warrants were exercised on 21 March 2015, 30,809 warrants were exercised on 11 April 2015, 17,981 warrants were exercised on 2 June 2015, 8,265 warrants were exercised on 20 June 2015, 62,008 warrants were exercised on 8 September 2015, 36,076 warrants were exercised on 26 September 2015, 143,078 warrants were exercised on 13 November 2015, 61,907 warrants were exercised on 4 December 2015, and thus 61,600 warrants are outstanding.

1.2	Aftalen er del af en incitamentsordning, i henhold til hvilken visse af Selskabets medarbejdere tilbydes muligheden for at få tildelt Warrants i Selskabet med henblik på at sikre, at Selskabet og Warrantindehaverne har en fælles interesse, og at alle således gør en indsats for, at Selskabets værdi udvikler sig bedst muligt.	The Agreement is part of an incentive programme according to which certain employees of the Company are offered an opportunity to receive Warrants in the Company in order to ensure that the Company and the Warrant Holders share common interests and that everyone is working to ensure that the value of the Company develops in the best possible way.

1.3	Tildelingen af Warrants er betinget af, at Warrantindehaveren enten er ansat i Selskabet i uopsagt stilling på datoen for denne Aftale eller er medlem af Selskabets bestyrelse	It is a condition for the grant of Warrants that the Warrant Holder is either employed with the Company and not under notice at the date of this Agreement or is a member of the Board of Directors of the Company.

1.4	Warrantindehaveren tiltræder automatisk ændringer i Selskabets vedtægter, i det omfang betingelserne for en beslutning om vedtægtsændringer er til stede.	Amendments to the Company’s Articles of Association shall automatically be accepted by the Warrant Holder to the extent that the conditions for the resolution to amend the Articles of Association exist.

1.5	Tegning af Warrants har fundet sted ved underskrivelse af individuelle warrantaftaler (“Warrantaftaler”), som indeholder Warrantindehaverens navn og antal tildelte Warrants.	The subscription for Warrants has taken place by signing of individual warrant agreements (“Warrant Agreement”), which contain the names of the Warrant Holder and the number of Warrants granted.

1.6	Warrants berettiger Warrantindehaveren til at tegne aktier på de nedenfor anførte betingelser.	The Warrants entitle the Warrant Holder to subscribe the shares on the terms set out below.

2	Tildeling af Warrants	2	Grant of Warrants

2.1	Ligningslovens § 7H skal være gældende i videst muligt omfang. Selskabets revisor skal i sin lovpligtige erklæring anføre, i hvilket omfang betingelserne for anvendelse af § 7H er opfyldte. De øvrige Warrants skal være underlagt bestemmelserne i ligningslovens § 28.	Section 7H of the Danish Tax Assessment Act (in Danish “Ligningsloven”) shall apply to the largest extent possible. The Company’s auditor will in his statutory certification attest to which extent the conditions for the application of Section 7H are met. The remaining Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act.

2.2	Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.

2.3	Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs.	Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6.

2.4	I forbindelse med Selskabets ejerbog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company’s register of owners, a register of all issued Warrants shall be kept.

3	Almindelig udnyttelse af Warrants	3	Ordinary Exercise of the Warrants

3.1	Warrants kan udnyttes i perioden fra 10. februar 2014 til og med 10. februar 2016 (“Udnyttelsesperioden”) i de i punkt 3.2 anførte udnyttelses-vinduer. Warrants, der ikke er udnyttet på eller før sidste dag af Udnyttelsesperioden, bortfalder automatisk uden yderligere varsel og/eller kompensation til Warrantindehaveren.	The Warrants may be exercised in the period from 10 February 2014 until (and including) 10 February 2016 (“Exercise Period”) within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

3.2	Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder).	Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company’s annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).

3.3	Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen.	The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time.

4	Ekstraordinær udnyttelse af Warrants	4	Extraordinary Exercise of the Warrants

4.1	Udover den almindelige udnyttelse af Warrants i henhold til punkt 3 kan Selskabets bestyrelse efter eget skøn beslutte, at en ekstraordinær udnyttelse af Warrants kan finde sted, herunder i overensstemmelse med - men ikke begrænset til - bestemmelserne i punkt 4.1.1 - 4.1.6.	In addition to the ordinary exercise of Warrants as set out in Clause 3, the Board of Directors of the Company may, in their sole discretion, decide that Warrants may be extraordinarily exercised including, but not limited to, in accordance with Clauses 4.1.1 - 4.1.6

4.1.1	Såfremt Selskabets generalforsamling træffer beslutning om likvidation af Selskabet, og bestyrelsen (efter eget skøn) vedtager, at Warrants som følge deraf kan udnyttes, skal Selskabet give Warrantindehaveren skriftlig meddelelse herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om Warrants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, bortfalder disse automatisk og uden kompensation efter udløbet af fristen, forudsat at Selskabet opløses endeligt som følge af den meddelte beslutning. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6.	In the event that the Company’s general meeting passes a resolution to liquidate the Company, and the Board of Directors (in their sole discretion) decide that Warrants therefore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Following this notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the Warrants wholly or partly. If the Warrant Holder does not wish to exercise the Warrants, the Warrants shall automatically become void without compensation, following the expiry of the time-limit, provided that the Company is finally liquidated as a result of the notified resolution. Any exercise of the Warrants must be in accordance with Clauses 5 and 6.

4.1.2	Såfremt generalforsamlingen træffer beslutning om at fusionere Selskabet, og fusionen medfører, at Selskabet ophører, og bestyrelsen (efter eget skøn) vedtager,	In the event that the general meeting passes a resolution to merge the Company and such merger results in the Company being discontinued, and the Board of Directors (in their

	at Warrants som følge deraf kan udnyttes, skal Selskabet give Warrantindehaveren skriftlig meddelelse herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om Warrants ønskes udnyttet helt eller delvis. Selskabet skal håndtere Warrantindehaverens meddelelse således, at aktierne er registreret i Warrantindehaverens depot senest fem handelsdage forud for sidste handelsdag for Selskabets aktier. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, bortfalder disse automatisk og uden kompensation efter udløbet af fristen, forudsat at Selskabet opløses endeligt som følge af den meddelte beslutning. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6.	sole discretion) decide that Warrants therefore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Following such notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the Warrants wholly or partly. The notice must in such case be processed by the Company so that the shares are registered in the Warrant Holder’s depot at least five trading days before the last day of trading of the Company’s shares. If the Warrant Holder does not wish to exercise the Warrants, the Warrants shall automatically become void without compensation, following the expiry of the time-limit, provided that the Company is finally discontinued as a result of the notified resolution. Any exercise of the Warrants must be in accordance with Clauses 5 and 6.

4.1.3	I tilfælde af et frivilligt eller pligtmæssigt overtagelsestilbud i henhold til §§ 31 og 32 i lov om værdipapirhandel, og bestyrelsen (efter eget skøn) vedtager, at Warrants som følge deraf kan udnyttes, skal Selskabet give Warrantindehaveren skriftlig meddelelse herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om Warrants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, skal Warrants og Aftalen fortsat være fuldt ud gældende. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6.	In the event that a voluntary or mandatory public offer pursuant to Section 31 and 32 of the Danish Securities Trading Act is made, and the Board of Directors (in their sole discretion) decide that Warrants therefore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Following such notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the Warrants wholly or partly. If the Warrant Holder does not wish to exercise the Warrants, the Warrants and this Agreement will remain in full effect. Any exercise of the Warrants must be in accordance with Clauses 5 and 6.

4.1.3.1	Efter gennemførelse af et frivilligt eller pligtmæssigt overtagelsestilbud i henhold til §§ 31 og 32 i lov om værdipapirhandel skal bestyrelsen træffe beslutning om, at Warrants kan udnyttes inden for en 4 ugers periode. Selskabet skal give Warrantindehaveren skriftligt besked herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om Warrants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, bortfalder disse og denne Aftale. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6.	Following completion of a voluntary or mandatory public offer pursuant to Section 31 and 32 of the Danish Securities Trading Act, the Board of Directors shall decide that Warrants may be exercised within a 4- week period. The Company shall notify the Warrant Holder in writing to this effect. Following such notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the Warrants wholly or partly. If the Warrant Holder does not wish to exercise the Warrants, the Warrants and this Agreement shall lapse. Any exercise of the Warrants must be in accordance with Clauses 5 and 6.

4.1.4	Såfremt der indledes en tvangsindløsning af Selskabets aktier i henhold til selskabsloven, og bestyrelsen (efter eget skøn) vedtager, at Warrants som følge deraf kan udnyttes, skal Selskabet give Warrantindehaveren skriftlig meddelelse herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om Warrants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, bortfalder disse automatisk og uden kompensation efter gennemførelsen af tvangsindløsningen af Selskabets aktier i henhold til selskabsloven. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6.	In the event that a compulsory acquisition of the Company’s shares pursuant to the Danish Companies Act is initiated, and the Board of Directors (in their sole discretion) decide that Warrants therefore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Following such notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the Warrants wholly or partly. If the Warrant Holder does not wish to exercise the Warrants, the Warrants shall automatically become void without compensation, following the completion of the compulsory acquisition of the Company’s shares pursuant to the Danish Companies Act. Any exercise of the Warrants must be in accordance with Clauses 5 and 6.

4.1.5	Såfremt Selskabets generalforsamling træffer beslutning om at afnotere Selskabet fra NASDAQ OMX Copenhagen A/S, og bestyrelsen (efter eget skøn) vedtager, at Warrants som følge deraf kan udnyttes, skal Selskabet give Warrantindehaveren skriftlig meddelelse herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om Warrants ønskes udnyttet helt eller delvis. Selskabet skal håndtere Warrantindehaverens meddelelse således, at aktierne er registreret i Warrantindehaverens depot senest fem handelsdage forud for sidste handelsdag for Selskabets aktier. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, bortfalder disse automatisk og uden kompensation, efter at Selskabet er blevet afnoteret. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6.	In the event that the Company’s general meeting passes a resolution to delist the Company from NASDAQ OMX Copenhagen A/S, and the Board of Directors (in their sole discretion) decide that Warrants therefore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Following such notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the Warrants wholly or partly. The notice must be processed by the Company so that the shares are registered in the Warrant Holder’s depot at least five trading days before the last day of trading of the Company’s shares. In so far as the Warrant Holder does not wish to exercise the Warrants, the Warrants shall automatically become void without compensation, following the completion of the delisting of the Company. Any exercise of the Warrants must be in accordance with Clauses 5 and 6.

4.1.5.1	Efter gennemførelse af Selskabets afnotering fra NASDAQ OMX Copenhagen A/S skal bestyrelsen træffe beslutning om, at Warrants kan udnyttes to gange om året inden for (den resterende del af) Udnyttelsesperioden. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6.	Following completion of a delisting of the Company from NASDAQ OMX Copenhagen A/S, the Board of Directors shall decide that Warrants may be exercised two times a year within (the remaining part of) the Exercise Period. Any exercise of the Warrants must be in accordance with Clauses 5 and 6.

4.1.6	Såfremt Selskabet beslutter at sælge de mest rentable og væsentligste af Selskabets aktiver, og bestyrelsen (efter eget skøn) vedtager, at Warrants som følge deraf kan udnyttes, skal Selskabet give Warrantindehaveren skriftlig meddelelse herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om Warrants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, skal Warrants og Aftalen fortsat være fuldt ud gældende. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6.	In the event that the Company decides to sell the most profitable and material assets of the Company and the Board of Directors (in their sole discretion) decide that Warrants therefore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Following such notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the Warrants wholly or partly. In so far as the Warrant Holder does not wish to exercise the Warrants, the Warrants and this Agreement shall remain in full effect. Any exercise of the Warrants must be in accordance with Clauses 5 and 6.

5	Praktisk udnyttelse af Warrants	5	Practicalities in connection with Exercise of the Warrants

5.1	Såfremt Warrantindehaveren ønsker at udnytte en Warrant, skal Warrantindehaveren underrette Selskabet skriftligt herom - ved hjælp af den tegningsblanket, som Selskabet har tilsendt Warrantindehaveren (“Udnyttelsesmeddelelse”). Udnyttelsesmeddelelsen betragtes som afgivet af Warrantindehaveren på tidspunktet for dets aflevering på Selskabets adresse (Att. bestyrelsesformanden) med almindelig post, anbefalet post, med fax eller pr. bud efter begyndelsen og før udløbet af den relevante afleveringsfrist. Udnyttelsesmeddelelsen skal være behørigt udfyldt. Selskabet har ret til at ændre i de praktiske forhold omkring udnyttelse af Warrants, og Warrantindehaveren vil blive underrettet skriftligt, hvis Selskabet beslutter dette.	In the event that the Warrant Holder wishes to exercise a Warrant, the Warrant Holder shall - using the subscription form forwarded by the Company to the Warrant Holder - give written notice (“Exercise Notice”) to the Company. The Exercise Notice will be deemed given by the Warrant Holder if the Exercise Notice was delivered to the Company’s address (for the attention of the chairman of the Board of Directors) by regular mail, registered mail, fax or courier after commencement and before the expiry of the relevant notice period. The Exercise Notice shall be duly completed. The Company is entitled to change the practicalities in connection with the exercise of the Warrants, and if so decided by the Company, the Warrant Holder will be notified in writing by the Company.

5.2	Samtidig med at give meddelelse om udnyttelse af Warrants skal Warrantindehaveren indbetale et kontantbeløb til Selskabet svarende til det relevante tegningsbeløb fastsat i henhold til punkt 6.	At the same time as giving notice of the exercise of the Warrants, the Warrant Holder shall pay in cash to the Company an amount equal to the relevant subscription amount fixed under the terms of Clause 6.

6	Tegningskurs for aktier ved udnyttelse af Warrants	6	Subscription Price for Shares in connection with the Exercise of Warrants

6.1	Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 77,00 (“Tegningskursen”).	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 77.00 (the “Subscription Price”).

6.2	Tegningskursen kan reguleres som anført i Aftalen.	The Subscription Price may be regulated as set out in this Agreement.

7	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company’s Capital Structure

7.1	Såfremt der gennemføres visse definerede ændringer i Selskabets kapitalforhold, som indebærer en reduktion eller en forøgelse af værdien af de tildelte Warrants, skal der foretages en regulering af Tegningskursen og/eller antallet af aktier, som kan tegnes ved udnyttelse af Warrants, således at værdien af Warrants forbliver uændret med de undtagelser, der er gældende i henhold til Aftalen. Tegningskursen kan dog ikke fastsættes til under nominel værdi. Herudover er det en betingelse for reguleringen af antallet af aktier, som kan tegnes ved udnyttelse af Warrants, at Selskabets bestyrelse har fået tildelt den nødvendige bemyndigelse af generalforsamlingen til at udstede et sådant yderligere antal aktier i Selskabet.	In case that certain defined changes are made in the Company’s capital structure which entail a reduction or increase of the value of the Warrants granted, there shall be an adjustment of the Subscription Price and/or the number of shares that can be subscribed for by exercising the Warrants, so that the value of the Warrants remains the same, with the exceptions set forth in this Agreement. However, the Subscription Price can never be adjusted to below par value.

Further, it is a condition for any adjustment of the number of shares that can be subscribed for by exercising the Warrants that the Board of Directors of the Company has been granted the necessary authority by the general meeting to issue such additional number of shares in the Company.

7.2	Såfremt Selskabets kompetente instanser træffer endelig beslutning om at udstede fondsaktier (f.eks. udbytte i form af fondsaktier), inden Warrantindehaveren har udnyttet sine Warrants, skal Tegningskursen multipliceres med følgende faktor:		Should the competent bodies of the Company make a final decision to issue bonus shares (e.g. stock dividend) before the Warrant Holder has exercised his or her Warrants, the Subscription Price shall be multiplied by the following factor:

		og antallet af aktier med hvor:		and the number of shares by where:

	A:	er Selskabets nominelle aktiekapital før udstedelse af fondsaktier,	A:	is the Company’s nominal share capital before the issue of bonus shares;

	B:	er den nominelle værdi af de fondsaktier, der udstedes.	B:	is the nominal value of the bonus shares to be issued.

7.3	Såfremt Selskabets kompetente instanser træffer endelig beslutning om at forhøje Selskabets aktiekapital ved tegning af nye aktier til en kurs, der er lavere end markedskursen, inden Warrantindehaveren har udnyttes sine Warrants, skal Tegningskursen multipliceres med følgende faktor:		Should the competent bodies of the Company make a final decision to increase the Company’s share capital by subscription of new shares at a price below market price before the Warrant Holder has exercised his or her Warrants, the Subscription Price shall be multiplied by the following factor:

		og antallet af aktier med hvor:		and the number of shares by where:

	A:	er Selskabets nominelle aktiekapital forud for kapitalforhøjelsen,	A:	is the Company’s nominal share capital before the capital increase;
	B:	er den nominelle forhøjelse af aktiekapitalen,	B:	is the nominal increase of the share capital;
	k:	er aktiernes markedskurs forud for kapitalforhøjelsen	k:	is the market price of the shares before the capital increase;
	t:	er Tegningskursen på de nye aktier.	t:	is the Subscription Price for the new shares.

7.4	Såfremt Selskabets kompetente instanser træffer endelig beslutning om at ændre aktiernes nominelle værdi i forbindelse med en beslutning, hvorved Selskabets aktiekapital nedsættes ved hensættelse til en særlig fond og/eller til dækning af underskud, inden Warrantindehaveren har udnyttet sine Warrants, skal der hverken ske ændringer i Tegningskursen eller antallet af aktier. Warrantindehaveren beholder således sin ret til at tegne det samme antal aktier til Tegningskursen. Hver Warrant skal dog berettige Warrantindehaveren til at tegne 1 aktie med den nye nominelle værdi, der er blevet besluttet af Selskabets kompetente instanser.		Should the competent bodies of the Company make a final decision to change the nominal value of the shares in connection with a decision whereby the share capital of the Company is reduced by allocation to a separate fund and/or cover of loss, before the Warrant Holder has exercised his or her Warrants, neither the Subscription Price nor the number of shares shall be amended. Consequently the Warrant Holder shall retain the right to subscribe for the same number of shares at the Subscription Price. However, each Warrant shall entitle the Warrant Holder to subscribe for 1 share of the new nominal value so decided by the competent bodies of the Company.

7.5	Såfremt Selskabets kompetente instanser træffer endelig beslutning om at ændre aktiernes nominelle værdi (uden samtidige ændringer i Selskabets aktiekapital), f.eks. i situationer, der ikke er omfattet af punkt 7.4, inden Warrantindehaveren har udnyttes sine Warrants, skal Tegningskursen multipliceres med følgende faktor:		Should the competent bodies of the Company make a final decision to change the nominal value of the shares (without any other simultaneous changes of the capital of the Company), e.g. in situations not comprised by Clause 7.4, before the Warrant Holder has exercised his or her Warrants, the Subscription Price shall be multiplied by the following factor:

		og antallet af aktier med hvor:		and the number of shares by where:

	A:	er den nominelle værdi af hver enkel aktie efter ændring af aktiernes nominelle værdi,	A:	is the nominal value of each share after the nominal value of the shares has been changed;

	B:	er den nominelle værdi af hver enkel aktie før ændring af aktiernes nominelle værdi.	B:	is the nominal value of each share before the nominal value of the shares has been changed.

7.6	Såfremt Selskabet i et hvilket som helst år beslutter at udbetale dividende, skal det pågældende beløb betragtes som udbetaling til aktionærerne, hvilket vil indebære en regulering af Tegningskursen som følger:		Should the Company within any year decide to distribute dividends, the amount shall be considered a distribution to the shareholders which shall result in an adjustment of the Subscription Price according to the following formula:

		TK1 = TK - hvor:		TK1 = TK - where:

	TK:	er Tegningskursen for Warrants forud for udbetaling af dividende,	TK:	is the Subscription Price for the Warrants before the distribution of dividends;
	u:	er det totale dividendebeløb,	u:	is the total amount of dividends;
	D:	det totale antal aktier i Selskabet.	D:	is the total number of shares in the Company.

7.7	Såfremt Selskabets aktiekapital nedsættes ved udbetaling til aktionærerne til en højere kurs end markedskursen, skal Tegningskursen beregnes som følger:		If the share capital of the Company is reduced by means of payment to the shareholders at a price higher than the market price, the Subscription Price shall be calculated as follows:

	TK1 = TK - hvor:		TK1 = TK - where:

	TK:	er Tegningskursen for Warrants forud for nedsættelse af aktiekapitalen,	TK:	is the Subscription Price for Warrants before the reduction of the share capital;
	A:	er Selskabets nominelle aktiekapital forud for nedsættelsen af aktiekapitalen,	A:	is the nominal share capital of the Company before the reduction of the share capital;
	B:	er den nominelle nedsættelse af aktiekapitalen,	B:	is the nominal reduction of the share capital;
	k:	er aktiernes markedskurs forud for kapitalnedsættelsen,	k:	is the market price of the shares before the reduction of capital;
	t:	er kursen på de aktier, hvormed aktiekapitalen nedsættes.	t:	is the rate of the shares by which the share capital is reduced.

7.8	Såfremt Selskabets aktiekapital nedsættes ved udbetaling til aktionærerne til en lavere kurs end markedskursen, skal Tegningskursen beregnes således:		If the share capital of the Company is reduced by payment to the shareholders at a price lower than the market price, the Subscription Price shall be calculated as follows:

	TK1 = TK + hvor:		TK1 = TK + where:

	TK:	er Tegningskursen for Warrants forud for nedsættelsen af aktiekapitalen,	TK:	is the Subscription Price for Warrants before the reduction of the share capital;
	A:	er Selskabets nominelle aktiekapital	A:	is the nominal share capital of the Company before the reduction of the share capital;

forud for nedsættelsen af aktiekapitalen,
	B:	forud for nedsættelsen af aktiekapitalen, er den nominelle nedsættelse af aktiekapitalen,	B:	is the nominal reduction of the share capital;
	k:	er aktiernes markedskurs forud for kapitalnedsættelsen,	k:	is the market price of the shares before the reduction of capital;
	t:	er kursen på de aktier, hvormed aktiekapitalen nedsættes.	t:	is the rate of the shares by which the share capital is reduced.

7.9	Såfremt Selskabet fusionerer som det fortsættende selskab, foretages ingen regulering af Tegningskursen eller af antallet af aktier, der kan tegnes.		If the Company participates in a merger as the continuing company, there shall be no adjustment of the Subscription Price or the number of shares that may be subscribed for.

7.10	Såfremt generalforsamlingen træffer beslutning om at spalte Selskabet, skal Warrantindehaveren efter spaltningen have et antal Warrants med ret til at tegne aktier i det fortsættende selskab, som Warrantindehaveren er eller ville have været ansat i, eller, hvis Warrantindehaveren ikke er eller har været ansat i Selskabet, i det selskab, som Warrantindehaveren er nærmest knyttet til. Antallet af Warrants skal give Warrantindehaveren adgang til potentielt samme ejerandel, som en udnyttelse af alle Warrants forud for spaltningen ville have givet, justeret med forholdet mellem værdien af de forskellige fortsættende selskaber. Herudover skal vilkårene for de fortsættende Warrants være de samme som anført i denne Aftale.		In the event that the general meeting passes a resolution to demerge the Company, the Warrant Holder shall — after the demerger — have the number of Warrants that shall entitle him/her to subscribe for shares in the receiving company by which the Warrant Holder is or would have been employed or, in the event that the Warrant Holder is not or has not been employed by the Company, the company with which the Warrant Holder has the closest relation. The number of Warrants shall entitle the Warrant Holder to the same potential stake that an exercise of all Warrants prior to the demerger would have resulted in, adjusted by the ratio between the values of the different surviving companies. Moreover, the terms applying to the surviving Warrants shall be the same as the terms stipulated in this Agreement.

7.11	I andre tilfælde, hvor Selskabets kapitalforhold ændres, herunder ved udstedelse af warrants, konvertible gældsbreve eller lignende, således at værdien af de udstedte Warrants påvirkes, skal Tegningskursen for de tildelte Warrants så vidt muligt reguleres, således at værdien ikke forringes eller forøges, jf. dog punkt 7.14 forneden.	In other cases of changes in the capital structure of the Company, including issuance of warrants, convertible debt instruments or the like, resulting in a change of the value of the issued Warrants, the Subscription Price for the granted Warrants shall to the extent possible be adjusted, so that the value is not reduced or increased, subject, however, to Clause 7.14 below.

7.12	Tegningskursen kan ikke reduceres til en lavere værdi end aktiernes nominelle værdi (kurs pari). Såfremt en regulering af Warrants, de skal sikre disses værdi, medfører, at kursen skal reduceres til under kurs pari, bortfalder Warrants, medmindre Warrantindehaveren accepterer, at Tegningskursen forhøjes til kurs pari uden kompensation.	The Subscription Price shall not be reduced to a price lower than the nominal value of the shares (par). If an adjustment of the Warrants to preserve their value would result in the price being reduced to below par, the Warrants shall lapse, unless the Warrant Holder accepts that the Subscription Price is increased to par without compensation.

7.13	Såfremt aktiekapitalen nedsættes til dækning af underskud, skal antallet af aktier, som Warrantindehaveren kan tegne ved udnyttelse af Warrants, reduceres (nedrundet) i et forhold svarende til forholdet mellem den nominelle kapitalnedsættelse og Selskabets samlede nominelle aktiekapital før nedsættelsen.	If the share capital is reduced in order to cover losses, the number of shares that the Warrant Holder may subscribe for by exercising the Warrants shall be reduced (rounded down) proportionately to the nominal reduction of the capital, compared to the total nominal share capital of the Company before the reduction.

7.14	Ved følgende ændringer i Selskabets kapitalforhold skal der ikke foretages regulering af Tegningskursen eller antallet af aktier, som Warrantindehaveren kan tegne:	The following changes in the capital structure of the Company shall not result in any adjustment of the Subscription Price or the number of shares that the Warrant Holder may subscribe for:

	(i) Forhøjelse eller nedsættelse af Selskabets aktiekapital til markedskurs, herunder udstedelse af aktier i	(i) An increase or reduction of the Company’s capital at market price, including issue of shares according to Clause 7.1 in the Articles of Association of the

	henhold til punkt 7.1 i Selskabets vedtægter.	Company.

	(ii) Udstedelse af aktier, optioner, warrants eller lignende til medarbejdere af Selskabet eller medarbejdere af et koncernforbundet selskab og/eller af disses helejede selskaber til enkelte eller flere medarbejdere, eventuelt til en favørkurs, herunder, men ikke begrænset til udstedelse af aktier i henhold til punkt 8.1 i Selskabets vedtægter vedrørende warrants.	(ii)	Issue of shares, options, warrants or the like to employees of the Company or to employees of a group-related company and/or their fully owned companies for some or more of the employees, possibly at a favourable price, including but not limited to the issue of shares according to Clause 8.1 in the Articles of Association of the Company concerning warrants.

	(iii) Udstedelse af warrants, konvertible gældsbreve eller lignende til tredjemand på sædvanlige markedsvilkår som led i mezzaninfinansiering eller dertil svarende finansiering.	(iii)	Issue of warrants, convertible debt instruments or the like to third parties on usual market terms as part of mezzanine financing or similar financing.

7.15	Såfremt antallet af nye aktier, som kan tegnes ved udnyttelse af Warrants, forøges i overensstemmelse med dette punkt 7, skal Selskabets højeste aktiekapital forøges tilsvarende.	If the number of new shares that may be subscribed for by exercise of the Warrants is adjusted upwards in accordance with this Clause 7, the Company’s maximum share capital shall be increased similarly.

8	Omsættelighed	8	Transferability

8.1	De enkelte Warrants er ikke-omsættelige instrumenter. Enhver form for overdragelse, pantsætning eller anden afståelse af en Warrant kan kun finde sted, hvis der indhentes forudgående skriftligt samtykke fra Selskabets bestyrelse, og kan blive tilladt, nægtet eller gøres betinget efter bestyrelsens absolutte skøn (med undtagelse af overdragelse i tilfælde af	Each Warrant is a non-negotiable instrument. Any transfer, pledging or other assignment of a Warrant shall be subject to the prior written consent of the Board of Directors of the Company, which may be granted, denied or conditioned in the absolute discretion of the Board of Directors of the Company (with the exception of a transfer due to the death of the Warrant Holder, in which case

	Warrantindehaverens død, i hvilket tilfælde bestyrelsen skal godkende overdragelse til Warrantindehaverens nærmeste slægtninge).	the Board of Directors shall approve a transfer mortis causa to the Warrant Holder’s closest relatives).

8.2	Warrants må ikke underkastes nogen form for tvangsfuldbyrdelse og må ikke stilles som sikkerhed over for tredjepart.	The Warrants may not be subject to enforcement of any kind and may not be lodged as security towards a third party.

9	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	9	Conditions for New Shares issued following Exercise of the Warrants

9.1	Følgende vilkår skal være gældende for nye aktier tegnet ved udnyttelse af Warrants under denne Aftale:	The following terms and conditions shall apply to the new shares issued by the exercise of Warrants covered by this Agreement,

	(i) for de nye aktier gælder der ikke fortegningsret for de eksisterende aktionærer,	(i)	the existing shareholders shall not have any pre-emptive right to the new shares;

	(ii) de nye aktier udstedt på grundlag af udnyttede Warrants indbetales kontant samtidig med fremsendelse af Udnyttelsesmeddelelse,	(ii)	the new shares issued on the basis of exercised Warrants shall be paid up in cash at the same date as the Exercise Notice is forwarded;

	(iii) de nye aktier skal udstedes på navn og skal registreres i Warrantindehaverens navn i Selskabets ejerbog,	(iii)	the new shares shall be issued in the holder’s name and shall be registered in the name of the Warrant Holder in the Company’s register of shareholders;

	(iv) de nye aktier skal være omsætningspapirer,	(iv)	the new shares shall be negotiable shares;

	(v) de nye aktier skal være frit omsættelige,	(v)	the new shares are freely transferable;

	(vi) for de nye aktier skal der ikke gælde	(vi)	the pre-emptive right of the new shares in connection with future capital

	indskrænkninger i fortegningsretten ved fremtidige kapitalforhøjelser,			increases shall not be limited;

	(vii)	de nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra tidspunktet for den relevante kapitalforhøjelses registrering hos Erhvervs- og Selskabsstyrelsen,	(vii)	the new shares shall carry a right to dividend and other rights in the Company as from the time when the relevant capital increase has been registered by the Danish Commerce and Companies Agency;

	(viii)	i tilfælde af generelle ændringer i aktiernes rettigheder skal de nye aktier give samme rettigheder som Selskabets øvrige aktier på udnyttelsestidspunktet, og	(viii)	in case of any general changes in the rights of the shares in the Company, the new shares shall carry the same rights as the other shares in the Company at the time of exercise; and

	(ix)	Selskabet skal afholde omkostningerne i forbindelse med udstedelse af Warrants i henhold til Aftalen og omkostningerne forbundet med efterfølgende udnyttelse af Warrants. Selskabets omkostninger i forbindelse med udstedelse af Warrants i henhold til Aftalen og den dertil hørende kapitalforhøjelse anslås til at andrage højst kr. 200.000.	(ix)	the Company shall pay the costs in connection with the issue of Warrants pursuant to this Agreement and the costs in connection with the subsequent exercise of the Warrants. The Company’s costs in connection with the issue of Warrants pursuant to this Agreement and the related capital increase are estimated at maximum DKK 200,000.

10	Kapitalforhøjelse ved udnyttelse af Warrants		10	Capital Increase in connection with the Exercise of the Warrants

10.1	Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.		In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.

10.2	Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 445.500 (op til 445.500 aktier à		The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 445,500 (up to 445,500 shares at

	kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7.	DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 7.

11	Omkostninger i forbindelse med udstedelse af aktier	11	Costs related to the Issue of Shares

11.1	Selskabet bærer samtlige omkostninger til børsmægler samt afregningshonorar forbundet med Warrantindehaverens udnyttelse af Warrants.	All costs related to the stockbroker and settlement fees charged in connection with the Warrant Holder’s exercise of the Warrants shall be borne by the Company.

12	Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere	12	Cease of Employment Status - Warrant Holders who are Employees

12.1	Med forbehold af bestemmelserne i punkt 12.2 forneden og i tilfælde af, at Warrantindehaverens ansættelsesforhold hos Selskabet ophører forud for udnyttelse af (resterende) Warrants som følge af en af følgende grunde:	Subject to Clause 12.2 below, and if the Warrant Holder’s employment with the Company is terminated prior to the exercise of the (remaining) Warrants for one of the following reasons:

	(i) Warrantindehaverens fratrædelse ved opnåelse af den fratrædelsesalder, der er fastlagt i Warrantindehaverens ansættelseskontrakt, eller fordi Warrantindehaveren bliver berettiget til folkepension,	(i)	the Warrant Holder’s retirement at the age provided for in the Warrant Holder’s service contract, or because the Warrant Holder is entitled to the Danish State Retirement Pension (in Danish: “folkepension”);

	(ii) Warrantindehaverens opsigelse af ansættelsesforholdet, forudsat at opsigelsen skyldes Selskabets grove misligholdelse af ansættelseskontrakten,	(ii)	the Warrant Holder’s termination of the employment relationship, provided such termination is due to the Company’s material breach (in Danish “grov misligholdelse”) of the service contract;

	(iii) Selskabets opsigelse af ansættelsesforholdet uden varsel, forudsat at opsigelsen ikke skyldes Warrantindehaverens misligholdelse af ansættelseskontrakten, eller	(iii)	the Company’s termination without notice of the employment relationship, provided such termination is not due to the Warrant Holder’s breach (in Danish “misligholdelse”) of the service contract; or

	(iv) Warrantindehaverens død,	(iv)	the Warrant Holder’s death;

	er Warrantindehaveren/ Warrantindehaverens bo berettiget til at beholde sine Warrants.	then the Warrant Holder/the estate of the Warrant Holder shall be allowed to keep his or her Warrants.

12.2	Samtlige Warrants bortfalder automatisk og uden kompensation i tilfælde af, at Warrantindehaverens ansættelsesforhold hos Selskabet ophører forud for udnyttelsen af Warrants af andre grunde end dem, der er nævnt i punkt 12.1, (i) - (iv) foroven.	All of the Warrants shall lapse automatically and without compensation if the Warrant Holder’s employment with the Company is terminated prior to the exercise of the Warrants for reasons other than the reasons listed in Clause 12.1, item (i) to (iv) above.

13	Insiderhandel	13	Insider Trading

13.1	Salg af aktier, der er tegnet gennem udnyttelse af Warrants er underlagt de til enhver tid gældende bestemmelser om insiderhandel, herunder Selskabets interne regler om handel med værdipapirer udstedt af Selskabet.	Sale of shares subscribed for by any exercise of Warrants is subject to the provisions on insider trading applicable at any time, including the Company’s internal rules governing trade in securities issued by the Company.

14	Skattemæssige forhold	14	Tax Implications

14.1	Det er aftalt, at ligningslovens § 7H skal være gældende for Warrants i videst muligt omfang, jf. punkt 2.1. Ellers skal Warrants være underlagt bestemmelserne i ligningslovens § 28, jf. punkt 2.1	It has been agreed that Section 7H of the Danish Tax Assessment Act (in Danish: “Ligningsloven”) shall apply to the Warrants to the largest extent possible, cf. Clause 2.1. Otherwise, the Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act, cf. Clause 2.1.

14.2	Selskabet forpligter sig til at anmode revisor om at attestere, i hvilket omfang, dvs. for hvilket antal af Warrants, ligningslovens § 7H er gældende. Desuden forpligter Selskabet sig til at fremsende revisorens erklæring vedrørende opfyldelse af betingelserne i ligningslovens § 7H samt en kopi af Warrantaftalerne til de danske skattemyndigheder.	The Company undertakes to request the auditor of the Company to certify to which extent, i.e. to which amount of Warrants, Section 7H of the Danish Tax Assessment Act is applicable. The Company further undertakes to send the auditor’s statement regarding fulfilment of the conditions under Section 7H of the Danish Tax Assessment Act as well as a copy of the Warrant Agreements to the Danish Tax Authorities.

14.3	Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverne som følge af Warrantaftalerne, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehavernes ansvar og er Selskabet uvedkommende, herunder det forhold, at skattemyndighederne måtte finde, at betingelserne for, at ligningslovens § 7H er gældende, ikke er opfyldt.	All tax obligations and consequences to the Warrant Holders resulting from the Warrant Agreements, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holders and of no concern to the Company, including the situation where the tax authorities should find that the conditions for Section 7H of the Danish Tax Assessment Act being applicable are not fulfilled.

14.4	Warrantindehaverne er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalerne.	The Warrant Holders are strongly encouraged to seek tax advice in connection with entering into the Warrant Agreements.

15	Sprog	15	Language

15.1	I tilfælde af uoverensstemmelser mellem den danske og den engelske version af dette bilag skal den danske version være gældende.	In case of disagreements between the Danish and the English version of this exhibit, the Danish version shall prevail

BILAG 8.1.C TIL VEDTÆGTER FOR	EXHIBIT 8.1.C TO THE ARTICLES OF ASSOCIATION FOR

ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS		2
1	FORMÅL	3
1	PURPOSE	3
2	TILDELING AF WARRANTS	4
2	GRANT OF WARRANTS	4
3	ALMINDELIG UDNYTTELSE AF WARRANTS	5
3	ORDINARY EXERCISE OF THE WARRANTS	5
4	EKSTRAORDINÆR UDNYTTELSE AF WARRANTS	5
4	EXTRAORDINARY EXERCISE OF THE WARRANTS	5
5	PRAKTISK UDNYTTELSE AF WARRANTS	5
5	PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS	5
6	TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS	6
6	SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS	6
7	REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD	6
7	ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY’S CAPITAL STRUCTURE	6
8	OMSÆTTELIGHED	6
8	TRANSFERABILITY	6
9	VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS	7
9	CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS	7
10	KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS	7
10	CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS	7
11	OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER	7
11	COSTS RELATED TO THE ISSUE OF SHARES	7
12	OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE	7
12	CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES	7
13	INSIDERHANDEL	7
13	INSIDER TRADING	7
14	SKATTEMÆSSIGE FORHOLD	7
14	TAX IMPLICATIONS	7
15	SPROG	8
15	LANGUAGE	8

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1	Formål	1	Purpose

1.1	På bestyrelsesmødet i Zealand Pharma A/S (“Selskabet”) den 10. februar 2012 blev der i overensstemmelse med vedtægternes punkt 8.1 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere (“Warrantindehaver”) (“Warrants”).	At the board meeting held in Zealand Pharma A/S (the “Company”) on 10 February 2012, the following new provisions were adopted in accordance with Article 8.1 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the “Warrant Holder”) (“Warrants”).

	Bestyrelsen har besluttet at udstede op til 240.250 warrants i Selskabet til tegning af op til 240.250 aktier til kr. 1,00 (nominelt kr. 240.250) i henhold til vedtægternes punkt 8.1. 6.250 warrants er udnyttet den 21. marts 2015, 8.399 warrants er udnyttet den 11. april 2015, 4.750 warrants er udnyttet den 20. juni 2015, 12.600 warrants er udnyttet den 8. september 2015, 13.197 warrants er udnyttet den 26. september 2015, 18.000 warrants er udnyttet den 13. november 2015, 1.563 warrants er udnyttet den 4. december 2015, 16.613 warrants er udnyttet den 30. marts 2016, 24.928 warrants er udnyttet den 14. april 2016, 8.000 warrants er udnyttet den 26. maj 2016, 5.250 warrants er udnyttet den 16. juni 2016, 7.400 warrants er udnyttet den 6. september 2016, 25.250 warrants er udnyttet den 23. september 2016, 8.200 warrants er udnyttet den 17. november 2016, 35.851 warrants er udnyttet den 25. november 2016, 13.999 warrants er udnyttet den 8. december 2016, og herefter udestår 30.000 warrants.	The Board of Directors has decided to issue up to 240,250 Warrants in the Company for the subscription of up to 240,250 shares of DKK 1.00 (nominally DKK 240,250) according to Article 8.1 of the Articles of Association. 6,250 warrants were exercised on 21 March 2015, 8,399 warrants were exercised on 11 April 2015, 4,750 warrants were exercised on 20 June 2015, 12,600 warrants were exercised on 8 September 2015, 13,197 warrants were exercised on 26 September 2015, 18,000 warrants were exercised on 13 November 2015, 1,563 warrants were exercised on 4 December 2015, 16,613 warrants were exercised on 30 March 2016, 24,928 warrants were exercised on 14 April 2016, 8,000 warrants were exercised on 26 May 2016, 5,250 warrants were exercised on 16 June 2016, 7,400 warrants were exercised on 6 September 2016, 25,250 warrants were exercised on 23 September 2016, 8,200 warrants were exercised on 17 November 2016, 35,851 warrants were exercised on 25 November 2016, 13,999 warrants were exercised on 8 December 2016, and thus 30,000 warrants are outstanding.

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1.2	Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftaler (“Warrantaftaler”).	The subscription of Warrants took place by electronically signing of warrant agreements (the “Warrant Agreements”)

1.3	Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A til Selskabets vedtægter anførte vilkår, dog gælder følgende modifikationer til bilag 8.1.A:	The Warrants entitle the Warrant Holder to subscribe for shares on the terms and conditions stipulated in exhibit 8.1.A of the Articles of Association of the Company. However, the following amendments to exhibit 8.1.A shall apply:

2	Tildeling af Warrants	2	Grant of Warrants

2.1	Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i “Aktionærportalen” på Selskabets hjemmeside, som vil være tilgængelig den 10. februar 2012 (“Warrants”) i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter.	Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at “Aktionærportalen” at the website of the Company on 10 February 2012 (the “Warrants”) in accordance with the terms set forth in this Agreement and the Company’s Articles of Association.

2.2	Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.

2.3	Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs.	Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6.

2.4	I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company’s register of shareholders, a register of all issued Warrants shall be kept.

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3	Almindelig udnyttelse af Warrants	3	Ordinary Exercise of the Warrants

3.1	Warrants kan udnyttes i perioden fra 10. februar 2015 til og med 10. februar 2017 (“Udnyttelseseprioden”) inden for de udnyttelsesvinduer anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren.	The Warrants may be exercised in the period from 10 February 2015 until (and including) 10 February 2017 (“Exercise Period”) within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

3.2	Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder).	Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company’s annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).

3.3	Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen.	The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time.

4	Ekstraordinær udnyttelse af Warrants	4	Extraordinary Exercise of the Warrants

4.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

5	Praktisk udnyttelse af Warrants	5	Practicalities in connection with Exercise of the Warrants

5.1	Såfremt Warrantindehaveren ønsker at udnytte en Warrant, skal Warrantindehaveren underrette Selskabet elektronisk herom ved hjælp af det IT-system, der er tilgængelig i “Aktionærportalen” på Selskabets hjemmeside. Selskabet har ret til at ændre i de praktiske forhold omkring udnyttelse af Warrants, og Warrantindehaveren vil blive underrettet skriftligt, hvis Selskabet beslutter dette.	In the event that the Warrant Holder wishes to exercise Warrants, the Warrant Holder shall electronically give notice to the Company by using the IT system available on “Aktionærportalen” on the Company’s website. The Company is entitled to change the practicalities in connection with exercise of the Warrants and if so decided by the Company. The Warrant Holder will be notified in writing by the Company.

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5.2	Samtidig med at give meddelelse om udnyttelse af Warrants skal Warrantindehaveren indbetale et kontantbeløb til Selskabet svarende til det relevante tegningsbeløb fastsat i henhold til punkt 6.	At the same time as giving notice of the exercise of the Warrants, the Warrant Holder shall pay in cash to the Company an amount equal to the relevant subscription amount fixed under the terms of Clause 6.

6	Tegningskurs for aktier ved udnyttelse af Warrants	6	Subscription Price for Shares in connection with the Exercise of Warrants

6.1	Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 77,00 (“Tegningskursen”).	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 77.00 (the “Subscription Price”).

6.2	Tegningskursen kan reguleres som anført i Aftalen.	The Subscription Price may be regulated as set out in this Agreement.

7	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company’s Capital Structure

7.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

8	Omsættelighed	8	Transferability

8.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

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9	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	9	Conditions for New Shares issued following Exercise of the Warrants

9.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

10	Kapitalforhøjelse ved udnyttelse af Warrants	10	Capital Increase in connection with the Exercise of the Warrants

10.1	Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.	In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.

10.2	Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 240.250 (op til 240.250 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7.	The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 240,250 (up to 240,250 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 7.

11	Omkostninger i forbindelse med udstedelse af aktier	11	Costs related to the Issue of Shares

11.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes)

12	Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere	12	Cease of Employment Status - Warrant Holders who are Employees

12.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

13	Insiderhandel	13	Insider Trading

13.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

14	Skattemæssige forhold	14	Tax Implications

14.1	Warrants skal være underlagt bestemmelserne i ligningslovens § 28.	Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act.

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14.2	Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverne som følge af Warrantaftalerne, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehavernes ansvar og er Selskabet uvedkommende.	All tax obligations and consequences to the Warrant Holder resulting from this Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company.

14.3	Warrantindehaverne er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalerne.	The Warrant Holder is strongly encouraged to seek tax advice in connection with entering into this Agreement.

15	Sprog	15	Language

15.1	Se bilag 8.1.A (ingen ændringer)	See exhibit 8.1.A (no changes).

8

BILAG 8.1.F TIL VEDTÆGTER FOR	EXHIBIT 8.1.F TO THE ARTICLES OF ASSOCIATION FOR

ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

1	FORMÅL	3
1	PURPOSE	3
2	TILDELING AF WARRANTS	3
2	GRANT OF WARRANTS	3
3	ALMINDELIG UDNYTTELSE AF WARRANTS	4
3	ORDINARY EXERCISE OF THE WARRANTS	4
4	EKSTRAORDINÆR UDNYTTELSE AF WARRANTS	5
4	EXTRAORDINARY EXERCISE OF THE WARRANTS	5
5	PRAKTISK UDNYTTELSE AF WARRANTS	5
5	PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS	5
6	TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS	5
6	SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS	5
7	REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD	5
7	ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY’S CAPITAL STRUCTURE	5
8	OMSÆTTELIGHED	6
8	TRANSFERABILITY	6
9	VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS	6
9	CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS	6
10	KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS	6
10	CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS	6
11	OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER	6
11	COSTS RELATED TO THE ISSUE OF SHARES	6
12	OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE	6
12	CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES	6
13	INSIDERHANDEL	7
13	INSIDER TRADING	7
14	SKATTEMÆSSIGE FORHOLD	7
14	TAX IMPLICATIONS	7
15	SPROG	7
15	LANGUAGE	7

2

1	Formål	1	Purpose

1.1	På bestyrelsesmødet i Zealand Pharma A/S (“Selskabet”) den 1. april 2014 blev der i overensstemmelse med vedtægternes punkt 8.1 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere (“Warrantindehaver”) (“Warrants”).	At the board meeting held in Zealand Pharma A/S (the “Company”) on 1 April 2014, the following new provisions were adopted in accordance with Article 8.1 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the “Warrant Holder”) (“Warrants”).

	Bestyrelsen har besluttet at udstede op til 100.000 warrants i Selskabet til tegning af op til 100.000 aktier til kr. 1,00 (nominelt kr. 100.000) i henhold til vedtægternes punkt 8.1. 28.000 warrants er udnyttet den 14. december 2018 og 72.000 warrants er udnyttet den 15. marts 2019, og hermed er alle warrants udnyttet.	The Board of Directors has decided to issue up to 100,000 Warrants in the Company for the subscription of up to 100,000 shares of DKK 1.00 (nominally DKK 100,000) according to Article 8.1 of the Articles of Association. 28,000 warrants were exercised on 14 December 2018 and 72,000 warrants were exercised on 15 March 2019, and. thus all warrants were exercised.

1.2	Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftale (“Warrantaftale”).	The subscription of Warrants took place by electronically signing of warrant agreement (the “Warrant Agreement”)

1.3	Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bilag 8.1.A som modificeret ved bilag 8.1.C:	The Warrants entitle the Warrant Holder to subscribe for shares on the terms and conditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply:

2	Tildeling af Warrants	2	Grant of Warrants

2.1	Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i “Aktionærportalen” på Selskabets hjemmeside, som vil være tilgængelig den 1. april 2014 (“Warrants”) i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter.	Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at “Aktionærportalen” at the website of the Company on 1 April 2014 (the “Warrants”) in accordance with the terms set forth in this Agreement and the Company’s Articles of Association.

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2.2	Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.

2.3	Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs.	Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6.

2.4	I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company’s register of shareholders, a register of all issued Warrants shall be kept.

3	Almindelig udnyttelse af Warrants	3	Ordinary Exercise of the Warrants

3.1	Warrants kan udnyttes i perioden fra 1. april 2017 til og med 1. april 2019 (“Udnyttelsesperioden”) inden for de udnyttelsesvinduer anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren.	The Warrants may be exercised in the period from 1 April 2017 until (and including) 1 April 2019 (“Exercise Period”) within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

3.2	Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder).	Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company’s annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).

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3.3	Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen.	The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time.

4	Ekstraordinær udnyttelse af Warrants	4	Extraordinary Exercise of the Warrants

4.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

5	Praktisk udnyttelse af Warrants	5	Practicalities in connection with Exercise of the Warrants

5.1	Se bilag 8.1.C (ingen ændringer).	See exhibit 8.1.C (no changes).

6	Tegningskurs for aktier ved udnyttelse af Warrants	6	Subscription Price for Shares in connection with the Exercise of Warrants

6.1	Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 75,90 (“Tegningskursen”).	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 75.90 (the “Subscription Price”).

6.2	Tegningskursen kan reguleres som anført i Aftalen.	The Subscription Price may be regulated as set out in this Agreement.

7	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company’s Capital Structure

5

7.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

8	Omsættelighed	8	Transferability

8.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

9	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	9	Conditions for New Shares issued following Exercise of the Warrants

9.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

10	Kapitalforhøjelse ved udnyttelse af Warrants	10	Capital Increase in connection with the Exercise of the Warrants

10.1	Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.	In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.

10.2	Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 100.000 (op til 100.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7.	The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 100,000 (up to 100,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 7.

11	Omkostninger i forbindelse med udstedelse af aktier	11	Costs related to the Issue of Shares

11.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes)

12	Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere	12	Cease of Employment Status - Warrant Holders who are Employees

6

12.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

13	Insiderhandel	13	Insider Trading

13.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

14	Skattemæssige forhold	14	Tax Implications

14.1	Warrants skal være underlagt bestemmelserne i ligningslovens § 28.	Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act.

14.2	Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende.	All tax obligations and consequences to the Warrant Holder resulting from this Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company.

14.3	Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen.	The Warrant Holder is strongly encouraged to seek tax advice in connection with entering into this Agreement.

15	Sprog	15	Language

15.1	Se bilag 8.1.A (ingen ændringer)	See exhibit 8.1.A (no changes).

7

BILAG 8.1.G TIL VEDTÆGTER FOR	EXHIBIT 8.1.G TO THE ARTICLES OF ASSOCIATION FOR

ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

1	FORMÅL	3
1	PURPOSE	3
2	TILDELING AF WARRANTS	3
2	GRANT OF WARRANTS	3
3	ALMINDELIG UDNYTTELSE AF WARRANTS	4
3	ORDINARY EXERCISE OF THE WARRANTS	4
4	EKSTRAORDINÆR UDNYTTELSE AF WARRANTS	5
4	EXTRAORDINARY EXERCISE OF THE WARRANTS	5
5	PRAKTISK UDNYTTELSE AF WARRANTS	5
5	PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS	5
6	TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS	5
6	SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS	5
7	ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY’S CAPITAL STRUCTURE	6
8	OMSÆTTELIGHED	6
8	TRANSFERABILITY	6
9	VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS	6
9	CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS	6
10	KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS	6
10	CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS	6
11	OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER	7
11	COSTS RELATED TO THE ISSUE OF SHARES	7
12	OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE	7
12	CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES	7
13	INSIDERHANDEL	7
13	INSIDER TRADING	7
14	SKATTEMÆSSIGE FORHOLD	7
14	TAX IMPLICATIONS	7
15	SPROG	7
15	LANGUAGE	7

2

1	Formål	1	Purpose

1.1	På bestyrelsesmødet i Zealand Pharma A/S (“Selskabet”) den 25. marts 2015 blev der i overensstemmelse med vedtægternes punkt 8.1 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere (“Warrantindehaver”) (“Warrants”).	At the board meeting held in Zealand Pharma A/S (the “Company”) on 25 March 2015, the following new provisions were adopted in accordance with Article 8.1 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the “Warrant Holder”) (“Warrants”).

1.2	Bestyrelsen har besluttet at udstede op til 100.000 warrants i Selskabet til tegning af op til 100.000 aktier til kr. 1,00 (nominelt kr. 100.000) i henhold til vedtægternes punkt 8.1. 35.000 warrants er udnyttet den 13. september 2019, 33.000 warrants er udnyttet den 22. november 2019, og 32.000 warrants er udnyttet den 20. marts 2020 og hermed er alle warrants udnyttet.	The Board of Directors has decided to issue up to 100,000 Warrants in the Company for the subscription of up to 100,000 shares of DKK 1.00 (nominally DKK 100,000) according to Article 8.1 of the Articles of Association. 35,000 warrants have been exercised on 13 September 2019, 33,000 warrants were exercised on 22 November 2019, and 32,000 warrants were exercised on 20 March 2020, and thus all warrants were exercised.

1.3	Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftale (“Warrantaftale”).	The subscription of Warrants took place by electronically signing of warrant agreement (the “Warrant Agreement”)

1.4	Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bilag 8.1.A som modificeret ved bilag 8.1.C:	The Warrants entitle the Warrant Holder to subscribe for shares on the terms and conditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply:

2	Tildeling af Warrants	2	Grant of Warrants

2.1	Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i “Aktionærportalen” på Selskabets hjemmeside, som vil være tilgængelig den 25. marts 2015 (“Warrants”) i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter.	Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at “Aktionærportalen” at the website of the Company on 25 March 2015 (the “Warrants”) in accordance with the terms set forth in this Agreement and the Company’s Articles of Association.

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2.2	Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.

2.3	Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs.	Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6.

2.4	I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company’s register of shareholders, a register of all issued Warrants shall be kept.

3	Almindelig udnyttelse af Warrants	3	Ordinary Exercise of the Warrants

3.1	Warrants kan udnyttes i perioden fra 25. marts 2018 til og med 25. marts 2020 (“Udnyttelsesperioden”) inden for de udnyttelsesvinduer anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren.	The Warrants may be exercised in the period from 25 March 2018 until (and including) 25 March 2020 (“Exercise Period”) within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

3.2	Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder).	Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company’s annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).

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3.3	Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen.	The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time.

4	Ekstraordinær udnyttelse af Warrants	4	Extraordinary Exercise of the Warrants

4.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

5	Praktisk udnyttelse af Warrants	5	Practicalities in connection with Exercise of the Warrants

5.1	Se bilag 8.1.C (ingen ændringer).	See exhibit 8.1.C (no changes).

6	Tegningskurs for aktier ved udnyttelse af Warrants	6	Subscription Price for Shares in connection with the Exercise of Warrants

6.1	Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 127,05 (“Tegningskursen”).	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 127,05 (the “Subscription Price”).

6.2	Tegningskursen kan reguleres som anført i Aftalen.	The Subscription Price may be regulated as set out in this Agreement.

5

7	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company’s Capital Structure

7.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

8	Omsættelighed	8	Transferability

8.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

9	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	9	Conditions for New Shares issued following Exercise of the Warrants

9.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

10	Kapitalforhøjelse ved udnyttelse af Warrants	10	Capital Increase in connection with the Exercise of the Warrants

10.1	Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.	In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.

10.2	Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 100.000 (op til 100.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7.	The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 100,000 (up to 100,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 7.

6

11	Omkostninger i forbindelse med udstedelse af aktier	11	Costs related to the Issue of Shares

11.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes)

12	Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere	12	Cease of Employment Status - Warrant Holders who are Employees

12.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

13	Insiderhandel	13	Insider Trading

13.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

14	Skattemæssige forhold	14	Tax Implications

14.1	Warrants skal være underlagt bestemmelserne i ligningslovens § 28.	Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act.

14.2	Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende.	All tax obligations and consequences to the Warrant Holder resulting from this Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company.

14.3	Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen.	The Warrant Holder is strongly encouraged to seek tax advice in connection with entering into this Agreement.

15	Sprog	15	Language

15.1	Se bilag 8.1.A (ingen ændringer)	See exhibit 8.1.A (no changes).

7

BILAG 8.4 TIL VEDTÆGTER FOR	EXHIBIT 8.4 TO THE ARTICLES OF ASSOCIATION FOR

ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

1	FORMÅL	3
1	PURPOSE	3
2	TILDELING AF WARRANTS	4
2	GRANT OF WARRANTS	4
3	ALMINDELIG UDNYTTELSE AF WARRANTS	4
3	ORDINARY EXERCISE OF THE WARRANTS	4
4	EKSTRAORDINÆR UDNYTTELSE AF WARRANTS	5
4	EXTRAORDINARY EXERCISE OF THE WARRANTS	5
5	PRAKTISK UDNYTTELSE AF WARRANTS	5
5	PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS	5
6	TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS	5
6	SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS	5
7	REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD	7
7	ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY’S CAPITAL STRUCTURE	7
8	OMSÆTTELIGHED	7
8	TRANSFERABILITY	7
9	VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS	7
9	CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS	7
10	KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS	7
10	CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS	7
11	OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER	8
11	COSTS RELATED TO THE ISSUE OF SHARES	8
12	OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE	8
12	CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES	8
13	INSIDERHANDEL	8
13	INSIDER TRADING	8
14	SKATTEMÆSSIGE FORHOLD	8
14	TAX IMPLICATIONS	8
15	SPROG	9
15	LANGUAGE	9

 2

1	Formål	1	Purpose

1.1	På bestyrelsesmødet i Zealand Pharma A/S (“Selskabet”) den 5. maj 2015 blev der i overensstemmelse med vedtægternes punkt 8.1 og 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere (“Warrantindehaver”) (“Warrants”).	At the board meeting held in Zealand Pharma A/S (the “Company”) on 5 May 2015, the following new provisions were adopted in accordance with Articles 8.1 and 8.4 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the “Warrant Holder”) (“Warrants”).

	Bestyrelsen har besluttet at udstede op til 412.609 warrants i Selskabet til tegning af op til 412.609 aktier til kr. 1,00 (nominelt kr. 412.609) i henhold til vedtægternes punkt 8.1 og 8.4. 25.550 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. 7.500 warrants er udnyttet den 14. september 2018, 18.250 warrants er udnyttet den 5. april 2019, 45.539 warrants er udnyttet den 28. maj 2019, 89.315 warrants er udnyttet den 14. juni 2019, 16.500 warrants er udnyttet den 23. august 2019, 22.671 warrants er udnyttet den 13. september 2019, 69.925 warrants er udnyttet den 22. november 2019, 16.350 warrants er udnyttet den 13. december 2019, og 55.150 warrants er udnyttet den 20. marts 2020 og 5.859 warrants er udnyttet den 15. april 2020. Som følge af dels udnyttelse dels bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 40.000 warrants.	The Board of Directors has decided to issue up to 412,609 Warrants in the Company for the subscription of up to 412,609 shares of DKK 1.00 (nominally DKK 412,609) according to Articles 8.1 and 8.4 of the Articles of Association. 25,550 warrants issued under this program has lapsed per 13 December 2019. 7,500 warrants were exercised on 14 September 2018, 18,250 warrants were exercised on 5 April 2019, 45,539 warrants were exercised on 28 May 2019, 89,315 warrants were exercised on 14 June 2019, 16,500 warrants were exercised on 23 August 2019, 22,671 warrants were exercised on 13 September 2019, 69,925 warrants were exercised on 22 November 2019, 16,350 warrants are exercised on 13 December 2019, and 55,150 warrants were exercised on 20 March 2020 and 5,859 warrants were exercised on 15 April 2020. As a result of exercise/lapse of warrants, the number of warrants available for exercise has been reduced to 40,000 warrants.

1.2	Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftale (“Warrantaftale”).	The subscription of Warrants took place by electronically signing of warrant agreement (the “Warrant Agreement”)

1.3	Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bilag 8.1.A, som modificeret ved bilag 8.1.C:	The Warrants entitle the Warrant Holder to subscribe for shares on the terms and conditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply:

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2	Tildeling af Warrants	2	Grant of Warrants

2.1	Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i “Aktionærportalen” på Selskabets hjemmeside, som vil være tilgængelig den 5. maj 2015 (“Warrants”) i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter.	Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at “Aktionærportalen” at the website of the Company on 5 May 2015 (the “Warrants”) in accordance with the terms set forth in this Agreement and the Company’s Articles of Association.

2.2	Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.

2.3	Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs.	Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6.

2.4	I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company’s register of shareholders, a register of all issued Warrants shall be kept.

3	Almindelig udnyttelse af Warrants	3	Ordinary Exercise of the Warrants

3.1	Warrants kan udnyttes i perioden fra 5. maj 2018 til og med 5. maj 2020 (“Udnyttelsesperioden”) inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren.	The Warrants may be exercised in the period from 5 May 2018 until (and including) 5 May 2020 (“Exercise Period”) within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last dayof the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

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3.2	Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder).	Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company’s annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).

3.3	Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen.	The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time.

4	Ekstraordinær udnyttelse af Warrants	4	Extraordinary Exercise of the Warrants

4.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

5	Praktisk udnyttelse af Warrants	5	Practicalities in connection with Exercise of the Warrants

5.1	Se bilag 8.1.C (ingen ændringer).	See exhibit 8.1.C (no changes).

6	Tegningskurs for aktier ved udnyttelse af Warrants	6	Subscription Price for Shares in connection with the Exercise of Warrants

6.1	Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr.101,20 (“Tegningskursen”).	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 101.20 (the “Subscription Price”).

 5

6.2	Tegningskursen kan reguleres som anført i Aftalen.	The Subscription Price may be regulated as set out in the Agreement.

6.3	Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren.	Notwithstanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder.

6.4	Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen (“Kontantbeløbet”). Kontantbeløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants.	If the Company decides to buy back Warrants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the average market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the “Cash Amount”). The Cash Amount shall be paid after deduction of income tax (“A-tax”) and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered transferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants.

 6

6.5	Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen.	If the Company decides to buy back Warrants and make the settlement in cash instead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having received the exercise notice.

7	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company’s Capital Structure

7.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

8	Omsættelighed	8	Transferability

8.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

9	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	9	Conditions for New Shares issued following Exercise of the Warrants

9.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

10	Kapitalforhøjelse ved udnyttelse af Warrants	10	Capital Increase in connection with the Exercise of the Warrants

10.1	Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.	In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.

10.2	Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 412.609 (op til 412.609 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7.	The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 412,609 (up to 412,609 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 7.

 7

11	Omkostninger i forbindelse med udstedelse af aktier	11	Costs related to the Issue of Shares

11.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes)

12	Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere	12	Cease of Employment Status - Warrant Holders who are Employees

12.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

13	Insiderhandel	13	Insider Trading

13.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

14	Skattemæssige forhold	14	Tax Implications

14.1	Warrants skal være underlagt bestemmelserne i ligningslovens § 28.	Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act.

14.2	Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende.	All tax obligations and consequences to the Warrant Holder resulting from this Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company.

14.3	Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen.	The Warrant Holder is strongly encouraged to seek tax advice in connection with entering into this Agreement.

 8

15	Sprog	15	Language

15.1	Se bilag 8.1.A (ingen ændringer)	See exhibit 8.1.A (no changes).

 9

BILAG 8.4.B TIL VEDTÆGTER FOR	EXHIBIT 8.4.B TO THE ARTICLES OF ASSOCIATION FOR

ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

1	FORMÅL	3
1	PURPOSE	3
2	TILDELING AF WARRANTS	4
2	GRANT OF WARRANTS	4
3	ALMINDELIG UDNYTTELSE AF WARRANTS	4
3	ORDINARY EXERCISE OF THE WARRANTS	4
4	EKSTRAORDINÆR UDNYTTELSE AF WARRANTS	5
4	EXTRAORDINARY EXERCISE OF THE WARRANTS	5
5	PRAKTISK UDNYTTELSE AF WARRANTS	5
5	PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS	5
6	TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS	5
6	SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS	5
7	REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD	7
7	ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY’S CAPITAL STRUCTURE	7
8	OMSÆTTELIGHED	7
8	TRANSFERABILITY	7
9	VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS	7
9	CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS	7
10	KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS	7
10	CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS	7
11	OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER	8
11	COSTS RELATED TO THE ISSUE OF SHARES	8
12	OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE	8
12	CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES	8
13	INSIDERHANDEL	8
13	INSIDER TRADING	8
14	SKATTEMÆSSIGE FORHOLD	8
14	TAX IMPLICATIONS	8
15	SPROG	8
15	LANGUAGE	8

2

1	Formål	1	Purpose

1.1	På bestyrelsesmødet i Zealand Pharma A/S (“Selskabet”) den 5. april 2016 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere (“Warrantindehaver”) (“Warrants”).	At the board meeting held in Zealand Pharma A/S (the “Company”) on 5 April 2016, the following new provisions were adopted in accordance with Articles 8.4 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the “Warrant Holder”) (“Warrants”).

1.2	Bestyrelsen har besluttet at udstede op til 347.250 warrants i Selskabet til tegning af op til 347.250 aktier til kr. 1,00 (nominelt kr. 347.250) i henhold til vedtægternes punkt 8.4. 65.750 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. 1.500 warrants er udnyttet den 13. september 2019, 55.300 warrants er udnyttet den 22. november 2019, 14.625 warrants er udnyttet den 13. december 2019, og 4.325 warrants er udnyttet den 20. marts 2020, 6.250 warrants er udnyttet den 15. april 2020, 52.750 warrants er udnyttet den 26. maj 2020, og 27.000 warrants er udnyttet den 12. juni 2020. Som følge af dels udnyttelse, dels bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 119.750 warrants.	The Board of Directors has decided to issue up to 347,250 Warrants in the Company for the subscription of up to 347,250 shares of DKK 1.00 (nominally DKK 347,250) according to Articles 8.4 of the Articles of Association. 65,750 warrants issued under this program has lapsed per 13 December 2019. 1,500 warrants were exercised on 13 September 2019, 55,300 warrants were exercised on 22 November 2019, 14,625 warrants were exercised on 13 December 2019, and 4,325 warrants were exercised on 20 March 2020, 6,250 warrants were exercised on 15 April 2020, 52,750 warrants were exercised on 26 May 2020, and 27,000 warrants were exercised on 12 June 2020. As a result of exercise/lapse of warrants, the number of warrants available for exercise has been reduced to 119,750 warrants.

1.3	Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftale (“Warrantaftale”).	The subscription of Warrants took place by electronically signing of warrant agreement (the “Warrant Agreement”)

1.4	Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bilag 8.1.A, som modificeret ved bilag 8.1.C:	The Warrants entitle the Warrant Holder to subscribe for shares on the terms and conditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply:

3

2	Tildeling af Warrants	2	Grant of Warrants

2.1	Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i “Aktionærportalen” på Selskabets hjemmeside, som vil være tilgængelig den 5. april 2016 (“Warrants”) i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter.	Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at “Aktionærportalen” at the website of the Company on 5 April 2016 (the “Warrants”) in accordance with the terms set forth in this Agreement and the Company’s Articles of Association.

2.2	Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.

2.3	Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs.	Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6.

2.4	I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company’s register of shareholders, a register of all issued Warrants shall be kept.

3	Almindelig udnyttelse af Warrants	3	Ordinary Exercise of the Warrants

3.1	Warrants kan udnyttes i perioden fra 5. april 2019 til og med 5. april 2021 (“Udnyttelsesperioden”) inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren.	The Warrants may be exercised in the period from 5 April 2019 until (and including) 5 April 2021 (“Exercise Period”) within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

3.2	Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder).	Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company’s annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).

4

3.3	Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen.	The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time.

4	Ekstraordinær udnyttelse af Warrants	4	Extraordinary Exercise of the Warrants

4.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

5	Praktisk udnyttelse af Warrants	5	Practicalities in connection with Exercise of the Warrants

5.1	Se bilag 8.1.C (ingen ændringer).	See exhibit 8.1.C (no changes).

6	Tegningskurs for aktier ved udnyttelse af Warrants	6	Subscription Price for Shares in connection with the Exercise of Warrants

6.1	Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 142,45 (“Tegningskursen”).	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 142.45 (the “Subscription Price”).

6.2	Tegningskursen kan reguleres som anført i Aftalen.	The Subscription Price may be regulated as set out in the Agreement.

6.3	Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren.	Notwithstanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder.

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6.4	Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen (“Kontantbeløbet”). Kontantbeløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants.	If the Company decides to buy back Warrants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the average market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the “Cash Amount”). The Cash Amount shall be paid after deduction of income tax (“A-tax”) and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered transferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants.

6.5	Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette War rantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen.	If the Company decides to buy back Warrants and make the settlement in cash instead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having received the exercise notice.

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7	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company’s Capital Structure

7.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

8	Omsættelighed	8	Transferability

8.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

9	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	9	Conditions for New Shares issued following Exercise of the Warrants

9.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

10	Kapitalforhøjelse ved udnyttelse af Warrants	10	Capital Increase in connection with the Exercise of the Warrants

10.1	Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.	In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.

10.2	Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 347.250 (op til 347.250 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7.	The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 347,250 (up to 347,250 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 7.

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11	Omkostninger i forbindelse med udstedelse af aktier	11	Costs related to the Issue of Shares

11.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes)

12	Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere	12	Cease of Employment Status - Warrant Holders who are Employees

12.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

13	Insiderhandel	13	Insider Trading

13.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

14	Skattemæssige forhold	14	Tax Implications

14.1	Warrants skal være underlagt bestemmelserne i ligningslovens § 28.	Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act.

14.2	Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende.	All tax obligations and consequences to the Warrant Holder resulting from this Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company.

14.3	Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen.	The Warrant Holder is strongly encouraged to seek tax advice in connection with entering into this Agreement.

15	Sprog	15	Language

15.1	Se bilag 8.1.A (ingen ændringer)	See exhibit 8.1.A (no changes).

8

BILAG 8.4.E TIL VEDTÆGTER FOR	EXHIBIT 8.4.E TO THE ARTICLES OF ASSOCIATION FOR

ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

1	FORMÅL	3
1	PURPOSE	3
2	TILDELING AF WARRANTS	3
2	GRANT OF WARRANTS	3
3	ALMINDELIG UDNYTTELSE AF WARRANTS	4
3	ORDINARY EXERCISE OF THE WARRANTS	4
4	EKSTRAORDINÆR UDNYTTELSE AF WARRANTS	5
4	EXTRAORDINARY EXERCISE OF THE WARRANTS	5
5	PRAKTISK UDNYTTELSE AF WARRANTS	5
5	PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS	5
6	TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS	5
6	SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS	5
7	REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD	7
7	ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY’S CAPITAL STRUCTURE	7
8	OMSÆTTELIGHED	7
8	TRANSFERABILITY	7
9	VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS	7
9	CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS	7
10	KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS	7
10	CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS	7
11	OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER	8
11	COSTS RELATED TO THE ISSUE OF SHARES	8
12	OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE	8
12	CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES	8
13	INSIDERHANDEL	8
13	INSIDER TRADING	8
14	SKATTEMÆSSIGE FORHOLD	8
14	TAX IMPLICATIONS	8
15	SPROG	8
15	LANGUAGE	8

2

1	Formål	1	Purpose

1.1	På bestyrelsesmødet i Zealand Pharma A/S (“Selskabet”) den 6. april 2017 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere (“Warrantindehaver”) (“Warrants”).	At the board meeting held in Zealand Pharma A/S (the “Company”) on 6 April 2017, the following new provisions were adopted in accordance with Articles 8.4 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the “Warrant Holder”) (“Warrants”).

1.2	Bestyrelsen har besluttet at udstede op til 424.000 warrants i Selskabet til tegning af op til 424.000 aktier til kr. 1,00 (nominelt kr. 424.000) i henhold til vedtægternes punkt 8.4. 131.750 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. 17.263 warrants er udnyttet den 15. april 2020, 38.121 warrants er udnyttet den 26. maj 2020, og 14.495 warrants er udnyttet den 12. juni 2020. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 222.371 warrants.	The Board of Directors has decided to issue up to 424,000 Warrants in the Company for the subscription of up to 424,000 shares of DKK 1.00 (nominally DKK 424,000) according to Articles 8.4 of the Articles of Association. 131,750 warrants issued under this program has lapsed per 13 December 2019. 17,263 warrants were exercised on 15 April 2020, 38,121 warrants were exercised on 26 May 2020 and 14,495 warrants were exercised on 12 June 2020. As a result of lapse of warrants, the number of warrants available for exercise has been reduced to 222,371 warrants.

1.3	Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftale (“Warrantaftale”).	The subscription of Warrants took place by electronically signing of warrant agreement (the “Warrant Agreement”)

1.4	Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bilag 8.1.A, som modificeret ved bilag 8.1.C:	The Warrants entitle the Warrant Holder to subscribe for shares on the terms and conditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply:

2	Tildeling af Warrants	2	Grant of Warrants

2.1	Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i “Aktionærportalen” på Selskabets hjemmeside, som vil være tilgængelig den 6. april 2017 (“Warrants”) i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter.	Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at “Aktionærportalen” at the website of the Company on 6 April 2017 (the “Warrants”) in accordance with the terms set forth in this Agreement and the Company’s Articles of Association.

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2.2	Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.

2.3	Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs.	Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6.

2.4	I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company’s register of shareholders, a register of all issued Warrants shall be kept.

3	Almindelig udnyttelse af Warrants	3	Ordinary Exercise of the Warrants

3.1	Warrants kan udnyttes i perioden fra 6. april 2020 til og med 6. april 2022 (“Udnyttelsesperioden”) inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren.	The Warrants may be exercised in the period from 6 April 2020 until (and including) 6 April 2022 (“Exercise Period”) within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

3.2	Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder).	Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company’s annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).

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3.3	Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen.	The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time.

4	Ekstraordinær udnyttelse af Warrants	4	Extraordinary Exercise of the Warrants

4.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

5	Praktisk udnyttelse af Warrants	5	Practicalities in connection with Exercise of the Warrants

5.1	Se bilag 8.1.C (ingen ændringer).	See exhibit 8.1.C (no changes).

6	Tegningskurs for aktier ved udnyttelse af Warrants	6	Subscription Price for Shares in connection with the Exercise of Warrants

6.1	Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 135,30 (“Tegningskursen”).	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 135.30 (the “Subscription Price”).

6.2	Tegningskursen kan reguleres som anført i Aftalen.	The Subscription Price may be regulated as set out in the Agreement.

6.3	Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren.	Notwithstanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder.

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6.4	Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen (“Kontantbeløbet”). Kontantbeløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants.	If the Company decides to buy back Warrants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the average market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the “Cash Amount”). The Cash Amount shall be paid after deduction of income tax (“A-tax”) and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered transferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants.

6.5	Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen.	If the Company decides to buy back Warrants and make the settlement in cash instead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having received the exercise notice.

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7	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company’s Capital Structure

7.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

8	Omsættelighed	8	Transferability

8.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

9	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	9	Conditions for New Shares issued following Exercise of the Warrants

9.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

10	Kapitalforhøjelse ved udnyttelse af Warrants	10	Capital Increase in connection with the Exercise of the Warrants

10.1	Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.	In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.

10.2	Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 424.000 (op til 424.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7.	The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 424,000 (up to 424,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 7.

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11	Omkostninger i forbindelse med udstedelse af aktier	11	Costs related to the Issue of Shares

11.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes)

12	Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere	12	Cease of Employment Status - Warrant Holders who are Employees

12.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

13	Insiderhandel	13	Insider Trading

13.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

14	Skattemæssige forhold	14	Tax Implications

14.1	Warrants skal være underlagt bestemmelserne i ligningslovens § 7 P.	Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act.

14.2	Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende.	All tax obligations and consequences to the Warrant Holder resulting from this Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company.

14.3	Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen.	The Warrant Holder is strongly encouraged to seek tax advice in connection with entering into this Agreement.

15	Sprog	15	Language

15.1	Se bilag 8.1.A (ingen ændringer)	See exhibit 8.1.A (no changes).

8

BILAG 8.4.I TIL VEDTÆGTER FOR	EXHIBIT 8.4.I TO THE ARTICLES OF ASSOCIATION FOR

ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

1	FORMÅL	3
1	PURPOSE	3
2	TILDELING AF WARRANTS	3
2	GRANT OF WARRANTS	3
3	ALMINDELIG UDNYTTELSE AF WARRANTS	4
3	ORDINARY EXERCISE OF THE WARRANTS	4
4	EKSTRAORDINÆR UDNYTTELSE AF WARRANTS	5
4	EXTRAORDINARY EXERCISE OF THE WARRANTS	5
5	PRAKTISK UDNYTTELSE AF WARRANTS	5
5	PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS	5
6	TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS	5
6	SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS	5
7	REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD	7
7	ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY’S CAPITAL STRUCTURE	7
8	OMSÆTTELIGHED	7
8	TRANSFERABILITY	7
9	VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS	7
9	CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS	7
10	KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS	7
10	CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS	7
11	OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER	8
11	COSTS RELATED TO THE ISSUE OF SHARES	8
12	OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE	8
12	CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES	8
13	INSIDERHANDEL	8
13	INSIDER TRADING	8
14	SKATTEMÆSSIGE FORHOLD	8
14	TAX IMPLICATIONS	8
15	SPROG	8
15	LANGUAGE	8

2

1	Formål	1	Purpose

1.1	På bestyrelsesmødet i Zealand Pharma A/S (“Selskabet”) den 22. maj 2018 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere (“Warrantindehaver”) (“Warrants”).

At the board meeting held in Zealand Pharma A/S (the “Company”) on 22 May 2018, the following new provisions were adopted in accordance with Articles 8.4 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the “Warrant Holder”) (“Warrants”).

1.2	Bestyrelsen har besluttet at udstede op til 515.500 warrants i Selskabet til tegning af op til 515.500 aktier til kr. 1,00 (nominelt kr. 515.500) i henhold til vedtægternes punkt 8.4. 97.500 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 418.000 warrants.	The Board of Directors has decided to issue up to 515,500 Warrants in the Company for the subscription of up to 515,500 shares of DKK 1.00 (nominally DKK 515,500) according to Articles 8.4 of the Articles of Association. 97,500 warrants issued under this program has lapsed per 13 December 2019. As a result of lapse of warrants, the number of warrants available for exercise has been reduced to 418,000 warrants.

1.3	Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftale (“Warrantaftale”).	The subscription of Warrants took place by electronically signing of warrant agreement (the “Warrant Agreement”)

1.4	Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bilag 8.1.A, som modificeret ved bilag 8.1.C:	The Warrants entitle the Warrant Holder to subscribe for shares on the terms and conditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply:

2	Tildeling af Warrants	2	Grant of Warrants

2.1	Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i “Aktionærportalen” på Selskabets hjemmeside, som vil være tilgængelig den 22. maj 2018 (“Warrants”) i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter.	Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at “Aktionærportalen” at the website of the Company on 22 May 2018 (the “Warrants”) in accordance with the terms set forth in this Agreement and the Company’s Articles of Association.

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2.2	Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.

2.3	Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs.	Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6.

2.4	Iforbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company’s register of shareholders, a register of all issued Warrants shall be kept.

3	Almindelig udnyttelse af Warrants	3	Ordinary Exercise of the Warrants

3.1	Warrants kan udnyttes i perioden fra 22. maj 2021 til og med 22. maj 2023 (“Udnyttelsesperioden”) inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren.	The Warrants may be exercised in the period from 22 May 2021 until (and including) 22 May 2023 (“Exercise Period”) within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

3.2	Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder)	Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company’s annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).

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3.3	Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen.	The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time.

4	Ekstraordinær udnyttelse af Warrants	4	Extraordinary Exercise of the Warrants

4.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

5	Praktisk udnyttelse af Warrants	5	Practicalities in connection with Exercise of the Warrants

5.1	Se bilag 8.1.C (ingen ændringer).	See exhibit 8.1.C (no changes).

6	Tegningskurs for aktier ved udnyttelse af Warrants	6	Subscription Price for Shares in connection with the Exercise of Warrants

6.1	Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 100,80 (“Tegningskursen”).	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 100.80 (the “Subscription Price”).

6.2	Tegningskursen kan reguleres som anført i Aftalen.	The Subscription Price may be regulated as set out in the Agreement.

6.3	Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren	Notwithstanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder.

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6.4	Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen (“Kontantbeløbet”). Kontantbeløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants.	If the Company decides to buy back Warrants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the average market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the “Cash Amount”). The Cash Amount shall be paid after deduction of income tax (“A-tax”) and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered transferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants.

6.5	Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen.	If the Company decides to buy back Warrants and make the settlement in cash instead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having received the exercise notice.

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7	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company’s Capital Structure

7.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

8	Omsættelighed	8	Transferability

8.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

9	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	9	Conditions for New Shares issued following Exercise of the Warrants

9.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

10	Kapitalforhøjelse ved udnyttelse af Warrants	10	Capital Increase in connection with the Exercise of the Warrants

10.1	Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.	In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.

10.2	Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 515.500 (op til 515.500 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7.	The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 515,500 (up to 515,500 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 7.

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11	Omkostninger i forbindelse med udstedelse af aktier	11	Costs related to the Issue of Shares

11.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes)

12	Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere	12	Cease of Employment Status - Warrant Holders who are Employees

12.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

13	Insiderhandel	13	Insider Trading

13.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

14	Skattemæssige forhold	14	Tax Implications

14.1	Warrants skal være underlagt bestemmelserne i ligningslovens § 7 P.	Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act.

14.2	Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende.	All tax obligations and consequences to the Warrant Holder resulting from this Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company.

14.3	Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen.	The Warrant Holder is strongly encouraged to seek tax advice in connection with entering into this Agreement.

15	Sprog	15	Language

15.1	Se bilag 8.1.A (ingen ændringer)	See exhibit 8.1.A (no changes).

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BILAG 8.4.K TIL VEDTÆGTER FOR	EXHIBIT 8.4.K TO THE ARTICLES OF ASSOCIATION FOR

ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

1	FORMÅL	3
1	PURPOSE	3
2	TILDELING AF WARRANTS	3
2	GRANT OF WARRANTS	3
3	ALMINDELIG UDNYTTELSE AF WARRANTS	4
3	ORDINARY EXERCISE OF THE WARRANTS	4
4	EKSTRAORDINÆR UDNYTTELSE AF WARRANTS	5
4	EXTRAORDINARY EXERCISE OF THE WARRANTS	5
5	PRAKTISK UDNYTTELSE AF WARRANTS	5
5	PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS	5
6	TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS	5
6	SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS	5
7	REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD	7
7	ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY’S CAPITAL STRUCTURE	7
8	OMSÆTTELIGHED	7
8	TRANSFERABILITY	7
9	VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS	7
9	CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS	7
10	KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS	7
10	CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS	7
11	OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER	7
11	COSTS RELATED TO THE ISSUE OF SHARES	7
12	OPHØR AF ANSÆTTELSESFORHOLDET	8
12	CEASE OF EMPLOYMENT STATUS	8
13	INSIDERHANDEL	9
13	INSIDER TRADING	9
14	SKATTEMÆSSIGE FORHOLD	9
14	TAX IMPLICATIONS	9
15	SPROG	9
15	LANGUAGE	9

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1	Formål	1	Purpose

1.1	På bestyrelsesmødet i Zealand Pharma A/S (“Selskabet”) den 15. oktober 2018 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere (“Warrantindehaver”) (“Warrants”).	At the board meeting held in Zealand Pharma A/S (the “Company”) on 15 October 2018, the following new provisions were adopted in accordance with Article 8.4 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the “Warrant Holder”) (“Warrants”).

1.2	Bestyrelsen har besluttet at udstede op til 40.000 warrants i Selskabet til tegning af op til 40.000 aktier til kr. 1,00 (nominelt kr. 40.000) i henhold til vedtægternes punkt 8.4.	The Board of Directors has decided to issue up to 40,000 Warrants in the Company for the subscription of up to 40,000 shares of DKK 1.00 (nominally DKK 40,000) according to Article 8.4 of the Articles of Association.

1.3	Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftale (“Warrantaftale”).	The subscription of Warrants took place by electronically signing of warrant agreement (the “Warrant Agreement”)

1.4	Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bilag 8.1.A som modificeret ved bilag 8.1.C:	The Warrants entitle the Warrant Holder to subscribe for shares on the terms and conditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply:

2	Tildeling af Warrants	2	Grant of Warrants

2.1	Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i “Aktionærportalen” på Selskabets hjemmeside, som vil være tilgængelig den 15. oktober 2018 (“Warrants”) i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter.	Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at “Aktionærportalen” at the website of the Company on 15 October 2018 (the “Warrants”) in accordance with the terms set forth in this Agreement and the Company’s Articles of Association.

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2.2	Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.

2.3	Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs.	Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6.

2.4	I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company’s register of shareholders, a register of all issued Warrants shall be kept.

3	Almindelig udnyttelse af Warrants	3	Ordinary Exercise of the Warrants

3.1	Warrants kan udnyttes i perioden fra 15. oktober 2021 til og med 15. oktober 2023 (“Udnyttelsesperioden”) inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren.	The Warrants may be exercised in the period from 15 October 2021 until (and including) 15 October 2023 (“Exercise Period”) within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

3.2	Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder).	Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company’s annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).

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3.3	Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen.	The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time.

4	Ekstraordinær udnyttelse af Warrants	4	Extraordinary Exercise of the Warrants

4.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

5	Praktisk udnyttelse af Warrants	5	Practicalities in connection with Exercise of the Warrants

5.1	Se bilag 8.1.C (ingen ændringer).	See exhibit 8.1.C (no changes).

6	Tegningskurs for aktier ved udnyttelse af Warrants	6	Subscription Price for Shares in connection with the Exercise of Warrants

6.1	Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 90,00 (“Tegningskursen”).	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 90.00 (the “Subscription Price”).

6.2	Tegningskursen kan reguleres som anført i Aftalen.	The Subscription Price may be regulated as set out in the Agreement.

6.3	Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren.	Notwithstanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder

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6.4	Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen (“Kontantbeløbet”). Kontantbeløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants.	If the Company decides to buy back Warrants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the average market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the “Cash Amount”). The Cash Amount shall be paid after deduction of income tax (“A-tax”) and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered transferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants.

6.5	Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen.	If the Company decides to buy back Warrants and make the settlement in cash instead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having received the exercise notice.

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7	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company’s Capital Structure

7.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

8	Omsættelighed	8	Transferability

8.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

9	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	9	Conditions for New Shares issued following Exercise of the Warrants

9.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

10	Kapitalforhøjelse ved udnyttelse af Warrants	10	Capital Increase in connection with the Exercise of the Warrants

10.1	Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.	In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.

10.2	Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 40.000 (op til 40.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7.	The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 40,000 (up to 40,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 7.

11	Omkostninger i forbindelse med udstedelse af aktier	11	Costs related to the Issue of Shares

11.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes)

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12	Ophør af ansættelsesforholdet	12	Cease of Employment Status

12.1	Hvis Warrantindehaveren opsiger ansættelsesforholdet, der er indgået med Selskabet, hvis ansættelseskontrakten opsiges af Selskabet begrundet i Warrantindehaverens grove misligholdelse af ansættelsesforholdet, eller hvis Warrantindehaveren har givet anledning til at blive lovligt bortvist, bortfalder samtlige uudnyttede Warrants - uanset om de kan udnyttes eller ej (er “modnede”) - straks og uden kompensation.	If the Warrant Holder terminates the employment with the Employer, if the employment is terminated by the Employer due to the Warrant Holder’s material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all un-exercised warrants - whether the Warrants have become exercisable or not (“vested”) - will lapse immediately without any compensation being payable.

12.2	Hvis Selskabet opsiger ansættelsesforholdet, og opsigelsen ikke skyldes Warrantindehaverens grove misligholdelse af ansættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller Warrantindehaverens død, kan Warrants, som er modnede (se punkt 12.3) på tidspunktet for udløbet af opsigelsesperioden, udnyttes senest inden for det førstkommende ordinære udnyttelsesvindue efter udløbet af opsigelsesperioden. Warrants, der ikke udnyttes som beskrevet i dette punkt 12.2, bortfalder uden kompensation. Det præciseres, at Warrants, som ikke er modnede ved opsigelsesperiodens udløb, bortfalder uden kompensation til Warrantindehaveren.	If the Employer terminates the employment and this is not due to the Warrant Holder’s material breach of the employment relationship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 12.3) on the date of termination of notice being served may be exercised at the latest in the first ordinary exercise window following the date of the termination notice being served. Warrants not exercised as set out in this Clause 12.2 will lapse without any compensation being payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder.

12.3	Warrants shall vest monthly starting on 15 October 2018 and ending on 15 October 2021.	Warrants shall vest monthly starting on 15 October 2018 and ending on 15 October 2021.

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12.4	Hvis Warrantindehaveren opsiger ansættelsesforholdet, og opsigelsen skyldes grov misligholdelse fra Selskabets side, er Warrantindehaveren berettiget til at udnytte Warrrants i henhold til betingelserne i Aftalen, som om Warrantindehaveren stadig var ansat i Selskabet.	If the Warrant Holder terminates the employment and the termination is due to the material breach by the Employer, the Warrant Holder is entitled to exercise Warrants in accordance with the terms set out in this Agreement as if the Warrant Holder was still employed with the Company.

13	Insiderhandel	13	Insider Trading

13.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

14	Skattemæssige forhold	14	Tax Implications

14.1	Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende.	All tax obligations and consequences to the Warrant Holder resulting from this Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company.

14.2	Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen.	The Warrant Holder is strongly encouraged to seek tax advice in connection with entering into this Agreement.

15	Sprog	15	Language

15.1	Se bilag 8.1.A (ingen ændringer)	See exhibit 8.1.A (no changes).

9

BILAG 8.4.L TIL VEDTÆGTER FOR	EXHIBIT 8.4.L TO THE ARTICLES OF ASSOCIATION FOR

ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

1	FORMÅL	3
1	PURPOSE	3
2	TILDELING AF WARRANTS	3
2	GRANT OF WARRANTS	3
3	ALMINDELIG UDNYTTELSE AF WARRANTS	4
3	ORDINARY EXERCISE OF THE WARRANTS	4
4	EKSTRAORDINÆR UDNYTTELSE AF WARRANTS	5
4	EXTRAORDINARY EXERCISE OF THE WARRANTS	5
5	PRAKTISK UDNYTTELSE AF WARRANTS	5
5	PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS	5
6	TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS	5
6	SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS	5
7	REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD	7
7	ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY’S CAPITAL STRUCTURE	7
8	OMSÆTTELIGHED	7
8	TRANSFERABILITY	7
9	VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS	7
9	CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS	7
10	KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS	7
10	CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS	7
11	OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER	7
11	COSTS RELATED TO THE ISSUE OF SHARES	7
12	OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE	8
12	CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES	8
13	INSIDERHANDEL	8
13	INSIDER TRADING	8
14	SKATTEMÆSSIGE FORHOLD	8
14	TAX IMPLICATIONS	8
15	SPROG	8
15	LANGUAGE	8

2

1	Formål	1	Purpose

1.1	På bestyrelsesmødet i Zealand Pharma A/S (“Selskabet”) den 10. april 2019 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere (“Warrantindehaver”) (“Warrants”).	At the board meeting held in Zealand Pharma A/S (the “Company”) on 10 April 2019, the following new provisions were adopted in accordance with Articles 8.4 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the “Warrant Holder”) (“Warrants”).

1.2	Bestyrelsen har besluttet at udstede op til 397.750 warrants i Selskabet til tegning af op til 397.750 aktier til kr. 1,00 (nominelt kr. 397.750) i henhold til vedtægternes punkt 8.4. 17.500 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 380.250 warrants.	The Board of Directors has decided to issue up to 397,750 Warrants in the Company for the subscription of up to 397,750 shares of DKK 1.00 (nominally DKK 397,750) according to Articles 8.4 of the Articles of Association. . 17,500 warrants issued under this program has lapsed per 13 December 2019. As a result of lapse of warrants, the number of warrants available for exercise has been reduced to 380,250 warrants.

1.3	Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftale (“Warrantaftale”).	The subscription of Warrants took place by electronically signing of warrant agreement (the “Warrant Agreement”)

1.4	Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bilag 8.1.A, som modificeret ved bilag 8.1.C:	The Warrants entitle the Warrant Holder to subscribe for shares on the terms and conditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply:

2	Tildeling af Warrants	2	Grant of Warrants

2.1	Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i “Aktionærportalen” på Selskabets hjemmeside, som vil være tilgængelig den 10. april 2019 (“Warrants”) i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter.	Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to th e Warrant Holder made available at “Aktionærportalen” at the website of the Company on 10 April 2019 (the “Warrants”) in accordance with the terms set forth in this Agreement and the Company’s Articles of Association.

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2.2	Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.

2.3	Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs.	Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6.

2.4	I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company’s register of shareholders, a register of all issued Warrants shall be kept.

3	Almindelig udnyttelse af Warrants	3	Ordinary Exercise of the Warrants

3.1	Warrants kan udnyttes i perioden fra 10. april 2022 til og med 10. april 2024 (“Udnyttelsesperioden”) inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren.	The Warrants may be exercised in the period from 10 April 2022 until (and including) 10 April 2024 (“Exercise Period”) within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

3.2	Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder).	Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company’s annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).

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3.3	Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen.	The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time.

4	Ekstraordinær udnyttelse af Warrants	4	Extraordinary Exercise of the Warrants

4.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

5	Praktisk udnyttelse af Warrants	5	Practicalities in connection with Exercise of the Warrants

5.1	Se bilag 8.1.C (ingen ændringer).	See exhibit 8.1.C (no changes).

6	Tegningskurs for aktier ved udnyttelse af Warrants	6	Subscription Price for Shares in connection with the Exercise of Warrants

6.1	Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 127,00 (“Tegningskursen”).	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 127.00 (the “Subscription Price”).

6.2	Tegningskursen kan reguleres som anført i Aftalen.	The Subscription Price may be regulated as set out in the Agreement.

6.3	Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I såfald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren.	Notwithstanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder

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6.4	Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen (“Kontantbeløbet”). Kontantbeløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants.	If the Company decides to buy back Warrants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the average market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the “Cash Amount”4). The Cash Amount shall be paid after deduction of income tax (“A-tax”) and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered transferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants.

6.5	Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen.	If the Company decides to buy back Warrants and make the settlement in cash instead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having received the exercise notice.

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7	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company’s Capital Structure

7.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

8	Omsættelighed	8	Transferability

8.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

9	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	9	Conditions for New Shares issued following Exercise of the Warrants

9.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

10	Kapitalforhøjelse ved udnyttelse af Warrants	10	Capital Increase in connection with the Exercise of the Warrants

10.1	Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.	In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.

10.2	Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 397.750 (op til 397.750 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7.	The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 397,750 (up to 397,750 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 7.

11	Omkostninger i forbindelse med udstedelse af aktier	11	Costs related to the Issue of Shares

11.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes)

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12	Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere	12	Cease of Employment Status - Warrant Holders who are Employees

12.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

13	Insiderhandel	13	Insider Trading

13.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

14	Skattemæssige forhold	14	Tax Implications

14.1	Warrants skal være underlagt bestemmelserne i ligningslovens § 7 P.	Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act.

14.2	Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende.	All tax obligations and consequences to the Warrant Holder resulting from this Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company.

14.3	Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen.	The Warrant Holder is strongly encouraged to seek tax advice in connection with entering into this Agreement.

15	Sprog	15	Language

15.1	Se bilag 8.1.A (ingen ændringer)	See exhibit 8.1.A (no changes).

8

BILAG 8.4.M TIL VEDTÆGTER FOR	EXHIBIT 8.4.M TO THE ARTICLES OF ASSOCIATION FOR

ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

1	FORMÅL	3
1	PURPOSE	3
2	TILDELING AF WARRANTS	3
2	GRANT OF WARRANTS	3
3	ALMINDELIG UDNYTTELSE AF WARRANTS	4
3	ORDINARY EXERCISE OF THE WARRANTS	4
4	EKSTRAORDINÆR UDNYTTELSE AF WARRANTS	5
4	EXTRAORDINARY EXERCISE OF THE WARRANTS	5
5	PRAKTISK UDNYTTELSE AF WARRANTS	5
5	PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS	5
6	TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS	5
6	SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS	5
7	REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD	7
7	ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY’S CAPITAL STRUCTURE	7
8	OMSÆTTELIGHED	7
8	TRANSFERABILITY	7
9	VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS	7
9	CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS	7
10	KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS	7
10	CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS	7
11	OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER	7
11	COSTS RELATED TO THE ISSUE OF SHARES	7
12	OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE	8
12	CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES	8
13	INSIDERHANDEL	9
13	INSIDER TRADING	9
14	SKATTEMÆSSIGE FORHOLD	9
14	TAX IMPLICATIONS	9
15	SPROG	10
15	LANGUAGE	10

2

1	Formål	1	Purpose

1.1	På bestyrelsesmødet i Zealand Pharma A/S (“Selskabet”) den 13. juni 2019 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere (“Warrantindehaver”) (“Warrants”).	At the board meeting held in Zealand Pharma A/S (the “Company”) on 13 June 2019, the following new provisions were adopted in accordance with Articles 8.4 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the “Warrant Holder”) (“Warrants”).

1.2	Bestyrelsen har besluttet at udstede op til 168.388 warrants i Selskabet til tegning af op til 168.388 aktier til kr. 1,00 (nominelt kr. 168.388) i henhold til vedtægternes punkt 8.4. 26.716 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 141.672 warrants.	The Board of Directors has decided to issue up to 168,388 Warrants in the Company for the subscription of up to 168,388 shares of DKK 1.00 (nominally DKK 168,388) according to Articles 8.4 of the Articles of Association. 26,716 warrants issued under this program has lapsed per 13 December 2019. As a result of lapse of warrants, the number of warrants available for exercise has been reduced to 141,672 warrants.

1.3	Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår.	The Warrants entitle the Warrant Holder to subscribe for shares on the terms and conditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company.

2	Tildeling af Warrants	2	Grant of Warrants

2.1	Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i “Aktionærportalen” på Selskabets hjemmeside, som vil være tilgængelig den 13. juni 2019 (“Warrants”) i overensstemmelse med vilkårene i den/de warrantaftale(r), hvor tegning af Warrants i henhold til dette bilag har fundet sted (“Warrantaftalen”) og Selskabets vedtægter.	Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at “Aktionærportalen” at the website of the Company on 13 June 2019 (the “Warrants”) in accordance with the terms set forth in the warrant agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the “Warrant Agreement”) and the Company’s Articles of Association.

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2.2	Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.

2.3	Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs.	Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6.

2.4	I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company’s register of shareholders, a register of all issued Warrants shall be kept.

3	Almindelig udnyttelse af Warrants	3	Ordinary Exercise of the Warrants

3.1	Warrants kan udnyttes i perioden fra 13. juni 2022 til og med 13. juni 2024 (“Udnyttelsesperioden”) inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren.	The Warrants may be exercised in the period from 13 June 2022 until (and including) 13 June 2024 (“Exercise Period”) within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

3.2	Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelsesvindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder).	Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company’s annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).

3.3	Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte	The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25

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	mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Warrantaftalen.	per cent of the total number of Warrants granted in accordance with the Warrant Agreement at a time.

4	Ekstraordinær udnyttelse af Warrants	4	Extraordinary Exercise of the Warrants

4.1	Se bilag 8.1.A, som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44-47 i kapitalmarkedsloven	See exhibit 8.1.A, which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trading Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act.

5	Praktisk udnyttelse af Warrants	5	Practicalities in connection with Exercise of the Warrants

5.1	Se bilag 8.1.C (ingen ændringer).	See exhibit 8.1.C (no changes).

6	Tegningskurs for aktier ved udnyttelse af Warrants	6	Subscription Price for Shares in connection with the Exercise of Warrants

6.1	Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 138,60 (“Tegningskursen”).	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 138.60 (the “Subscription Price”).

6.2	Tegningskursen kan reguleres som anført i Warrantaftalen.	The Subscription Price may be regulated as set out in the Warrant Agreement.

6.3	Uanset bestemmelserne i Warrantaftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant	Notwithstanding anything set out in the Warrant Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to

5

	afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren.	make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder.

6.4	Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen (“Kontantbeløbet”). Kontantbeløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants.	If the Company decides to buy back Warrants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the average market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the “Cash Amount”). The Cash Amount shall be paid after deduction of income tax (“A-tax”) and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered transferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants.

6.5	Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen.	If the Company decides to buy back Warrants and make the settlement in cash instead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having received the exercise notice.

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7	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company’s Capital Structure

7.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

8	Omsættelighed	8	Transferability

8.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

9	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	9	Conditions for New Shares issued following Exercise of the Warrants

9.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

10	Kapitalforhøjelse ved udnyttelse af Warrants	10	Capital Increase in connection with the Exercise of the Warrants

10.1	Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.	In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.

10.2	Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 168.388 (op til 168.388 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7.	The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 168,388 (up to 168,388 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 7.

11	Omkostninger i forbindelse med udstedelse af aktier	11	Costs related to the Issue of Shares

11.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes)

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12	Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere	12	Cessation of Employment Status - Warrant Holders who are Employees

13.1	Hvis Warrantindehaveren opsiger sit ansættelsesforhold ved Selskabet eller hvis ansættelsesforholdet ophæves af Selskabet som følge af Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller hvis Warrantindehaveren bortvises af lovlig grund bortfalder alle uudnyttede warrants - uanset om Warrants er vestede eller ej - med øjeblikkelig virkning og uden kompensation.

If the Warrant Holder terminates the employment with the Company or if the employment is terminated by the Company due to the Warrant Holder’s material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all unexercised warrants - whether the Warrants vested or not - will lapse immediately without any compensation being payable.

13.2	Hvis Selskabet ophæver ansættelsesforholdet og dette ikke skyldes Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller hvis Warrantindehaveren dør, kan Warrants der er vestede (se punkt 13.4) på datoen for levering af meddelelse om ophævelse udnyttes senest i det ordinære udnyttelsesvindue der falder senest 6 måneder efter datoen for Selskabets levering af meddelelse om ophævelse eller på datoen for Warrantindehaverens død. Warrants der ikke udnyttes som angivet i dette punkt 13.2 vil bortfalde uden betaling af kompensation. Det præciseres, at Warrants som ikke er vestede på tidspunktet for levering af meddelelse om ophævelse, skal bortfalde uden kompensation til Warrantindehaveren.	If the Company terminates the employment and this is not due to the Warrant Holder’s material breach of the employment relationship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 13.4) on the date of termination of notice being served may be exercised at the latest in the ordinary exercise window falling no later than 6 months after the date of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exercised as set out in this Clause 13.2 will lapse without any compensation being payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder.

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13.3	Hvis Warrantindehaveren opsiger ansættelsesforholdet, og opsigelsen skyldes Selskabets væsentlige misligholdelse, er Warrantindehaveren berettiget til at udnyttede Warrants i overensstemmelse med vilkårene i dette bilag, som om Warrantindehaveren stadig var ansat i Selskabet.	If the Warrant Holder terminates the employment and the termination is due to the material breach by the Company, the Warrant Holder is entitled to exercise Warrants in accordance with the terms set out in these Articles of Association as if the Warrant Holder was still employed with the Company.

13.4	Warrants vester den 13. juni 2022.	Warrants shall vest on 13 June 2022.

13	Insiderhandel	13	Insider Trading

13.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

14	Skattemæssige forhold	14	Tax Implications

14.1	Warrants skal være underlagt bestemmelserne i ligningslovens § 7 P.	Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act.

14.2	Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende.	All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company.

14.3	Parterne er enige om, at værdien af hver enkelt warrant er kr. 45,04, og at den samlede værdi af tildelte warrants er kr. 7.584.195,52 multipliceret med det samlede antal af udstedte warrants.	The Parties agree that the value of each Warrant is DKK 45.04 and that the total value of the Warrants granted, is the value of each Warrant DKK 7,584,195.52 multiplied with the total number of Warrants granted.

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14.4	Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen.	The Warrant Holder is strongly encouraged to seek tax advice in connection with entering into the Warrant Agreement.

15	Sprog	15	Language

15.1	Se bilag 8.1.A (ingen ændringer)	See exhibit 8.1.A (no changes).

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BILAG 8.4.N TIL VEDTÆGTER FOR	EXHIBIT 8.4.N TO THE ARTICLES OF ASSOCIATION FOR

ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

1	FORMÅL	3
1	PURPOSE	3
2	TILDELING AF WARRANTS	3
2	GRANT OF WARRANTS	3
3	ALMINDELIG UDNYTTELSE AF WARRANTS	4
3	ORDINARY EXERCISE OF THE WARRANTS	4
4	EKSTRAORDINÆR UDNYTTELSE AF WARRANTS	5
4	EXTRAORDINARY EXERCISE OF THE WARRANTS	5
5	PRAKTISK UDNYTTELSE AF WARRANTS	5
5	PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS	5
6	TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS	5
6	SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS	5
7	REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD	6
7	ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY’S CAPITAL STRUCTURE	6
8	OMSÆTTELIGHED	6
8	TRANSFERABILITY	6
9	VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS	6
9	CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS	6
10	KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS	6
10	CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS	6
11	OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER	8
11	COSTS RELATED TO THE ISSUE OF SHARES	8
12	OPHØR AF ANSÆTTELSESFORHOLDET	8
12	CEASE OF EMPLOYMENT STATUS	8
13	INSIDERHANDEL	9
13	INSIDER TRADING	9
14	SKATTEMÆSSIGE FORHOLD	9
14	TAX IMPLICATIONS	9
15	SPROG	10
15	LANGUAGE	10

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1	Formål	1	Purpose

1.1	På bestyrelsesmødet i Zealand Pharma A/S (“Selskabet”) den 13. juni 2019 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere (“Warrantindehaver”) (“Warrants”).	At the board meeting held in Zealand Pharma A/S (the “Company”) on 13 June 2019, the following new provisions were adopted in accordance with Article 8.4 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the “Warrant Holder”) (“Warrants”).

1.2	Bestyrelsen har besluttet at udstede op til 25.976 warrants i Selskabet til tegning af op til 25.976 aktier til kr. 1,00 (nominelt kr. 25.976) i henhold til vedtægternes punkt 8.4.	The Board of Directors has decided to issue up to 25,976 Warrants in the Company for the subscription of up to 25,976 shares of DKK 1.00 (nominally DKK 25,976) according to Article 8.4 of the Articles of Association.

1.3	Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår.	The Warrants entitle the Warrant Holder to subscribe for shares on the terms and conditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company.

2	Tildeling af Warrants	2	Grant of Warrants

2.1	Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i “Aktionærportalen” på Selskabets hjemmeside, som vil være tilgængelig den 13. juni 2019 (“Warrants”) i overensstemmelse med vilkårene i den/dewarrantaftale(r), hvor tegning af Warrants i henhold til dette bilag har fundet sted (“Warrantaftalen”) og Selskabets vedtægter.	Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at “Aktionærportalen” at the website of the Company on 13 June 2019 (the “Warrants”) in accordance with the terms set forth in the warrant agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the “Warrant Agreement”) and the Company’s Articles of Association.

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2.2	Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.

2.3	Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs.	Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6.

2.4	I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company’s register of shareholders, a register of all issued Warrants shall be kept.

2.5	Warrants vester årligt med 1/3 den 13. juni 2020, 1/3 den 13. juni 2021 og 1/3 den 13. juni 2022. Datoen på hvilken Warrants er refereret til som “Vesting Dato”.	Warrants shall vest annually with 1/3 on 13 June 2020, 1/3 on 13 June 2021 and 1/3 on 13 June 2022. The date on which Warrants vest is referred to as the “Vesting Date”.

3	Almindelig udnyttelse af Warrants	3	Ordinary Exercise of the Warrants

3.1	Vestede Warrants(se punkt 2.5) kan udnyttes i perioden fra den respektive Vesting Dato og indtil (og med) den 13. juni 2024 (“Udnyttelsesperioden”) inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren.

Vested Warrants (see Clause 2.5) may be exercised in the period from the respective Vesting Date and until (and including) 13 June 2024 (“Exercise Period”) within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

3.2	Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder).

Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company’s annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).

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3.3	Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Warrantaftalen.	The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with the Warrant Agreement at a time.

4	Ekstraordinær udnyttelse af Warrants	4	Extraordinary Exercise of the Warrants

4.1	Se bilag 8.1.A, som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44-47 i kapitalmarkedsloven	See exhibit 8.1.A, which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trading Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act.

5	Praktisk udnyttelse af Warrants	5	Practicalities in connection with Exercise of the Warrants

5.1	Se bilag 8.1.C (ingen ændringer).	See exhibit 8.1.C (no changes).

6	Tegningskurs for aktier ved udnyttelse af Warrants	6	Subscription Price for Shares in connection with the Exercise of Warrants

6.1	Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 138,60 (“Tegningskursen”).	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 138.60 (the “Subscription Price”).

6.2	Tegningskursen kan reguleres som anført i Warrantaftalen.	The Subscription Price may be regulated as set out in the Warrant Agreement.

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6.3	Uanset bestemmelserne i Warrantaftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren.	Notwithstanding anything set out in the Warrant Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder

6.4	Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen (“Kontantbeløbet”). Kontantbeløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants.	If the Company decides to buy back Warrants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the average market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the “Cash Amount”). The Cash Amount shall be paid after deduction of income tax (“A-tax”) and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered transferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants.

6.5	Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen.	If the Company decides to buy back Warrants and make the settlement in cash instead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having received the exercise notice.

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7	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company’s Capital Structure

7.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

8	Omsættelighed	8	Transferability

8.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

9	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	9	Conditions for New Shares issued following Exercise of the Warrants

9.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

10	Kapitalforhøjelse ved udnyttelse af Warrants	10	Capital Increase in connection with the Exercise of the Warrants

10.1	Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.	In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.

10.2	Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 25.976 (op til 25.976 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7.	The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 25,976 (up to 25,976 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 7.

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11	Omkostninger i forbindelse med udstedelse af aktier	11	Costs related to the Issue of Shares

11.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes)

12	Ophør af ansættelsesforholdet	12	Cessation of Employment Status

12.1	Hvis Warrantindehaveren opsiger ansættelsesforholdet, der er indgået med Selskabet, hvis ansættelseskontrakten opsiges af Selskabet begrundet i Warrantindehaverens grove misligholdelse af ansættelsesforholdet, eller hvis Warrantindehaveren har givet anledning til at blive lovligt bortvist, bortfalder samtlige uudnyttede Warrants - uanset om de kan udnyttes eller ej (er “vestede”) - straks og uden kompensation.	If the Warrant Holder terminates the employment with the Employer, if the employment is terminated by the Employer due to the Warrant Holder’s material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all un-exercised warrants - whether the Warrants have become exercisable or not (“vested”) - will lapse immediately without any compensation being payable.

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12.2	Hvis Selskabet opsiger ansættelsesforholdet, og opsigelsen ikke skyldes Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller Warrantindehaverens død, kan Warrants, som er vestede (se punkt 2.5) på tidspunktet for levering af meddelelse om ophævelse, udnyttes senest inden for det førstkommende ordinære udnyttelsesvindue som falder senest 6 måneder efter Selskabets levering af meddelelse om ophævelse eller på den dato, hvor Warrantindehaveren dør. Warrants, der ikke udnyttet som beskrevet i dette punkt 12.2, bortfalder uden kompensation. Det præciseres, at Warrants, som ikke er vestede ved opsigelsesperiodens udløb, bortfalder uden kompensation til Warrantindehaveren.	If the Employer terminates the employment and this is not due to the Warrant Holder’s material breach of the employment relationship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 2.5) on the date of termination of notice being served may be exercised at the latest in the ordinary exercise window falling no later than 6 months after the date of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exercised as set out in this Clause 12.2 will lapse without any compensation being payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder.

12.3	Hvis Warrantindehaveren opsiger ansættelsesforholdet, og opsigelsen skyldes grov misligholdelse fra Selskabets side, er Warrantindehaveren berettiget til at udnytte Warrants i henhold til betingelserne i Warrantaftalen, som om Warrantindehaveren stadig var ansat i Selskabet.	If the Warrant Holder terminates the employment and the termination is due to the material breach by the Employer, the Warrant Holder is entitled to exercise Warrants in accordance with the terms set out in the Warrant Agreement as if the Warrant Holder was still employed with the Company.

13	Insiderhandel	13	Insider Trading

13.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

14	Skattemæssige forhold	14	Tax Implications

14.1	Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende.	All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company.

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14.2	Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen.	The Warrant Holder is strongly encouraged to seek tax advice in connection with entering into the Warrant Agreement.

15	Sprog	15	Language

15.1	Se bilag 8.1.A (ingen ændringer)	See exhibit 8.1.A (no changes).

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BILAG 8.4.O TIL VEDTÆGTER FOR	EXHIBIT 8.4.O TO THE ARTICLES OF ASSOCIATION FOR

ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

1	FORMÅL	3
1	PURPOSE	3
2	TILDELING AF WARRANTS	3
2	GRANT OF WARRANTS	3
3	ALMINDELIG UDNYTTELSE AF WARRANTS	4
3	ORDINARY EXERCISE OF THE WARRANTS	4
4	EKSTRAORDINÆR UDNYTTELSE AF WARRANTS	5
4	EXTRAORDINARY EXERCISE OF THE WARRANTS	5
5	PRAKTISK UDNYTTELSE AF WARRANTS	5
5	PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS	5
6	TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS	5
6	SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS	5
7	REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD	6
7	ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY’S CAPITAL STRUCTURE	6
8	OMSÆTTELIGHED	6
8	TRANSFERABILITY	6
9	VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS	6
9	CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS	6
10	KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS	6
10	CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS	6
11	OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER	8
11	COSTS RELATED TO THE ISSUE OF SHARES	8
12	OPHØR AF ANSÆTTELSESFORHOLDET	8
12	CEASE OF EMPLOYMENT STATUS	8
13	INSIDERHANDEL	9
13	INSIDER TRADING	9
14	SKATTEMÆSSIGE FORHOLD	9
14	TAX IMPLICATIONS	9
15	SPROG	10
15	LANGUAGE	10

2

1	Formål	1	Purpose

8.10

På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 5. december 2019 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants").

At the board meeting held in Zealand Pharma A/S (the "Company") on 5 December 2019, the following new provisions were adopted in accordance with Article 8.4 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the "Warrant Holder") ("Warrants").

1.2	Bestyrelsen har besluttet at udstede op til 48.915 warrants i Selskabet til tegning af op til 48.915 aktier til kr. 1,00 (nominelt kr. 48.915) i henhold til vedtægternes punkt 8.4.	The Board of Directors has decided to issue up to 48,915 Warrants in the Company for the subscription of up to 48,915 shares of DKK 1.00 (nominally DKK 48,915) according to Article 8.4 of the Articles of Association.

1.3	Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår.	The Warrants entitle the Warrant Holder to subscribe for shares on the terms and conditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company.

2	Tildeling af Warrants	2	Grant of Warrants

2.1	Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i “Aktionærportalen” på Selskabets hjemmeside, som vil være tilgængelig den 5. december 2019 (“Warrants”) i overensstemmelse med vilkårene i den/de warrantaftale(r), hvor tegning af Warrants i henhold til dette bilag har fundet sted (“Warrantaftalen”) og Selskabets vedtægter.	Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at “Aktionærportalen” at the website of the Company on 5 December 2019 (the “Warrants”) in accordance with the terms set forth in the warrant agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the “Warrant Agreement”) and the Company’s Articles of Association.

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2.2	Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.

2.3	Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs.	Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6.

2.4	I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company’s register of shareholders, a register of all issued Warrants shall be kept.

2.5	Warrants vester årligt med 1/3 den 5. december 2020, 1/3 den 5. december 2021 og 1/3 den 5. december 2022. Datoen på hvilken Warrants er refereret til som “Vesting Dato”.	Warrants shall vest annually with 1/3 on 5 December 2020, 1/3 on 5 December 2021 and 1/3 on 5 December. The date on which Warrants vest is referred to as the “Vesting Date”.

3	Almindelig udnyttelse af Warrants	3	Ordinary Exercise of the Warrants

3.1	Vestede Warrants (se punkt 2.5) kan udnyttes i perioden fra den respektive Vesting Dato og indtil (og med) den 5. december 2024 (“Udnyttelsesperioden”) inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren.

Vested Warrants (see Clause 2.5) may be exercised in the period from the respective Vesting Date and until (and including) 5 December 2024 (“Exercise Period”) within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

3.2	Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder).	Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company’s annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).

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3.3	Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Warrantaftalen.	The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with the Warrant Agreement at a time.

4	Ekstraordinær udnyttelse af Warrants	4	Extraordinary Exercise of the Warrants

4.1	Se bilag 8.1.A, som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44-47 i kapitalmarkedsloven	See exhibit 8.1.A, which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trading Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act.

5	Praktisk udnyttelse af Warrants	5	Practicalities in connection with Exercise of the Warrants

5.1	Se bilag 8.1.C (ingen ændringer).	See exhibit 8.1.C (no changes).

6	Tegningskurs for aktier ved udnyttelse af Warrants	6	Subscription Price for Shares in connection with the Exercise of Warrants

6.1	Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 220,00 (“Tegningskursen”).	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 220.00 (the “Subscription Price”).

6.2	Tegningskursen kan reguleres som anførti Warrantaftalen.	The Subscription Price may be regulated as set out in the Warrant Agreement.

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6.3	Uanset bestemmelserne i Warrantaftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren.	Notwithstanding anything set out in the Warrant Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder

6.4	Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen (“Kontantbeløbet”). Kontantbeløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants.	If the Company decides to buy back Warrants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the average market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the “Cash Amount”). The Cash Amount shall be paid after deduction of income tax (“A-tax”) and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered transferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants.

6.5	Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen.	If the Company decides to buy back Warrants and make the settlement in cash instead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having received the exercise notice.

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7	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company’s Capital Structure

7.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

8	Omsættelighed	8	Transferability

8.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

9	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	9	Conditions for New Shares issued following Exercise of the Warrants

9.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

10	Kapitalforhøjelse ved udnyttelse af Warrants	10	Capital Increase in connection with the Exercise of the Warrants

10.1	Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.	In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.

10.2	Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 48.915 (op til 48.915 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7.	The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 48,915 (up to 48,915 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 7.

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11	Omkostninger i forbindelse med udstedelse af aktier	11	Costs related to the Issue of Shares

11.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes)

12	Ophør af ansættelsesforholdet	12	Cessation of Employment Status

12.1	Hvis Warrantindehaveren opsiger ansættelsesforholdet, der er indgået med Selskabet, hvis ansættelseskontrakten opsiges af Selskabet begrundet i Warrantindehaverens grove misligholdelse af ansættelsesforholdet, eller hvis Warrantindehaveren har givet anledning til at blive lovligt bortvist, bortfalder samtlige uudnyttede Warrants - uanset om de kan udnyttes eller ej (er “vestede”) - straks og uden kompensation.	If the Warrant Holder terminates the employment with the Employer, if the employment is terminated by the Employer due to the Warrant Holder’s material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all un-exercised warrants - whether the Warrants have become exercisable or not (“vested”) - will lapse immediately without any compensation being payable.

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12.2	Hvis Selskabet opsiger ansættelsesforholdet, og opsigelsen ikke skyldes Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller Warrantindehaverens død, kan Warrants, som er vestede (se punkt 2.5) på tidspunktet for levering af meddelelse om ophævelse, udnyttes senest inden for det førstkommende ordinære udnyttelsesvindue som falder senest 6 måneder efter Selskabets levering af meddelelse om ophævelse eller på den dato, hvor Warrantindehaveren dør. Warrants, der ikke udnyttet som beskrevet i dette punkt 12.2, bortfalder uden kompensation. Det præciseres, at Warrants, som ikke er vestede ved opsigelsesperiodens udløb, bortfalder uden kompensation til Warrantindehaveren.	If the Employer terminates the employment and this is not due to the Warrant Holder’s material breach of the employment relationship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 2.5) on the date of termination of notice being served may be exercised at the latest in the ordinary exercise window falling no later than 6 months after the date of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exercised as set out in this Clause 12.2 will lapse without any compensation being payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder.

12.3	Hvis Warrantindehaveren opsiger ansættelsesforholdet, og opsigelsen skyldes grov misligholdelse fra Selskabets side, er Warrantindehaveren berettiget til at udnytte Warrants i henhold til betingelserne i Warrantaftalen, som om Warrantindehaveren stadig var ansat i Selskabet.	If the Warrant Holder terminates the employment and the termination is due to the material breach by the Employer, the Warrant Holder is entitled to exercise Warrants in accordance with the terms set out in the Warrant Agreement as if the Warrant Holder was still employed with the Company.

13	Insiderhandel	13	Insider Trading

13.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

14	Skattemæssige forhold	14	Tax Implications

14.1	Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende.	All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company.

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14.2	Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen.	The Warrant Holder is strongly encouraged to seek tax advice in connection with entering into the Warrant Agreement.

15	Sprog	15	Language

15.1	Se bilag 8.1.A (ingen ændringer)	See exhibit 8.1.A (no changes).

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BILAG 8.4.P TIL VEDTÆGTER FOR	exhibit 8.4.P to the articles of Association for

ZEALAND PHARMA A/s	ZEALAND PHARMA a/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

1	Formål	3
1	Purpose	3
2	Tildeling af Warrants	3
2	Grant of Warrants	3
3	Almindelig udnyttelse af Warrants	4
3	Ordinary Exercise of the Warrants	4
4	Ekstraordinær udnyttelse af Warrants	5
4	Extraordinary Exercise of the Warrants	5
5	Praktisk udnyttelse af Warrants	5
5	Practicalities in connection with Exercise of the Warrants	5
6	Tegningskurs for aktier ved udnyttelse af Warrants	5
6	Subscription Price for Shares in connection with the Exercise of Warrants	5
7	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	6
7	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure	6
8	Omsættelighed	6
8	Transferability	6
9	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	6
9	Conditions for New Shares issued following Exercise of the Warrants	6
10	Kapitalforhøjelse ved udnyttelse af Warrants	6
10	Capital Increase in connection with the Exercise of the Warrants	6
11	Omkostninger i forbindelse med udstedelse af aktier	7
11	Costs related to the Issue of Shares	7
12	Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere	7
12	Cease of Employment Status - Warrant Holders who are Employees	7
13	Insiderhandel	7
13	Insider Trading	7
14	Skattemæssige forhold	7
14	Tax Implications	7
15	Sprog	8
15	Language	8

2

1	Formål	1	Purpose

1.1	På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 15. april 2020 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants").

At the board meeting held in Zealand Pharma A/S (the "Company") on 15 April 2020, the following new provisions were adopted in accordance with Article 8.4 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the "Warrant Holder") ("Warrants").

1.2	Bestyrelsen har besluttet at udstede op til 283.250 warrants i Selskabet til tegning af op til 283.250 aktier til kr. 1,00 (nominelt kr. 283.250) i henhold til vedtægternes punkt 8.4.

The Board of Directors has decided to issue up to 283,250 Warrants in the Company for the subscription of up to 283,250 shares of DKK 1.00 (nominally DKK 283,250) according to Article 8.4 of the Articles of Association.

1.3

Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår og dette bilag 8.4.p som nærmere angivet i det følgende.

The Warrants entitle the Warrant Holder to subscribe for shares on the terms and conditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company and this exhibit 8.4.p as set out in the following.

2	Tildeling af Warrants	2	Grant of Warrants

2.1

Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 15. april 2020 ("Warrants") i overensstemmelse med vilkårene i den/de warrantaftale(r), hvor tegning af Warrants i henhold til dette bilag har fundet sted ("Warrantaftalen") og Selskabets vedtægter.

Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionærportalen" at the website of the Company on 15 April 2020 (the "Warrants") in accordance with the terms set forth in the warrant agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the "Warrant Agreement") and the Company's Articles of Association.

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2.2	Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.
2.3	Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs.

Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6.

2.4	I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company's register of shareholders, a register of all issued Warrants shall be kept.
2.5	Warrants vester samlet tre år efter tildeling af Warrants. Warrants vester således den 15. april 2023. Datoen på hvilken Warrants vester refereres til som "Vesting Dato".

Warrants shall vest collectively three years after the date of grant of Warrants. Thus, Warrants vest collectively on 15 April 2023. The date on which Warrants vest is referred to as the "Vesting Date".

3	Almindelig udnyttelse af Warrants	3	Ordinary Exercise of the Warrants

3.1

Vestede Warrants (se punkt 2.5) kan udnyttes i perioden fra den respektive Vesting Dato og indtil (og med) den 14. april 2030 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren.

Vested Warrants (see Clause 2.5) may be exercised in the period from the respective Vesting Date and until (and including) 14 April 2030 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

3.2

Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder).

Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).

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3.3	Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants.	The Warrant Holder is entitled to exercise all or part of his or her Warrants.

4	Ekstraordinær udnyttelse af Warrants	4	Extraordinary Exercise of the Warrants

4.1	Se bilag 8.1.A, som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44-47 i kapitalmarkedsloven, og at henvisninger til NASDAQ OMX Copenhagen A/S skal erstattes med en henvisning til Nasdaq Copenhagen.

See exhibit 8.1.A, which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trading Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act, and that references therein to NASDAQ OMX Copenhagen A/S shall be replaced by a reference to Nasdaq Copenhagen.

5	Praktisk udnyttelse af Warrants	5	Practicalities in connection with Exercise of the Warrants

5.1	Se bilag 8.1.C (ingen ændringer).	See exhibit 8.1.C (no changes).
6	Tegningskurs for aktier ved udnyttelse af Warrants	6	Subscription Price for Shares in connection with the Exercise of Warrants

6.1	Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 224,40 ("Tegningskursen").	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 224.40 (the "Subscription Price").
6.2	Tegningskursen kan reguleres som anført i Warrantaftalen.	The Subscription Price may be regulated as set out in the Warrant Agreement.

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7	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure

7.1	Se bilag 8.1.A, som skal finde anvendelse med den modifikation at henvisningen deri til vedtægternes punkt 8.1 skal erstattes med en henvisning til vedtægternes punkt 8.4.	See exhibit 8.1.A, which shall apply with the modification that the reference therein to Clause 8.1 shall be replaced by a reference to Clause 8.4 of the Articles of Association.
8	Omsættelighed	8	Transferability

8.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).
9	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	9	Conditions for New Shares issued following Exercise of the Warrants

9.1	Se bilag 8.1.A, som skal finde anvendelse med den modifikation, at henvisningen deri til Erhvervs- og Selskabsstyrelsen skal erstattes med en henvisning til Erhvervsstyrelsen.	See exhibit 8.1.A, which shall apply with the modification that the reference therein to the Danish Commerce and Companies Agency shall be replaced by a reference to the Danish Business Authority.
10	Kapitalforhøjelse ved udnyttelse af Warrants	10	Capital Increase in connection with the Exercise of the Warrants

10.1	Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.	In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.
10.2

Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 283.250 (op til 283.250 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7.

		The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 283,250 (up to 283,250 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00). The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 7.

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11	Omkostninger i forbindelse med udstedelse af aktier	11	Costs related to the Issue of Shares

11.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

12	Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere	12	Cease of Employment Status - Warrant Holders who are Employees

12.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

13	Insiderhandel	13	Insider Trading

13.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

14	Skattemæssige forhold	14	Tax Implications

14.1	Det er aftalt mellem Selskabet og hver enkelt Warrantindehaver, at ligningslovens § 7P, i sin til enhver tid gældende form, skal være gældende for Warrants i videst muligt omfang.

It has been agreed between the Company and the individual Warrant Holder's that Section 7P of the Danish Tax Assessment Act (in Danish: "Ligningsloven"), as amended from time to time, shall apply to the Warrants to the largest extent possible.

14.2	Selskabet påtager sig ingen garantier overfor Warrantindehaveren for, at Warrantindehaveren vil være berettiget til skattemæssig behandling efter ligningslovens § 7P, i sin til enhver tid gældende form, herunder hvis betingelserne for bestemmelsens anvendelse ikke er opfyldt eller hvis bestemmelsen ændres eller ophæves i fremtiden.

The Company does not make any guarantees to the Warrant Holder that the Warrant Holder will be subject to the tax treatment under Section 7P of the Danish Tax Assessment Act, as amended from time to time, including if the requirements for the application of the provision are not met or if the provision is altered or repealed in the future.

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14.3

Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende.

		All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company.
14.4	Warrantindehaveren er blevet kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen.	The Warrant Holder has been strongly encouraged to seek tax advice in connection with entering into the Warrant Agreement.
15	Sprog	15	Language

15.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

8

BILAG 8.4.Q TIL VEDTÆGTER FOR	exhibit 8.4.Q to the articles of Association for
ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

1	Formål	3
1	Purpose	3
2	Tildeling af Warrants	3
2	Grant of Warrants	3
3	Almindelig udnyttelse af Warrants	4
3	Ordinary Exercise of the Warrants	4
4	Ekstraordinær udnyttelse af Warrants	5
4	Extraordinary Exercise of the Warrants	5
5	Praktisk udnyttelse af Warrants	5
5	Practicalities in connection with Exercise of the Warrants	5
6	Tegningskurs for aktier ved udnyttelse af Warrants	5
6	Subscription Price for Shares in connection with the Exercise of Warrants	5
7	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7
7	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure	7
8	Omsættelighed	7
8	Transferability	7
9	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	7
9	Conditions for New Shares issued following Exercise of the Warrants	7
10	Kapitalforhøjelse ved udnyttelse af Warrants	7
10	Capital Increase in connection with the Exercise of the Warrants	7
11	Omkostninger i forbindelse med udstedelse af aktier	8
11	Costs related to the Issue of Shares	8
12	Ophør af ansættelsesforholdet	8
12	Cessation of Employment Status	8
13	Insiderhandel	9
13	Insider Trading	9
14	Skattemæssige forhold	9
14	Tax Implications	9
15	Sprog	9
15	Language	9

2

1 Formål	1 Purpose

1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 15. april 2020 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants").

At the board meeting held in Zealand Pharma A/S (the "Company") on 15 April 2020, the following new provisions were adopted in accordance with Article 8.4 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the "Warrant Holder") ("Warrants").

1.2 Bestyrelsen har besluttet at udstede op til 220.764 warrants i Selskabet til tegning af op til 220.764 aktier til kr. 1,00 (nominelt kr. 220.764) i henhold til vedtægternes punkt 8.4.

The Board of Directors has decided to issue up to 220,764 Warrants in the Company for the subscription of up to 220,764 shares of DKK 1.00 (nominally DKK 220,764) according to Article 8.4 of the Articles of Association.

1.3      Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår og dette bilag 8.4.q som nærmere angivet i det følgende.

The Warrants entitle the Warrant Holder to subscribe for shares on the terms and conditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company and this exhibit 8.4.q as set out in the following.

2 Tildeling af Warrants	2 Grant of Warrants

2.1       Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 15. april 2020 ("Warrants") i overensstemmelse med vilkårene i den/de warrantaftale(r), hvor tegning af Warrants i henhold til dette bilag har fundet sted ("Warrantaftalen") og Selskabets vedtægter.

Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionærportalen" at the website of the Company on 15 April 2020 (the "Warrants") in accordance with the terms set forth in the warrant agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the "Warrant Agreement") and the Company's Articles of Association.

3

2.2 Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.

2.3       Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs.

Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6.

2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company's register of shareholders, a register of all issued Warrants shall be kept.
2.5 Warrants vester løbende over en treårig periode efter datoen for tildeling af Warrants. Derved vester Warrants med 1/3 den 15. april 2021, 1/3 den 15. april 2022 og 1/3 den 15. april 2023. Datoen på hvilken Warrants vester refereres til som "Vesting Dato".

Warrants shall vest gradually over the three-year period following the date of grant of Warrants with an annual vest of 1/3. Hence, Warrants vests with 1/3 on 15 April 2021, 1/3 on 15 April 2022 and 1/3 on 15 April 2023. The date on which Warrants vest is referred to as the "Vesting Date".

3 Almindelig udnyttelse af Warrants	3 Ordinary Exercise of the Warrants

3.1      Vestede Warrants (se punkt 2.5) kan udnyttes i perioden fra den respektive Vesting Dato og indtil (og med) den 14. april 2030 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren.

Vested Warrants (see Clause 2.5) may be exercised in the period from the respective Vesting Date and until (and including) 14 April 2030 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

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3.2      Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder).

Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).
3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants.	The Warrant Holder is entitled to exercise all or part of his or her Warrants.
4 Ekstraordinær udnyttelse af Warrants	4 Extraordinary Exercise of the Warrants

4.1 Se bilag 8.1.A, som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44-47 i kapitalmarkedsloven, og at henvisninger til NASDAQ OMX Copenhagen A/S skal erstattes med en henvisning til Nasdaq Copenhagen.

See exhibit 8.1.A, which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trading Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act, and that references therein to NASDAQ OMX Copenhagen A/S shall be replaced by a reference to Nasdaq Copenhagen.

5 Praktisk udnyttelse af Warrants	5 Practicalities in connection with Exercise of the Warrants

5.1 Se bilag 8.1.C (ingen ændringer).	See exhibit 8.1.C (no changes).
6 Tegningskurs for aktier ved udnyttelse af Warrants	6 Subscription Price for Shares in connection with the Exercise of Warrants

6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 224,40 ("Tegningskursen").	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 224.40 (the "Subscription Price").
6.2 Tegningskursen kan reguleres som anført i Warrantaftalen.	The Subscription Price may be regulated as set out in the Warrant Agreement.

5

6.3 Uanset bestemmelserne i Warrantaftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren.

Notwithstanding anything set out in the Warrant Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder.

6.4      Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen ("Kontantbeløbet"). Kontantbeløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants.

If the Company decides to buy back Warrants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the average market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered transferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants.

6

6.5      Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen.

If the Company decides to buy back Warrants and make the settlement in cash instead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having received the exercise notice.
7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure

7.1 Se bilag 8.1.A, som skal finde anvendelse med den modifikation at henvisningen deri til vedtægternes punkt 8.1 skal erstattes med en henvisning til vedtægternes punkt 8.4.	See exhibit 8.1.A, which shall apply with the modification that the reference therein to Clause 8.1 shall be replaced by a reference to Clause 8.4 of the Articles of Association.
8 Omsættelighed	8 Transferability

8.1 Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).
9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants	9 Conditions for New Shares issued following Exercise of the Warrants

9.1 Se bilag 8.1.A, som skal finde anvendelse med den modifikation, at henvisningen deri til Erhvervs- og Selskabsstyrelsen skal erstattes med en henvisning til Erhvervsstyrelsen.	See exhibit 8.1.A, which shall apply with the modification that the reference therein to the Danish Commerce and Companies Agency shall be replaced by a reference to the Danish Business Authority.
10 Kapitalforhøjelse ved udnyttelse af Warrants	10 Capital Increase in connection with the Exercise of the Warrants

10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.	In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.

7

10.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 220.764 (op til 220.764 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7.

The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 220,764 (up to 220,764 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00). The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 7.

11 Omkostninger i forbindelse med udstedelse af aktier	11 Costs related to the Issue of Shares

11.1 Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

12 Ophør af ansættelsesforholdet	12 Cessation of Employment Status

12.1    Hvis Warrantindehaveren opsiger ansættelsesforholdet, der er indgået med Selskabet, hvis ansættelseskontrakten opsiges af Selskabet begrundet i Warrantindehaverens grove misligholdelse af ansættelsesforholdet, eller hvis Warrantindehaveren har givet anledning til at blive lovligt bortvist, bortfalder samtlige uudnyttede Warrants - uanset om de er vestede eller ej - straks og uden kompensation.

If the Warrant Holder terminates the employment with the Employer, if the employment is terminated by the Employer due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all un-exercised warrants - whether the Warrants have vested or not - will lapse immediately without any compensation being payable.

12.2 Hvis Selskabet opsiger ansættelsesforholdet, og opsigelsen ikke skyldes Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller Warrantindehaverens død, kan Warrants, som er vestede (se punkt 2.5) på tidspunktet for levering af meddelelse om ophævelse, udnyttes senest inden for det førstkommende ordinære udnyttelsesvindue som falder senest 6 måneder efter Selskabets levering af meddelelse om ophævelse eller på den dato, hvor Warrantindehaveren dør. Warrants, der ikke udnyttet som beskrevet i dette punkt 12.2, bortfalder uden kompensation. Det præciseres, at Warrants, som ikke er vestede ved opsigelsesperiodens udløb, bortfalder uden kompensation til Warrantindehaveren.

If the Employer terminates the employment and this is not due to the Warrant Holder's material breach of the employment relationship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 2.5) on the date of termination of notice being served may be exercised at the latest in the ordinary exercise window falling no later than 6 months after the date of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exercised as set out in this Clause 12.2 will lapse without any compensation being payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder.

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12.3   Hvis Warrantindehaveren opsiger ansættelsesforholdet, og opsigelsen skyldes grov misligholdelse fra Selskabets side, er Warrantindehaveren berettiget til at udnytte Warrants i henhold til betingelserne i Warrantaftalen, som om Warrantindehaveren stadig var ansat i Selskabet.

If the Warrant Holder terminates the employment and the termination is due to the material breach by the Employer, the Warrant Holder is entitled to exercise Warrants in accordance with the terms set out in the Warrant Agreement as if the Warrant Holder was still employed with the Company.
13 Insiderhandel	13 Insider Trading

13.1 Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

14 Skattemæssige forhold	14 Tax Implications

14.1    Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende.

All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company.
14.2 Warrantindehaveren er blevet kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen.	The Warrant Holder has been strongly encouraged to seek tax advice in connection with entering into the Warrant Agreement.
15 Sprog	15 Language

15.1 Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

9

BILAG 8.4.R TIL VEDTÆGTER FOR	exhibit 8.4.R to the articles of Association for
ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

1	Formål	3
1	Purpose	3
2	Tildeling af Warrants	3
2	Grant of Warrants	3
3	Almindelig udnyttelse af Warrants	4
3	Ordinary Exercise of the Warrants	4
4	Beløbsgrænse for hver tildeling	5
4	Value cap for each grant	5
5	Ekstraordinær udnyttelse af Warrants	6
5	Extraordinary Exercise of the Warrants	6
6	Praktisk udnyttelse af Warrants	6
6	Practicalities in connection with Exercise of the Warrants	6
7	Tegningskurs for aktier ved udnyttelse af Warrants	6
7	Subscription Price for Shares in connection with the Exercise of Warrants	6
8	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	7
8	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure	7
9	Omsættelighed	7
9	Transferability	7
10	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	7
10	Conditions for New Shares issued following Exercise of the Warrants	7
11	Kapitalforhøjelse ved udnyttelse af Warrants	7
11	Capital Increase in connection with the Exercise of the Warrants	7
12	Omkostninger i forbindelse med udstedelse af aktier	8
12	Costs related to the Issue of Shares	8
13	Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere	8
13	Cease of Employment Status - Warrant Holders who are Employees	8
14	Insiderhandel	9
14	Insider Trading	9
15	Skattemæssige forhold	9
15	Tax Implications	9
16	Sprog	10
16	Language	10

2

1	Formål	1	Purpose

1.1	På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 15. april 2020 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants").	At the board meeting held in Zealand Pharma A/S (the "Company") on 15 April 2020, the following new provisions were adopted in accordance with Article 8.4 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the "Warrant Holder") ("Warrants").

1.2	Bestyrelsen har besluttet at udstede op til 79.882 warrants i Selskabet til tegning af op til 79.882 aktier til kr. 1,00 (nominelt kr. 79.882) i henhold til vedtægternes punkt 8.4.	The Board of Directors has decided to issue up to 79,882 Warrants in the Company for the subscription of up to 79,882 shares of DKK 1.00 (nominally DKK 79,882) according to Article 8.4 of the Articles of Association.

1.3	Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår og dette bilag 8.4.p som nærmere angivet i det følgende.	The Warrants entitle the Warrant Holder to subscribe for shares on the terms and conditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company and this exhibit 8.4.p as set out in the following.

2	Tildeling af Warrants	2	Grant of Warrants

2.1	Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 15. april 2020 ("Warrants") i overensstemmelse med vilkårene i den/de warrantaftale(r), hvor tegning af Warrants i henhold til dette bilag har fundet sted ("Warrantaftalen") og Selskabets vedtægter.	Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionærportalen" at the website of the Company on 15 April 2020 (the "Warrants") in accordance with the terms set forth in the warrant agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the "Warrant Agreement") and the Company's Articles of Association.

3

2.2	Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.

2.3	Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 6 til den i punkt 7 fastsatte tegningskurs.	Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 6 and at the relevant subscription price as determined in Clause 7.

2.4	I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company's register of shareholders, a register of all issued Warrants shall be kept.

2.5	Warrants vester samlet tre år efter tildeling af Warrants. Warrants vester således den 15. april 2023. Datoen på hvilken Warrants vester refereres til som "Vesting Dato".	Warrants shall vest collectively three years after the date of grant of Warrants. Thus, Warrants vest collectively on 15 April 2023. The date on which Warrants vest is referred to as the "Vesting Date".

3	Almindelig udnyttelse af Warrants	3	Ordinary Exercise of the Warrants

3.1	Vestede Warrants (se punkt 2.5) kan udnyttes i perioden fra den respektive Vesting Dato og indtil (og med) den 14. april 2030 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren.	Vested Warrants (see Clause 2.5) may be exercised in the period from the respective Vesting Date and until (and including) 14 April 2030 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

3.2	Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder).	Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).

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3.3	Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants.	The Warrant Holder is entitled to exercise all or part of his or her Warrants.

4	Beløbsgrænse for hver tildeling	4	Value cap for each grant

4.1	Det maksimale afkast ved udnyttelse af hver Warrant-tildeling kan ikke overstige et beløb svarende til fem gange det årlige basisvederlag ("Værdiloft") for den enkelte Warrantindehaver.	The gross return from the exercise of each grant of Warrants cannot exceed a value of more than five times the annual base salary (the “Value Cap”) of the individual Warrant Holder.

4.2	Det årlige basisvederlag beregnes som den faste årlige grundløn, som udbetales af Selskabet eller et datterselskab til Selskabet ("Arbejdsgiveren") til Warrantindehaveren på tidspunktet for tildelingen, før enhver betaling eller fradrag af skat eller pensionsforpligtelser, men eksklusive tillæg, bonus eller enhver anden godtgørelse, som Arbejdsgiveren eller Selskabet måtte betale, herunder Warrants eller andre aktiebaserede incitamentsprogrammer.	The annual base salary is calculated as the annual fixed salary payable by the Company or a subsidiary of the Company (the "Employer") to the Warrant Holder at the time of grant, prior to any payment or deduction of any tax or pension obligations, but does not include benefits, bonuses or any other potential compensation payable by the Employer or the Company, including Warrants or other share-based instruments.

4.3	Ved det maksimale afkast forstås det sammenlagte og samlede afkast for hver Warrant-tildeling til rådighed for Warrantindehaveren gennem udnyttelse af Warrants i Udnyttelsesperioden. Det maksimale afkast beregnes som differencen mellem beløbet svarende til Warrants' samlede værdi ("Tegningsværdien") på tidspunktet, hvor der gives meddelelse om udnyttelse af Warrants, og den gennemsnitlige slutkurs på Selskabets aktier på Nasdaq Copenhagen i de fem dage før enhver udnyttelse af Warrants i en enkelt tildeling.	The gross return means the aggregated and total return of each Warrant grant, available to the Warrant Holder through the exercise of Warrants during the Exercise Period. The gross return is calculated as the difference between the amount equal to the total value of the Warrants (the "Subscription Amount") at the same time as giving notice of the exercise of the Warrants and the average closing price of the Company’s shares on Nasdaq Copenhagen for the five days prior to one or more exercises of Warrants in a single grant.

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4.4	Hvis det samlede maksimale afkast, som defineret ovenfor i punkt 4.3, overstiger Værdiloftet, vil enhver tilbageværende Warrant ved den pågældende tildeling, som overstiger Værdiloftet, bortfalde uden kompensation.	If the aggregated gross return, as defined in Clause 4.3 above, exceeds the Value Cap, any remaining Warrants for the grant in question which exceeds the Value Cap, will lapse without compensation.

5	Ekstraordinær udnyttelse af Warrants	5	Extraordinary Exercise of the Warrants

5.1	Se bilag 8.1.A, som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44-47 i kapitalmarkedsloven, og at henvisninger til NASDAQ OMX Copenhagen A/S skal erstattes med en henvisning til Nasdaq Copenhagen.	See exhibit 8.1.A, which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trading Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act, and that references therein to NASDAQ OMX Copenhagen A/S shall be replaced by a reference to Nasdaq Copenhagen.

6	Praktisk udnyttelse af Warrants	6	Practicalities in connection with Exercise of the Warrants

6.1	Se bilag 8.1.C (ingen ændringer).	See exhibit 8.1.C (no changes).

7	Tegningskurs for aktier ved udnyttelse af Warrants	7	Subscription Price for Shares in connection with the Exercise of Warrants

7.1	Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 224,40 ("Tegningskursen").	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 224.40 (the "Subscription Price").

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7.2	Tegningskursen kan reguleres som anført i Warrantaftalen.	The Subscription Price may be regulated as set out in the Warrant Agreement.

8	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	8	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure

8.1	Se bilag 8.1.A, som skal finde anvendelse med den modifikation at henvisningen deri til vedtægternes punkt 8.1 skal erstattes med en henvisning til vedtægternes punkt 8.4.	See exhibit 8.1.A, which shall apply with the modification that the reference therein to Clause 8.1 shall be replaced by a reference to Clause 8.4 of the Articles of Association.

9	Omsættelighed	9	Transferability

9.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

10	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	10	Conditions for New Shares issued following Exercise of the Warrants

10.1	Se bilag 8.1.A, som skal finde anvendelse med den modifikation, at henvisningen deri til Erhvervs- og Selskabsstyrelsen skal erstattes med en henvisning til Erhvervsstyrelsen.	See exhibit 8.1.A, which shall apply with the modification that the reference therein to the Danish Commerce and Companies Agency shall be replaced by a reference to the Danish Business Authority.

11	Kapitalforhøjelse ved udnyttelse af Warrants	11	Capital Increase in connection with the Exercise of the Warrants

11.1	Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.	In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.

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11.2	Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 79.882 (op til 79.882 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 8.	The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 79,882 (up to 79,882 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00). The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 8.

12	Omkostninger i forbindelse med udstedelse af aktier	12	Costs related to the Issue of Shares

12.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

13	Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere	13	Cease of Employment Status - Warrant Holders who are Employees

13.1	Hvis Warrantindehaveren opsiger sit ansættelsesforhold ved Selskabet eller hvis ansættelsesforholdet ophæves af Selskabet som følge af Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller hvis Warrantindehaveren bortvises af lovlig grund bortfalder alle uudnyttede warrants - uanset om Warrants er vestede eller ej - med øjeblikkelig virkning og uden kompensation.	If the Warrant Holder terminates the employment with the Company or if the employment is terminated by the Company due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all unexercised warrants - whether the Warrants vested or not - will lapse immediately without any compensation being payable.

13.2	Hvis Selskabet ophæver ansættelsesforholdet og dette ikke skyldes Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller hvis Warrantindehaveren dør, kan Warrants der er vestede (se punkt 13.4) på datoen for levering af meddelelse om ophævelse udnyttes senest i det ordinære udnyttelsesvindue der falder senest 6 måneder efter datoen for Selskabets levering af meddelelse om ophævelse eller på datoen for Warrantindehaverens død. Warrants der ikke udnyttes som angivet i dette punkt 13.2 vil bortfalde uden betaling af kompensation. Det præciseres, at Warrants som ikke er vestede på tidspunktet for levering af meddelelse om ophævelse, skal bortfalde uden kompensation til Warrantindehaveren.	If the Company terminates the employment and this is not due to the Warrant Holder's material breach of the employment relationship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 13.4) on the date of termination of notice being served may be exercised at the latest in the ordinary exercise window falling no later than 6 months after the date of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exercised as set out in this Clause 13.2 will lapse without any compensation being payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder.

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13.3	Hvis Warrantindehaveren opsiger ansættelsesforholdet, og opsigelsen skyldes Selskabets væsentlige misligholdelse, er Warrantindehaveren berettiget til at udnyttede Warrants i overensstemmelse med vilkårene i dette bilag, som om Warrantindehaveren stadig var ansat i Selskabet.	If the Warrant Holder terminates the employment and the termination is due to the material breach by the Company, the Warrant Holder is entitled to exercise Warrants in accordance with the terms set out in these Articles of Association as if the Warrant Holder was still employed with the Company.

13.4	Warrants vester den 15. april 2023.	Warrants shall vest on 15 April 2023.

14	Insiderhandel	14	Insider Trading

14.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

15	Skattemæssige forhold	15	Tax Implications

15.1	Det er aftalt mellem Selskabet og hver enkelt Warrantindehaver, at ligningslovens § 7P, i sin til enhver tid gældende form, skal være gældende for Warrants i videst muligt omfang.	It has been agreed between the Company and the individual Warrant Holder's that Section 7P of the Danish Tax Assessment Act (in Danish: "Ligningsloven"), as amended from time to time, shall apply to the Warrants to the largest extent possible.

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15.2	Selskabet påtager sig ingen garantier overfor Warrantindehaveren for, at Warrantindehaveren vil være berettiget til skattemæssig behandling efter ligningslovens § 7P, i sin til enhver tid gældende form, herunder hvis betingelserne for bestemmelsens anvendelse ikke er opfyldt eller hvis bestemmelsen ændres eller ophæves i fremtiden.	The Company does not make any guarantees to the Warrant Holder that the Warrant Holder will be subject to the tax treatment under Section 7P of the Danish Tax Assessment Act, as amended from time to time, including if the requirements for the application of the provision are not met or if the provision is altered or repealed in the future.

15.3	Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende.	All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company.

15.4	Warrantindehaveren er blevet kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen.	The Warrant Holder has been strongly encouraged to seek tax advice in connection with entering into the Warrant Agreement.

16	Sprog	16	Language

16.1	Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

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BILAG 8.4.S TIL VEDTÆGTER FOR	EXHIBIT 8.4.S TO THE ARTICLES OF ASSOCIATION FOR
ZEALAND PHARMA A/S	ZEALAND PHARMA A/S

INDHOLDSFORTEGNELSE/TABLE OF CONTENTS

1	Formål	3
1	Purpose	3
2	Tildeling af Warrants	3
2	Grant of Warrants	3
3	Almindelig udnyttelse af Warrants	4
3	Ordinary Exercise of the Warrants	4
4	Beløbsgrænse for hver tildeling	5
4	Value cap for each grant	5
5	Ekstraordinær udnyttelse af Warrants	6
5	Extraordinary Exercise of the Warrants	6
6	Praktisk udnyttelse af Warrants	6
6	Practicalities in connection with Exercise of the Warrants	6
7	Tegningskurs for aktier ved udnyttelse af Warrants	6
7	Subscription Price for Shares in connection with the Exercise of Warrants	6
8	Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	8
8	Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure	8
9	Omsættelighed	8
9	Transferability	8
10	Vilkår for nye aktier udstedt ved udnyttelse af Warrants	8
10	Conditions for New Shares issued following Exercise of the Warrants	8
11	Kapitalforhøjelse ved udnyttelse af Warrants	9
11	Capital Increase in connection with the Exercise of the Warrants	9
12	Omkostninger i forbindelse med udstedelse af aktier	9
12	Costs related to the Issue of Shares	9
13	Ophør af ansættelsesforholdet	9
13	Cessation of Employment Status	9
14	Insiderhandel	10
14	Insider Trading	10
15	Skattemæssige forhold	11
15	Tax Implications	11
16	Sprog	11
16	Language	11

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1 Formål	1 Purpose
1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 15. april 2020 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants").

At the board meeting held in Zealand Pharma A/S (the "Company") on 15 April 2020, the following new provisions were adopted in accordance with Article 8.4 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the "Warrant Holder") ("Warrants").

1.2 Bestyrelsen har besluttet at udstede op til 47.392 warrants i Selskabet til tegning af op til 47.392 aktier til kr. 1,00 (nominelt kr. 47.392) i henhold til vedtægternes punkt 8.4.

The Board of Directors has decided to issue up to 47,392 Warrants in the Company for the subscription of up to 47,392 shares of DKK 1.00 (nominally DKK 47,392) according to Article 8.4 of the Articles of Association.

1.3      Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår og dette bilag 8.4.q som nærmere angivet i det følgende.

The Warrants entitle the Warrant Holder to subscribe for shares on the terms and conditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company and this exhibit 8.4.q as set out in the following.

2 Tildeling af Warrants	2 Grant of Warrants

2.1      Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 15. april 2020 ("Warrants") i overensstemmelse med vilkårene i den/de warrantaftale(r), hvor tegning af Warrants i henhold til dette bilag har fundet sted ("Warrantaftalen") og Selskabets vedtægter.

Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionærportalen" at the website of the Company on 15 April 2020 (the "Warrants") in accordance with the terms set forth in the warrant agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the "Warrant Agreement") and the Company's Articles of Association.

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2.2 Tildeling af Warrants sker uden beregning.	The Warrants are granted free of charge.

2.3      Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 6 til den i punkt 7 fastsatte tegningskurs.

Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the relevant conditions as set forth in Clauses 3 - 6 and at the relevant subscription price as determined in Clause 7.

2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants.	In connection with the Company's register of shareholders, a register of all issued Warrants shall be kept.
2.5 Warrants vester løbende over en treårig periode efter datoen for tildeling af Warrants. Derved vester Warrants med 1/3 den 15. april 2021, 1/3 den 15. april 2022 og 1/3 den 15. april 2023. Datoen på hvilken Warrants vester refereres til som "Vesting Dato".

Warrants shall vest gradually over the three-year period following the date of grant of Warrants with an annual vest of 1/3. Hence, Warrants vests with 1/3 on 15 April 2021, 1/3 on 15 April 2022 and 1/3 on 15 April 2023. The date on which Warrants vest is referred to as the "Vesting Date".

3 Almindelig udnyttelse af Warrants	3 Ordinary Exercise of the Warrants

3.1      Vestede Warrants (se punkt 2.5) kan udnyttes i perioden fra den respektive Vesting Dato og indtil (og med) den 14. april 2030 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren.

Vested Warrants (see Clause 2.5) may be exercised in the period from the respective Vesting Date and until (and including) 14 April 2030 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder.

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3.2      Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder).

Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months).
3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants.	The Warrant Holder is entitled to exercise all or part of his or her Warrants.
4 Beløbsgrænse for hver tildeling	4 Value cap for each grant
4.1 Det maksimale afkast ved udnyttelse af hver Warrant-tildeling kan ikke overstige et beløb svarende til fem gange det årlige basisvederlag ("Værdiloft") for den enkelte Warrantindehaver.	The gross return from the exercise of each grant of Warrants cannot exceed a value of more than five times the annual base salary (the “Value Cap”) of the individual Warrant Holder.

4.2      Det årlige basisvederlag beregnes som den faste årlige grundløn, som udbetales af Selskabet eller et datterselskab til Selskabet ("Arbejdsgiveren") til Warrantindehaveren på tidspunktet for tildelingen, før enhver betaling eller fradrag af skat eller pensionsforpligtelser, men eksklusive tillæg, bonus eller enhver anden godtgørelse, som Arbejdsgiveren eller Selskabet måtte betale, herunder Warrants eller andre aktiebaserede incitamentsprogrammer.

The annual base salary is calculated as the annual fixed salary payable by the Company or a subsidiary of the Company (the "Employer") to the Warrant Holder at the time of grant, prior to any payment or deduction of any tax or pension obligations, but does not include benefits, bonuses or any other potential compensation payable by the Employer or the Company, including Warrants or other share-based instruments.

4.3      Ved det maksimale afkast forstås det sammenlagte og samlede afkast for hver Warrant-tildeling til rådighed for Warrantindehaveren gennem udnyttelse af Warrants i Udnyttelsesperioden. Det maksimale afkast beregnes som differencen mellem beløbet svarende til Warrants' samlede værdi ("Tegningsværdien") på tidspunktet, hvor der gives meddelelse om udnyttelse af Warrants, og den gennemsnitlige slutkurs på Selskabets aktier på Nasdaq Copenhagen i de fem dage før enhver udnyttelse af Warrants i en enkelt tildeling.

The gross return means the aggregated and total return of each Warrant grant, available to the Warrant Holder through the exercise of Warrants during the Exercise Period. The gross return is calculated as the difference between the amount equal to the total value of the Warrants (the "Subscription Amount") at the same time as giving notice of the exercise of the Warrants and the average closing price of the Company’s shares on Nasdaq Copenhagen for the five days prior to one or more exercises of Warrants in a single grant.

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4.4      Hvis det samlede maksimale afkast, som defineret ovenfor i punkt 4.3, overstiger Værdiloftet, vil enhver tilbageværende Warrant ved den pågældende tildeling, som overstiger Værdiloftet, bortfalde uden kompensation.

If the aggregated gross return, as defined in Clause 4.3 above, exceeds the Value Cap, any remaining Warrants for the grant in question which exceeds the Value Cap, will lapse without compensation.
5 Ekstraordinær udnyttelse af Warrants	5 Extraordinary Exercise of the Warrants
5.1 Se bilag 8.1.A, som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44-47 i kapitalmarkedsloven, og at henvisninger til NASDAQ OMX Copenhagen A/S skal erstattes med en henvisning til Nasdaq Copenhagen.

See exhibit 8.1.A, which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trading Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act, and that references therein to NASDAQ OMX Copenhagen A/S shall be replaced by a reference to Nasdaq Copenhagen.

6 Praktisk udnyttelse af Warrants	6 Practicalities in connection with Exercise of the Warrants
6.1 Se bilag 8.1.C (ingen ændringer).	See exhibit 8.1.C (no changes).
7 Tegningskurs for aktier ved udnyttelse af Warrants	7 Subscription Price for Shares in connection with the Exercise of Warrants
7.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 224,40 ("Tegningskursen").	Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 224.40 (the "Subscription Price").

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7.2 Tegningskursen kan reguleres som anført i Warrantaftalen.	The Subscription Price may be regulated as set out in the Warrant Agreement.

7.3 Uanset bestemmelserne i Warrantaftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren.

Notwithstanding anything set out in the Warrant Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder.

7.4      Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen ("Kontantbeløbet"). Kontantbeløbet betales efter fradrag af A-skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants.

If the Company decides to buy back Warrants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the average market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered transferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants.

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7.5      Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen.

If the Company decides to buy back Warrants and make the settlement in cash instead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having received the exercise notice.
8 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold	8 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure
8.1 Se bilag 8.1.A, som skal finde anvendelse med den modifikation at henvisningen deri til vedtægternes punkt 8.1 skal erstattes med en henvisning til vedtægternes punkt 8.4.	See exhibit 8.1.A, which shall apply with the modification that the reference therein to Clause 8.1 shall be replaced by a reference to Clause 8.4 of the Articles of Association.
9 Omsættelighed	9 Transferability
9.1 Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).
10 Vilkår for nye aktier udstedt ved udnyttelse af Warrants	10 Conditions for New Shares issued following Exercise of the Warrants
10.1 Se bilag 8.1.A, som skal finde anvendelse med den modifikation, at henvisningen deri til Erhvervs- og Selskabsstyrelsen skal erstattes med en henvisning til Erhvervsstyrelsen.	See exhibit 8.1.A, which shall apply with the modification that the reference therein to the Danish Commerce and Companies Agency shall be replaced by a reference to the Danish Business Authority.

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11 Kapitalforhøjelse ved udnyttelse af Warrants	11 Capital Increase in connection with the Exercise of the Warrants
11.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse.	In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital.
11.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 47.392 (op til 47.392 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 8.

The maximum increase of capital that may be subscribed on basis of Warrants is nominally DKK 47,392 (up to 47,392 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00). The maximum amount may be increased or reduced in accordance with the provisions on adjustment set forth in Clause 8.

12 Omkostninger i forbindelse med udstedelse af aktier	12 Costs related to the Issue of Shares
12.1 Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).
13 Ophør af ansættelsesforholdet	13 Cessation of Employment Status

13.1   Hvis Warrantindehaveren opsiger ansættelsesforholdet, der er indgået med Selskabet, hvis ansættelseskontrakten opsiges af Selskabet begrundet i Warrantindehaverens grove misligholdelse af ansættelsesforholdet, eller hvis Warrantindehaveren har givet anledning til at blive lovligt bortvist, bortfalder samtlige uudnyttede Warrants - uanset om de er vestede eller ej - straks og uden kompensation.

If the Warrant Holder terminates the employment with the Employer, if the employment is terminated by the Employer due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all un-exercised warrants - whether the Warrants have vested or not - will lapse immediately without any compensation being payable.

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13.2 Hvis Selskabet opsiger ansættelsesforholdet, og opsigelsen ikke skyldes Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller Warrantindehaverens død, kan Warrants, som er vestede (se punkt 2.5) på tidspunktet for levering af meddelelse om ophævelse, udnyttes senest inden for det førstkommende ordinære udnyttelsesvindue som falder senest 6 måneder efter Selskabets levering af meddelelse om ophævelse eller på den dato, hvor Warrantindehaveren dør. Warrants, der ikke udnyttet som beskrevet i dette punkt 13.2, bortfalder uden kompensation. Det præciseres, at Warrants, som ikke er vestede ved opsigelsesperiodens udløb, bortfalder uden kompensation til Warrantindehaveren.

If the Employer terminates the employment and this is not due to the Warrant Holder's material breach of the employment relationship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 2.5) on the date of termination of notice being served may be exercised at the latest in the ordinary exercise window falling no later than 6 months after the date of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exercised as set out in this Clause 13.2 will lapse without any compensation being payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder.

13.3    Hvis Warrantindehaveren opsiger ansættelsesforholdet, og opsigelsen skyldes grov misligholdelse fra Selskabets side, er Warrantindehaveren berettiget til at udnytte Warrants i henhold til betingelserne i Warrantaftalen, som om Warrantindehaveren stadig var ansat i Selskabet.

If the Warrant Holder terminates the employment and the termination is due to the material breach by the Employer, the Warrant Holder is entitled to exercise Warrants in accordance with the terms set out in the Warrant Agreement as if the Warrant Holder was still employed with the Company.
14 Insiderhandel	14 Insider Trading
14.1 Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

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15 Skattemæssige forhold	15 Tax Implications

15.1     Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende.

All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company.
15.2 Warrantindehaveren er blevet kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen.	The Warrant Holder has been strongly encouraged to seek tax advice in connection with entering into the Warrant Agreement.
16 Sprog	16 Language
16.1 Se bilag 8.1.A (ingen ændringer).	See exhibit 8.1.A (no changes).

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